UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23449

Mutual of America Variable Insurance Portfolios, Inc.

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

Chris W. Festog

Chairman of the Board, Chief Executive Officer and Principal Executive Officer

Mutual of America Variable Insurance Portfolios, Inc.

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders follows:

JUNE 30, 2023

Semi-Annual Reports of Mutual of America Variable Insurance Portfolios

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

We are pleased to present the Mutual of America Variable Insurance Portfolios, Inc. (the “Investment Company”) Semi-Annual Report. The Investment Company’s Portfolios launched on January 24, 2020. This Report includes important information regarding the performance and financial position of the Investment Company’s Portfolios for the six months ended June 30, 2023.

Midyear Economic Perspective: Inflation Eases, Volatility Persists

At the midway point of 2023, there were clear signs that the Federal Reserve’s (Fed) efforts to ease inflation through ongoing interest rate increases were making inroads, but how much more the economy still needs to cool to tame inflation is up for debate. Inflation continues to steadily decline, although it remains above the Fed’s target rate of 2%. And consumers are still experiencing inflation’s effects through higher prices for various goods and services.

During the first quarter, the banking crisis heightened market instability and contributed to increased regulations on small and regional banks, tightened lending standards and weakened demand for loans. We believe one of the consequences of the Fed’s aggressive interest rate hikes will be a significant impact on lending activity and, ultimately, have a dampening effect on the economy.

Despite the slow decline, there are positive indicators that have eased some concerns about a recession. Even with job growth slowing, the labor market remains strong — by June, year-over-year gains in wages topped inflation levels for the first time since 2021. In addition, the equity markets have rebounded from a 20% decline in 2022, posting strong returns through June of 2023.

Inflation Remains Above Fed’s Target Rate

The latest reports from three prominent inflation indicators still show levels above the Fed’s 2.0% target, albeit with significant declines since the Fed began raising rates in early 2022, and since inflation reached its peak last summer.

We believe uncertainty in the economy and markets will likely remain elevated through 2023, continuing to impact consumers. In recent months, prices declined for certain essential services and goods, such as food, although a core inflation indicator that excludes food and fuel costs remained persistently high. Inflationary pressures still exist, though, in areas such as housing, healthcare and automobiles. With these and other factors in mind, we expect the Fed may raise interest rates at least once more this year.

Equities and Bonds Show Strength, but Concerns Remain

Major equity indexes showed positive performance in the first half of 2023. The S&P 500® Index rose 16.9% and the Nasdaq composite jumped 32.3%. The Nasdaq’s performance can be attributed to its focus on select technology-related companies, notably Nvidia and Apple. Mega-cap growth stocks thrived, benefiting from smaller interest rate hikes compared to 2022 and being considered safe-haven investments in a low-growth economic environment. These stocks drove the overall performance of the equity markets.

Despite a slight decline in bond prices since the end of the first quarter of 2023, the bond market showed strength on a year-to-date basis through June, largely driven by the slowing frequency and size of interest rate hikes starting in the latter part of 2022. The persistently inverted yield curve has raised concerns about a potential economic slowdown. Notably, an inverted yield curve has preceded the 10 most recent recessions, underscoring its historical correlation with economic downturns.

Strong Labor Market Beginning to Slow

While the labor market has shown resilience, there are concerns about the Fed’s ability to manage job market growth to curb inflation without significantly increasing the unemployment rate. The Fed’s objective is to prevent wage-price spiral inflation, where higher wages lead to increased costs for companies, which may then pass the burden on to consumers. As the impact of rate hikes continues to slow the economy, we expect to see the unemployment level gradually increase through the balance of 2023 and into next year.

As the Fed does everything within its control to curb inflation in the coming months, we expect market turbulence to remain. In times of uncertainty, investors should be encouraged to keep diversified portfolios and ensure their investments reflect their risk tolerance and financial goals.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Portfolios is reflected below:

Total Returns — Six Months Ended June 30, 2023

Equity Index Portfolio	16.67%
All America Portfolio	12.96%
Small Cap Value Portfolio	3.61%
Small Cap Growth Portfolio	13.08%
Small Cap Equity Index Portfolio	6.03%
Mid Cap Value Portfolio	3.57%
Mid-Cap Equity Index Portfolio	8.71%
International Portfolio	10.84%
Retirement Income Portfolio	5.14%
2015 Retirement Portfolio	5.77%
2020 Retirement Portfolio	6.63%
2025 Retirement Portfolio	7.76%
2030 Retirement Portfolio	8.82%
2035 Retirement Portfolio	10.20%
2040 Retirement Portfolio	11.26%
2045 Retirement Portfolio	11.68%
2050 Retirement Portfolio	11.91%
2055 Retirement Portfolio	11.95%
2060 Retirement Portfolio	12.01%
Conservative Allocation Portfolio	6.61%
Moderate Allocation Portfolio	9.33%
Aggressive Allocation Portfolio	10.89%
Money Market Portfolio	2.30%
Mid-Term Bond Portfolio	1.22%
Bond Portfolio	1.92%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Portfolio performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Portfolio’s performance for the period ended June 30, 2023, compared to its relevant index.

Following the discussions are the graphical representations of the asset allocations of each Portfolio and an illustration of each Portfolio’s operating expenses. The portfolios of each Portfolio and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Portfolios.

Sincerely,

Chris W. Festog

Chairman of the Board,

Chief Executive Officer and Principal Executive Officer

Mutual of America Variable Insurance Portfolios, Inc.

The views expressed in this Semi-Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC.

EQUITY INDEX PORTFOLIO (Unaudited)

The Equity Index Portfolio’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Portfolio’s performance for the six months ended June 30, 2023, was 16.76% before expenses and 16.67% after expenses. The return of the S&P 500 was 16.89% over the same period. We note that the Equity Index Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur.

ALL AMERICA PORTFOLIO (Unaudited)

The investment objective of the All America Portfolio is to outperform the S&P 500® Index (S&P 500). The All America Portfolio is approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% mid-cap capitalization stocks and 20% small cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the six months ended June 30, 2023, the S&P 500 of large capitalization stocks increased by 16.89% on a total return basis, while the Russell® Midcap Core Index was up 9.01% and the Russell Midcap® Value Index was up 5.23%. The Russell 2000® Growth Index up 13.55% and the Russell 2000® Value Index up 2.50%.

The All America Portfolio’s return for the six months ended June 30, 2023, was 12.96% net of expenses versus the benchmark return of 16.89%. The underperformance of the Portfolio versus the S&P 500 during the year was due to the underperformance of the small and mid-capitalization segments of the Portfolio as compared to the large capitalization benchmark. We note that the All America Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur.

SMALL CAP VALUE PORTFOLIO (Unaudited)

The investment objective of the Small Cap Value Portfolio is capital appreciation. The Small Cap Value Portfolio generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the six months ending June 30, 2023, the Small Cap Value Portfolio outperformed its benchmark, the Russell 2000® Value Index. An attribution analysis shows that the majority of the outperformance came from the Industrial and Consumer Staples sectors. Sectors detracting from performance include Healthcare and Consumer Discretionary. We would also note the S&P 500® 500 Index (+16.9%) outperformed the Russell 2000® Value Index (+2.5%) for the year-to-date period.

For the six months ended June 30, 2023, the Small Cap Value Portfolio returned 4.03% before expenses and 3.61% after expenses versus a 2.50% return for the Russell 2000® Value Index. We note that the Small Cap Value Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur.

SMALL CAP GROWTH PORTFOLIO (Unaudited)

The Portfolio seeks capital appreciation. That is, we invest for long-term growth of capital by investing in companies with small market capitalizations.

Our active small cap growth approach is to seek attractive returns without taking undue risk, which we seek to achieve by investment in companies that have strong fundamentals, a compelling and sustainable business model and are led by a proven management team that has demonstrated the ability to execute on a business plan. Successful investment of capital, we believe, is a significant determinant in a company’s future prospects.

Small cap stocks, as seen, by the Russell 2000® Growth Index, showed strong gains for the six-months ending June 2023. The Portfolio was competitive with its benchmark and its small cap growth peers. For the first half of 2023, the Russell 2000® Growth Index returned 13.55%, while the Small Cap Growth Portfolio showed 13.53% before expenses and 13.08% after expenses for the same period. We note that the Small Cap Growth Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur.

Of the three traditional growth sectors, consumer discretionary and information technology showed double-digit returns and outperformed the small cap growth equity marketplace; Healthcare despite its attractive return did not outperform our Index. Nonetheless, our stock selection in the Materials, Healthcare and Industrial sectors contributed the most of any 3-sectors of the Portfolio for the first six-months of the year.

Healthcare Equipment & Supplies and Industrial Machinery were the two areas that contributed the most to investment results whereas poor stock selection in the Technology Hardware and Aerospace & Defense industries detracted from overall performance.

For the six-month period, we were underweight non-earning companies. We outperformed in this area but our more conservative positioning did not benefit investment results.

Bottom-up, fundamental company research begins with ideas generation, which leverages the knowledge, depth, and scope of the investment professionals in our organization to identify candidates. We are long term investors with a 3- to 5- year time horizon. We employ a disciplined approach to portfolio construction through understanding and measuring risk.

SMALL CAP EQUITY INDEX PORTFOLIO (Unaudited)

The Small Cap Equity Index Portfolio invests in the 600 stocks that comprise the S&P SmallCap 600® Index (S&P SmallCap 600). The S&P SmallCap 600 is a market-weighted index of 600 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P SmallCap 600’s performance directly proportional to that company’s market value.

The Small Cap Equity Index Portfolio’s return for the six months ended June 30, 2023, was 6.11% before expenses and 6.03% after expenses. The return of the S&P SmallCap 600 was 6.03%. We note that the Small Cap Equity Index Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur.

MID CAP VALUE PORTFOLIO (Unaudited)

The investment objective of the Mid Cap Value Portfolio is to outperform the Russell Midcap® Value Index. The Mid Cap Value Portfolio generally invests in companies that are between $5 billion and $30 billion in market capitalization and have lower price-to-book characteristics.

For the six months ending June 30, 2023, the Mid Cap Value Portfolio underperformed its benchmark, the Russel Midcap® Value Index. An attribution analysis shows that the majority of the underperformance came from the Consumer Discretionary and Information Technology sectors. Sectors adding to performance include Industrial and Communication Services. We would also note the S&P 500 (+16.9%) outperformed the Russell Midcap® Value Index (+5.2%) for the year-to-date period.

For the six months ended June 30, 2023, the Mid Cap Value Portfolio returned 3.91% before expenses and 3.57% after expenses versus a 5.23% return for the Russell Midcap® Value Index. We note that the Mid Cap Value Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur.

MID-CAP EQUITY INDEX PORTFOLIO (Unaudited)

The Mid-Cap Equity Index Portfolio invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Portfolio’s performance for the six months ended June 30, 2023, was 8.79% before expenses and 8.71% after expenses. The return of the S&P MidCap 400 was 8.84% over the same period. We note that the Mid-Cap Equity Index Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur.

INTERNATIONAL PORTFOLIO (Unaudited)

The International Portfolio seeks capital appreciation by investing primarily in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). The Fund may also invest in exchange traded funds within the general limitations of the Investment Company Act of 1940.

For the six months ended June 30, 2023, the International Portfolio returned 10.92% before expenses and 10.84% after expenses. The return of the MSCI EAFE benchmark was 11.67%. The slight underperformance of the Portfolio was due to a market preference for growth stocks, whereas the Portfolio tends to favor value and dividend paying stocks as part of its investment strategy. We note that the International Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur.

TARGET DATE (RETIREMENT) SERIES

All of the Portfolios in the Target Date Series had positive performance during the six month period and exceeded the return of their corresponding Morningstar benchmark. For the six months ended June 30, 2023, the return for the S&P 500® Index was 16.89%, for the Bloomberg U.S. Aggregate Bond Index was 2.09% and for the FTSE 3-Month Treasury Bill Index was 2.39%.

Compared to competitors, our relative underweight to International equities versus Domestic was a positive driver of performance, as U.S. equities outperformed. Our relative overweight to small and mid-capitalization equities relative to other providers was a headwind to performance, as these asset classes trailed large cap stocks.

The equity market had very strong returns in the first half, led by a small number of mega cap companies, as investors bid up stocks in the face of declining inflation and a continued strong labor market. Since the Fed will continue to raise rates until inflation has reached its target of around 2%, and given how far equities have come in the first half of the year, we believe that the second half of this year could be a more difficult investment environment. We continue to believe that our Portfolios are well positioned to continue delivering attractive long-term returns.

RETIREMENT INCOME PORTFOLIO (Unaudited)

The objective of the Retirement Income Portfolio is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Portfolio invests primarily in the fixed-income Portfolios of the Investment Company and also invests in the equity Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 70% of net assets in fixed-income and money market Portfolios and approximately 30% of net assets in equity Portfolios.

Performance for the Retirement Income Portfolio is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 5.14% net of expenses, versus a 3.75% return for the Morningstar benchmark. We note that the Retirement Income Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2015 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2015 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 68% of net assets in fixed-income and money market Portfolios and approximately 32% of net assets in equity Portfolios.

Performance for the 2015 Retirement Portfolio is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 5.77% net of expenses, versus a 4.32% return for the Morningstar benchmark. We note that the 2015 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2020 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2020 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2020. The 2020 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 61% of net assets in fixed-income and money market Portfolios and approximately 39% of net assets in equity Portfolios.

Performance for the 2020 Retirement Portfolio is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 6.63% net of expenses, versus a 6.13% return for the Morningstar benchmark. We note that the 2020 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2025 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2025 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 49% of net assets in equity Portfolios and approximately 51% of net assets in fixed-income and money market Portfolios.

Performance for the 2025 Retirement Portfolio is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 7.76% net of expenses, versus a 6.70% return for the Morningstar benchmark. We note that the 2025 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2030 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2030 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 59% of net assets in equity Portfolios and approximately 41% of net assets in fixed-income and money market Portfolios.

Performance for the 2030 Retirement Portfolio is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 8.82% net of expenses, versus a 7.43% return for the Morningstar benchmark. We note that the 2030 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2035 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2035 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 71% of net assets in equity Portfolios and approximately 29% of net assets in the fixed-income and money market Portfolios.

Performance for the 2035 Retirement Portfolio is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 10.20% net of expenses, versus a 8.29% return for the Morningstar benchmark. We note that the 2035 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2040 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2040 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 81% of net assets in equity Portfolios and approximately 19% of net assets in the fixed-income and money market Portfolios.

Performance for the 2040 Retirement Portfolio is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 11.26% net of expenses, versus a 9.10% return for the Morningstar benchmark. We note that the 2040 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2045 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2045 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Portfolio invests in funds of the Investment Company. The Portfolio’s current target allocation is approximately 86% of net assets in equity Portfolios and approximately 14% of net assets in the fixed-income and money market Portfolios.

Performance for the 2045 Retirement Portfolio is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 11.68% net of expenses, versus a 9.65% return for the Morningstar benchmark. We note that the 2045 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2050 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2050 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 88% of net assets in equity Portfolios and approximately 12% of net assets in the fixed-income and money market Portfolios.

Performance for the 2050 Retirement Portfolio is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 11.91% net of expenses, versus a 9.86% return for the Morningstar benchmark. We note that the 2050 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2055 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2055 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 91% of net assets in equity Portfolios and approximately 9% of net assets in the fixed-income and money market Portfolios.

Performance for the 2055 Retirement Portfolio is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 11.95% net of expenses, versus a 9.86% return for the Morningstar benchmark. We note that the 2055 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

2060 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2060 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2060. The 2060 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 93% of net assets in equity Portfolios and approximately 7% of net assets in the fixed-income and money market Portfolios.

Performance for the 2060 Retirement Portfolio is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Portfolio returned 12.01% net of expenses, versus a 9.83% return for the Morningstar benchmark. We note that the 2060 Retirement Portfolio’s net performance reflects direct management fees and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

The objective of the Conservative Allocation Portfolio is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Portfolio invests primarily in the fixed-income Portfolios of the Investment Company and also invests in the equity Portfolios of the Investment Company. The Conservative Allocation Portfolio’s target allocation is approximately 65% of net assets in fixed-income Portfolios and approximately 35% of net assets in equity Portfolios.

Performance for the Conservative Allocation Portfolio is compared to the Bloomberg U.S. Aggregate Bond Index, which returned 2.09% for the six months ended June 30, 2023, and the S&P 500® Index, which returned 16.89% for the period. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Conservative Allocation Portfolio returned 6.61% net of expenses, versus a 7.09% return for the Morningstar benchmark. We note that the Conservative Allocation Portfolio’s net performance reflects direct operating expenses and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

MODERATE ALLOCATION PORTFOLIO (Unaudited)

The objective of the Moderate Allocation Portfolio is capital appreciation and current income. The Moderate Allocation Portfolio invests in the equity and fixed-income Portfolios of the Investment Company. The Moderate Allocation Portfolio’s target allocation is approximately 60% of net assets in equity Portfolios and approximately 40% of net assets in fixed-income Portfolios.

Performance for the Moderate Allocation Portfolio is compared to the S&P 500® Index, which returned 16.89% for the six months ended June 30, 2023, and the Bloomberg U.S. Aggregate Bond Index, which returned 2.09% for the period. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Moderate Allocation Portfolio returned 9.33% net of expenses, versus a 9.79% return for the Morningstar benchmark. We note that the Moderate Allocation Portfolio’s net performance reflects direct operating expenses and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

The objective of the Aggressive Allocation Portfolio is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Portfolio invests in the equity and fixed-income Portfolios of the Investment Company. The Aggressive Allocation Portfolio’s target allocation is approximately 80% of net assets in equity Portfolios and approximately 20% of net assets in the fixed-income Portfolios.

Performance for the Aggressive Allocation Portfolio is compared to the S&P 500® Index, which returned 16.89% for the six months ended June 30, 2023, and the Bloomberg U.S. Aggregate Bond Index, which returned 2.09% for the period. In addition, we compare the performance of our Portfolio to an industry benchmark from Morningstar that corresponds to the particular objective of the Portfolio. For the six months ended June 30, 2023, the Aggressive Allocation Portfolio returned 10.89% net of expenses, versus a 11.64% return for the Morningstar benchmark. We note that the Aggressive Allocation Portfolio’s net performance reflects direct operating expenses and the expenses of the underlying funds in which the Portfolio invests, which the indices do not incur.

MONEY MARKET PORTFOLIO (Unaudited)

The Money Market Portfolio’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the six months ended June 30, 2023, the Money Market Portfolio returned 2.40% before expenses and 2.30% after expenses, compared to a 2.39% return for the FTSE 3-Month Treasury Bill Index. We note that the Money Market Portfolio’s net performance reflects management fees and operating expenses, which the index does not incur.

The Portfolio’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity. On June 30, 2023, the Portfolio held 45.8% in U.S. Treasury Bills, 14.6% in U.S. agency discount notes, and the remainder in commercial paper. The average maturity was 25 days.

The seven-day effective yield as of June 30, 2023, was 4.84%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Portfolio.

MID-TERM BOND PORTFOLIO (Unaudited)

The Mid-Term Bond Portfolio is focused on both preservation of capital and providing a high level of current income consistent with prudent investment risk. The Portfolio invests primarily in investment grade publicly traded debt securities. The securities held by the Mid-Term Bond Portfolio include U.S. Treasury bonds and Investment Grade corporate bonds.

Over the longer term, the Mid-Term Bond Portfolio’s strategy is to provide return and income by harvesting the credit risk premium across credit sensitive asset classes and identifying relative value between the major asset classes of its index, the Bloomberg Intermediate U.S. Government/Credit Bond Index. The Portfolio maintains a maturity profile similar to that of its index. The Portfolio’s corporate positions remain highly diversified to help manage the Portfolio’s credit risks.

For the six months ended June 30, 2023, the Mid-Term Bond Portfolio returned 1.45% (before expenses) and 1.22% net of expenses versus a 1.50% return of the Bloomberg Intermediate U.S. Government/Credit Bond Index. We note that the Mid-Term Bond Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur. The Portfolio’s underperformance can be attributed to its underweight positions in both duration and corporate credit securities. As a result of the Portfolio’s smaller exposure to corporates, the Portfolio was outpaced by the benchmark due to the rally in credit that occurred to close the first half of 2023. We maintained our “up-in-quality” and shorter duration stance through this period.

2023 has thus far seen significant market volatility highlighted by the failure of several regional banks in the United States and the hastily arranged takeover of Credit Suisse by UBS. These events sent U.S. Treasury yields plummeting and conversely sent risk asset spreads to much wider levels before recovering to close the first half of the year.

The Treasury curve remains inverted across the Fed’s ‘preferred measure’ of yield curve measurement, the yield spread between the 3-month and 10-year Treasury, which remains in deeply negative territory. Yield curve inversion is considered a reliable indicator for potential recession, and we remain wary of the economic effects of the Fed’s fight against inflation.

The Federal Reserve Chair has maintained that combatting inflation remains one of the primary goals of this Fed and has consistently communicated that rates will need to remain high until the threat of inflation has well passed. As a result, the market has largely traded around inflation data, with rates reflecting the market’s pricing of the next incremental piece of inflation information and thus, the next potential hike by the Fed. We continue to believe that the Fed will remain committed in its fight against inflation.

BOND PORTFOLIO (Unaudited)

The Bond Portfolio is focused on both preservation of capital and providing a high level of current income consistent with prudent investment risk. The Portfolio invests primarily in investment grade publicly traded debt securities. The securities held by the Bond Portfolio include U.S. Treasury, U.S. Agency and Mortgage-Backed securities and Investment Grade corporate bonds.

Over the longer term, the Bond Portfolio’s strategy is to provide return and income by harvesting the credit risk premium across credit sensitive asset classes and identifying relative value between the major asset classes of the Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index (U.S. Treasuries, Mortgage-Backed Securities and Investment Grade Corporate Credit). The Portfolio’s aim is to maintain a similar maturity profile to its benchmark. The Portfolio also stresses diversification to help mitigate or manage the risk of unexpected credit events.

The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 2.09% for the six months ended June 30, 2023. The Bond Portfolio returned 2.15% before expenses and 1.92% net of expenses during the same period. We note that the Bond Portfolio’s net performance reflects transaction fees and operating expenses, which the index does not incur. The Portfolio’s outperformance before expenses can be attributed mainly to positive security selection in Mortgage-Backed securities, and an overweight position in U.S. Treasury securities relative to the benchmark. The Portfolio’s relative underweight allocation to Corporate Credit was a detractor from performance. Overall, we remain slightly shorter in duration than the benchmark.

2023 has thus far seen significant market volatility highlighted by the failure of several regional banks in the United States and the hastily arranged takeover of Credit Suisse by UBS. These events sent U.S. Treasury yields plummeting and conversely sent risk asset spreads to much wider levels before recovering to close the first half of the year.

The Treasury curve remains inverted across the Fed’s ‘preferred measure’ of yield curve measurement, the yield spread between the 3-month and 10-year Treasury, which remains in deeply negative territory. Yield curve inversion is considered a reliable indicator for potential recession, and we remain wary of the economic effects of the Fed’s fight against inflation.

The Federal Reserve Chair has maintained that combatting inflation remains one of the primary goals of this Fed and has consistently communicated that rates will need to remain high until the threat of inflation has well passed. As a result, the market has largely traded around inflation data, with rates reflecting the market’s pricing of the next incremental piece of inflation information and thus, the next potential hike by the Fed. We continue to believe that the Fed will remain committed in its fight against inflation.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited)

Equity Index Portfolio

All America Portfolio

Small Cap Value Portfolio

Small Cap Growth Portfolio

Small Cap Equity Index Portfolio

Mid Cap Value Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited) (Continued)

Mid-Cap Equity Index Portfolio

International Portfolio

Retirement Income Portfolio

2015 Retirement Portfolio

2020 Retirement Portfolio

2025 Retirement Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited) (Continued)

2030 Retirement Portfolio

2035 Retirement Portfolio

2040 Retirement Portfolio

2045 Retirement Portfolio

2050 Retirement Portfolio

2055 Retirement Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited) (Continued)

2060 Retirement Portfolio

Conservative Allocation Portfolio

Moderate Allocation Portfolio

Aggressive Allocation Portfolio

Money Market Portfolio

Mid-Term Bond Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF JUNE 30, 2023 (Unaudited) (Continued)

Bond Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Variable Insurance Portfolios, you incur ongoing costs, including management fees and other Portfolio expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Portfolios’ Adviser, has contractually agreed to reimburse the Portfolios’ expenses to the extent that the Total Annual Operating Expenses exceed the rate in the table below (excluding any Acquired Fund Fees, as applicable, and any extraordinary expenses that may arise and charges incurred in trading portfolio securities) from inception of the Portfolios through April 30, 2023. From May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15% for all Portfolios, excluding the Retirement Portfolios and Allocation Portfolios for which the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.10%. This contractual obligation may not be terminated before April 30, 2030, and will continue for succeeding 12 month periods thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.

Total Annual Portfolio Operating Expenses after Expense Reimbursement through April 30, 2023

Equity Index Portfolio*	0.14%
All America Portfolio	0.52%
Small Cap Value Portfolio	0.81%
Small Cap Growth Portfolio	0.81%
Small Cap Equity Index Portfolio*	0.15%
Mid Cap Value Portfolio	0.65%
Mid-Cap Equity Index Portfolio	0.14%
International Portfolio*	0.13%
Retirement Income Portfolio	0.08%
2015 Retirement Portfolio	0.07%
2020 Retirement Portfolio*	0.08%
2025 Retirement Portfolio	0.06%
2030 Retirement Portfolio	0.06%
2035 Retirement Portfolio	0.07%
2040 Retirement Portfolio	0.07%
2045 Retirement Portfolio	0.07%
2050 Retirement Portfolio	0.07%
2055 Retirement Portfolio*	0.11%
2060 Retirement Portfolio	0.05%
Conservative Allocation Portfolio	0.02%
Moderate Allocation Portfolio	0.02%
Aggressive Allocation Portfolio	0.02%
Money Market Portfolio	0.20%
Mid-Term Bond Portfolio	0.45%
Bond Portfolio	0.45%

*

Prior to January 22, 2022, the operating expense reimbursement for the Equity Index, Small Cap Equity Index, International, 2020 Retirement and 2055 Retirement Portfolios reflected the expense limitations stated in the Substitution Order, resulting in lower operating expenses than those indicated herein. The expense limitation for the period prior to January 22, 2022 was 0.13%, 0.14%, 0.12%, 0.07% and 0.05%, respectively.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The Example is based on an investment of $1,000 invested at January 1, 2023 and held for the entire period ending June 30, 2023 under the expense reimbursement agreement in effect during that period as described above. See footnote (a) for comparable amounts on the Mutual of America Variable Insurance Portfolios if the expense reimbursement in effect May 1, 2023 had been in effect throughout the six months ended June 30, 2023.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

The estimate of expenses does not include fees and charges associated with your variable annuity contract or variable life insurance policy. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio with other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America Portfolios, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Variable Insurance Portfolios do not charge.

Equity Index Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,166.73	$0.91
Hypothetical (5% return before expense)	$1,000.00	$1,023.95	$0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

All America Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,129.56	$2.80
Hypothetical (5% return before expense)	$1,000.00	$1,022.17	$2.66

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Value Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,036.14	$4.24
Hypothetical (5% return before expense)	$1,000.00	$1,020.63	$4.21

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Growth Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,130.76	$4.44
Hypothetical (5% return before expense)	$1,000.00	$1,020.63	$4.21

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Equity Index Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,060.31	$0.87
Hypothetical (5% return before expense)	$1,000.00	$1,023.95	$0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid Cap Value Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,035.71	$3.38
Hypothetical (5% return before expense)	$1,000.00	$1,021.47	$3.36

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Cap Equity Index Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,087.15	$0.88
Hypothetical (5% return before expense)	$1,000.00	$1,023.95	$0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

International Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,108.40	$0.89
Hypothetical (5% return before expense)	$1,000.00	$1,023.95	$0.85

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.17% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Retirement Income Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,051.44	$2.39
Hypothetical (5% return before expense)	$1,000.00	$1,022.46	$2.36

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.47% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2015 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,057.73	$2.35
Hypothetical (5% return before expense)	$1,000.00	$1,022.51	$2.31

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.46% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

2020 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,066.34	$2.36
Hypothetical (5% return before expense)	$1,000.00	$1,022.51	$2.31

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.46% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2025 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,077.64	$2.16
Hypothetical (5% return before expense)	$1,000.00	$1,022.71	$2.11

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.42% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2030 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,088.24	$2.02
Hypothetical (5% return before expense)	$1,000.00	$1,022.86	$1.96

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.39% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2035 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,102.03	$1.93
Hypothetical (5% return before expense)	$1,000.00	$1,022.96	$1.86

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

2040 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,112.58	$1.83
Hypothetical (5% return before expense)	$1,000.00	$1,023.06	$1.76

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2045 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,116.83	$1.78
Hypothetical (5% return before expense)	$1,000.00	$1,023.11	$1.71

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2050 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,119.15	$1.79
Hypothetical (5% return before expense)	$1,000.00	$1,023.11	$1.71

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2055 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,119.50	$1.89
Hypothetical (5% return before expense)	$1,000.00	$1,023.01	$1.81

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

2060 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,120.12	$1.68
Hypothetical (5% return before expense)	$1,000.00	$1,023.21	$1.61

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Conservative Allocation Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,066.07	$2.05
Hypothetical (5% return before expense)	$1,000.00	$1,022.81	$2.01

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.40% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Moderate Allocation Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,093.26	$1.71
Hypothetical (5% return before expense)	$1,000.00	$1,023.16	$1.66

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Aggressive Allocation Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,108.86	$1.73
Hypothetical (5% return before expense)	$1,000.00	$1,023.16	$1.66

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

Money Market Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,022.96	$1.15
Hypothetical (5% return before expense)	$1,000.00	$1,023.65	$1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Term Bond Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,012.17	$2.39
Hypothetical (5% return before expense)	$1,000.00	$1,022.41	$2.41

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Bond Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,019.23	$2.40
Hypothetical (5% return before expense)	$1,000.00	$1,022.41	$2.41

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(a)

Effective May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15% for all Portfolios, excluding the Retirement Portfolios and Allocation Portfolios for which the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.10%. This contractual obligation may not be terminated before April 30, 2030, and will continue for succeeding 12 month periods thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice. The following expense examples assume this reimbursement agreement was in effect throughout the six month period ended June 30, 2023.

Equity Index Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,166.73	$1.24
Hypothetical (5% return before expense)	$1,000.00	$1,023.65	$1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,129.56	$2.90
Hypothetical (5% return before expense)	$1,000.00	$1,022.07	$2.76

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Value Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,036.14	$4.54
Hypothetical (5% return before expense)	$1,000.00	$1,020.33	$4.51

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Growth Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,130.76	$4.75
Hypothetical (5% return before expense)	$1,000.00	$1,020.33	$4.51

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Equity Index Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,060.31	$1.17
Hypothetical (5% return before expense)	$1,000.00	$1,023.65	$1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid Cap Value Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,035.71	$3.53
Hypothetical (5% return before expense)	$1,000.00	$1,021.32	$3.51

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Cap Equity Index Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,087.15	$1.19
Hypothetical (5% return before expense)	$1,000.00	$1,023.65	$1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

International Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,108.40	$1.25
Hypothetical (5% return before expense)	$1,000.00	$1,023.60	$1.20

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.24% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Retirement Income Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,051.44	$3.00
Hypothetical (5% return before expense)	$1,000.00	$1,021.87	$2.96

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.59% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

2015 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,057.73	$3.01
Hypothetical (5% return before expense)	$1,000.00	$1,021.87	$2.96

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.59% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2020 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,066.34	$2.97
Hypothetical (5% return before expense)	$1,000.00	$1,021.92	$2.91

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.58% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2025 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,077.64	$2.83
Hypothetical (5% return before expense)	$1,000.00	$1,022.07	$2.76

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.55% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2030 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,088.24	$2.74
Hypothetical (5% return before expense)	$1,000.00	$1,022.17	$2.66

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.53% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

2035 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,102.03	$2.55
Hypothetical (5% return before expense)	$1,000.00	$1,022.36	$2.46

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.49% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2040 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,112.58	$2.41
Hypothetical (5% return before expense)	$1,000.00	$1,022.51	$2.31

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.46% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2045 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,116.83	$2.41
Hypothetical (5% return before expense)	$1,000.00	$1,022.51	$2.31

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.46% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2050 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,119.15	$2.36
Hypothetical (5% return before expense)	$1,000.00	$1,022.56	$2.26

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.45% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

2055 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,119.50	$2.36
Hypothetical (5% return before expense)	$1,000.00	$1,022.56	$2.26

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.45% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2060 Retirement Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,120.12	$2.37
Hypothetical (5% return before expense)	$1,000.00	$1,022.56	$2.26

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.45% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Conservative Allocation Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,066.07	$2.77
Hypothetical (5% return before expense)	$1,000.00	$1,022.12	$2.71

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.54% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Moderate Allocation Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,093.26	$2.39
Hypothetical (5% return before expense)	$1,000.00	$1,022.51	$2.31

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.46% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

Aggressive Allocation Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,108.86	$2.41
Hypothetical (5% return before expense)	$1,000.00	$1,022.51	$2.31

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.46% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Money Market Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,022.96	$1.50
Hypothetical (5% return before expense)	$1,000.00	$1,023.31	$1.51

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Term Bond Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,012.17	$2.74
Hypothetical (5% return before expense)	$1,000.00	$1,022.07	$2.76

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Bond Portfolio
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Paid During Period* January 1, 2023 to June 30, 2023
Actual	$1,000.00	$1,019.23	$2.70
Hypothetical (5% return before expense)	$1,000.00	$1,022.12	$2.71

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (8.2%)
Activision Blizzard, Inc.*	2,252	$189,844
Alphabet, Inc. Cl A*	18,705	2,238,988
Alphabet, Inc. Cl C*	16,090	1,946,407
AT&T, Inc.	22,508	359,003
Charter Communications, Inc. Cl A*	328	120,497
Comcast Corp. Cl A	13,096	544,139
Electronic Arts, Inc.	820	106,354
Fox Corp. Cl A	848	28,832
Fox Corp. Cl B	431	13,744
Interpublic Group of Cos., Inc.	1,215	46,875
Live Nation Entertainment, Inc.*	453	41,273
Match Group, Inc.*	876	36,661
Meta Platforms, Inc. Cl A*	6,965	1,998,816
Netflix, Inc.*	1,400	616,686
News Corp. Cl A	1,200	23,400
News Corp. Cl B	370	7,296
Omnicom Group, Inc.	629	59,849
Paramount Global Cl B	1,596	25,392
Take-Two Interactive Software, Inc.*	499	73,433
T-Mobile US, Inc.*	1,814	251,965
Verizon Communications, Inc.	13,236	492,247
Walt Disney Co.*	5,752	513,538
Warner Bros Discovery, Inc.*	6,979	87,517

		9,822,756

CONSUMER DISCRETIONARY (10.4%)
Advance Auto Parts, Inc.	187	13,146
Amazon.com, Inc.*	28,104	3,663,637
Aptiv PLC*	851	86,879
AutoZone, Inc.*	58	144,615
Bath & Body Works, Inc.	720	27,000
Best Buy Co., Inc.	613	50,235
Booking Hldgs., Inc.*	117	315,939
BorgWarner, Inc.	737	36,047
Caesars Entertainment, Inc.*	677	34,507
CarMax, Inc.*	499	41,766
Carnival Corp.*	3,162	59,540
Chipotle Mexican Grill, Inc. Cl A*	86	183,954
Darden Restaurants, Inc.	381	63,657
Domino’s Pizza, Inc.	111	37,406
DR Horton, Inc.	978	119,013
eBay, Inc.	1,684	75,258
Etsy, Inc.*	389	32,913
Expedia Group, Inc.*	449	49,116
Ford Motor Co.	12,372	187,188
Garmin Ltd.	482	50,268
General Motors Co.	4,376	168,739
Genuine Parts Co.	443	74,969
Hasbro, Inc.	411	26,620
Hilton Worldwide Hldgs., Inc.	833	121,243

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Home Depot, Inc.	3,189	$990,631
Las Vegas Sands Corp.*	1,034	59,972
Lennar Corp. Cl A	798	99,997
LKQ Corp.	800	46,616
Lowe’s Cos., Inc.	1,878	423,865
Marriott International, Inc. Cl A	812	149,156
McDonald’s Corp.	2,299	686,045
MGM Resorts International	951	41,768
Mohawk Industries, Inc.*	166	17,125
Newell Brands, Inc.	1,186	10,318
NIKE, Inc. Cl B	3,880	428,236
Norwegian Cruise Line Hldgs. Ltd.*	1,335	29,063
NVR, Inc.*	10	63,506
O’Reilly Automotive, Inc.*	192	183,418
Pool Corp.	123	46,081
PulteGroup, Inc.	703	54,609
Ralph Lauren Corp. Cl A	130	16,029
Ross Stores, Inc.	1,077	120,764
Royal Caribbean Cruises Ltd.*	692	71,788
Starbucks Corp.	3,610	357,607
Tapestry, Inc.	730	31,244
Tesla, Inc.*	8,481	2,220,071
TJX Cos., Inc.	3,626	307,448
Tractor Supply Co.	345	76,279
Ulta Beauty, Inc.*	158	74,354
VF Corp.	1,041	19,873
Whirlpool Corp.	172	25,592
Wynn Resorts Ltd.	326	34,429
Yum! Brands, Inc.	882	122,201

		12,471,740

CONSUMER STAPLES (6.5%)
Altria Group, Inc.	5,620	254,586
Archer-Daniels-Midland Co.	1,715	129,585
Brown-Forman Corp. Cl B	576	38,465
Bunge Ltd.	474	44,722
Campbell Soup Co.	632	28,889
Church & Dwight Co., Inc.	769	77,077
Clorox Co.	390	62,026
Coca-Cola Co.	12,253	737,876
Colgate-Palmolive Co.	2,612	201,228
Conagra Brands, Inc.	1,502	50,647
Constellation Brands, Inc. Cl A	508	125,034
Costco Wholesale Corp.	1,397	752,117
Dollar General Corp.	690	117,148
Dollar Tree, Inc.*	655	93,993
Estee Lauder Cos., Inc. Cl A	730	143,357
General Mills, Inc.	1,850	141,895
Hershey Co.	464	115,861
Hormel Foods Corp.	912	36,681
J M Smucker Co.	336	49,617

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Kellogg Co.	810	$54,594
Keurig Dr Pepper, Inc.	2,652	82,928
Kimberly-Clark Corp.	1,063	146,758
Kraft Heinz Co.	2,512	89,176
Kroger Co.	2,057	96,679
Lamb Weston Hldgs., Inc.	458	52,647
McCormick & Co., Inc.	790	68,912
Molson Coors Beverage Co. Cl B	591	38,911
Mondelez International, Inc. Cl A	4,288	312,767
Monster Beverage Corp.*	2,405	138,143
PepsiCo, Inc.	4,338	803,484
Philip Morris International, Inc.	4,887	477,069
Procter & Gamble Co.	7,421	1,126,063
Sysco Corp.	1,595	118,349
Target Corp.	1,453	191,651
Tyson Foods, Inc. Cl A	899	45,885
Walgreens Boots Alliance, Inc.	2,254	64,216
Walmart, Inc.	4,416	694,107

		7,803,143

ENERGY (4.0%)
APA Corp.	972	33,213
Baker Hughes Co. Cl A	3,187	100,741
Chevron Corp.	5,487	863,379
ConocoPhillips	3,810	394,754
Coterra Energy, Inc.	2,385	60,341
Devon Energy Corp.	2,021	97,695
Diamondback Energy, Inc.	571	75,007
EOG Resources, Inc.	1,841	210,684
EQT Corp.	1,139	46,847
Exxon Mobil Corp.	12,729	1,365,185
Halliburton Co.	2,840	93,692
Hess Corp.	870	118,277
Kinder Morgan, Inc.	6,210	106,936
Marathon Oil Corp.	1,945	44,774
Marathon Petroleum Corp.	1,336	155,778
Occidental Petroleum Corp.	2,263	133,064
ONEOK, Inc.	1,408	86,902
Phillips 66	1,445	137,824
Pioneer Natural Resources Co.	736	152,484
Schlumberger N.V.	4,487	220,401
Targa Resources Corp.	711	54,107
Valero Energy Corp.	1,139	133,605
Williams Cos., Inc.	3,835	125,136

		4,810,826

FINANCIALS (12.9%)
Aflac, Inc.	1,732	120,894
Allstate Corp.	828	90,285
American Express Co.	1,871	325,928

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
American International Group, Inc.	2,279	$131,134
Ameriprise Financial, Inc.	328	108,948
Aon PLC Cl A	644	222,309
Arch Capital Group Ltd.*	1,172	87,724
Arthur J. Gallagher & Co.	675	148,210
Assurant, Inc.	167	20,995
Bank of America Corp.	21,828	626,245
Bank of New York Mellon Corp.	2,261	100,660
Berkshire Hathaway, Inc. Cl B*	5,615	1,914,715
BlackRock, Inc. Cl A	471	325,527
Brown & Brown, Inc.	742	51,079
Capital One Financial Corp.	1,202	131,463
Cboe Global Markets, Inc.	333	45,957
Charles Schwab Corp.	4,679	265,206
Chubb Ltd.	1,304	251,098
Cincinnati Financial Corp.	494	48,076
Citigroup, Inc.	6,129	282,179
Citizens Financial Group, Inc.	1,524	39,746
CME Group, Inc. Cl A	1,133	209,934
Comerica, Inc.	414	17,537
Discover Financial Svcs.	800	93,480
Everest Re Group Ltd.	134	45,809
FactSet Research Systems, Inc.	120	48,078
Fidelity National Information Svcs., Inc.	1,866	102,070
Fifth Third Bancorp	2,144	56,194
Fiserv, Inc.*	2,047	258,229
FleetCor Technologies, Inc.*	232	58,251
Franklin Resources, Inc.	898	23,986
Global Payments, Inc.	825	81,279
Globe Life, Inc.	280	30,694
Goldman Sachs Group, Inc.	1,047	337,699
Hartford Financial Svcs. Group, Inc.	977	70,364
Huntington Bancshares, Inc.	4,545	48,995
Intercontinental Exchange, Inc.	1,762	199,247
Invesco Ltd.	1,442	24,240
iShares Core S&P 500 ETF	2,041	909,694
Jack Henry & Associates, Inc.	230	38,486
JPMorgan Chase & Co.	9,201	1,338,193
KeyCorp.	2,944	27,203
Lincoln National Corp.	485	12,494
Loews Corp.	596	35,390
M&T Bank Corp.	523	64,726
MarketAxess Hldgs., Inc.	118	30,848
Marsh & McLennan Cos., Inc.	1,558	293,029
Mastercard, Inc. Cl A	2,634	1,035,952
MetLife, Inc.	2,026	114,530
Moody’s Corp.	496	172,469

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Morgan Stanley	4,102	$350,311
MSCI, Inc. Cl A	252	118,261
Nasdaq, Inc.	1,067	53,190
Northern Trust Corp.	656	48,636
PayPal Hldgs., Inc.*	3,513	234,422
PNC Financial Svcs. Group, Inc.	1,257	158,319
Principal Financial Group, Inc.	710	53,846
Progressive Corp.	1,843	243,958
Prudential Financial, Inc.	1,150	101,453
Raymond James Financial, Inc.	601	62,366
Regions Financial Corp.	2,954	52,640
S&P Global, Inc.	1,033	414,119
State Street Corp.	1,053	77,059
Synchrony Financial	1,350	45,792
T. Rowe Price Group, Inc.	707	79,198
Travelers Cos., Inc.	728	126,424
Truist Financial Corp.	4,193	127,258
U.S. Bancorp	4,391	145,079
Visa, Inc. Cl A	5,094	1,209,723
Wells Fargo & Co.	11,814	504,222
Willis Towers Watson PLC	336	79,128
WR Berkley Corp.	633	37,701
Zions Bancorporation	467	12,544

		15,453,127

HEALTH CARE (13.1%)
Abbott Laboratories	5,475	596,884
AbbVie, Inc.	5,555	748,425
Agilent Technologies, Inc.	930	111,832
Align Technology, Inc.*	225	79,569
AmerisourceBergen Corp.	510	98,139
Amgen, Inc.	1,682	373,438
Baxter International, Inc.	1,592	72,532
Becton Dickinson & Co.	895	236,289
Biogen, Inc.*	455	129,607
Bio-Rad Laboratories, Inc. Cl A*	68	25,780
Bio-Techne Corp.	495	40,407
Boston Scientific Corp.*	4,526	244,811
Bristol-Myers Squibb Co.	6,615	423,029
Cardinal Health, Inc.	802	75,845
Catalent, Inc.*	566	24,542
Centene Corp.*	1,728	116,554
Charles River Laboratories International, Inc.*	161	33,850
Cigna Group	932	261,519
Cooper Cos., Inc.	155	59,432
CVS Health Corp.	4,037	279,078
Danaher Corp.	2,090	501,600
DaVita, Inc.*	174	17,482
DENTSPLY SIRONA, Inc.	669	26,773

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Dexcom, Inc.*	1,221	$156,911
Edwards Lifesciences Corp.*	1,909	180,076
Elevance Health, Inc.	747	331,885
Eli Lilly & Co.	2,481	1,163,539
GE HealthCare Technologies, Inc.	1,230	99,925
Gilead Sciences, Inc.	3,927	302,654
HCA Healthcare, Inc.	650	197,262
Henry Schein, Inc.*	413	33,494
Hologic, Inc.*	775	62,752
Humana, Inc.	394	176,169
IDEXX Laboratories, Inc.*	261	131,082
Illumina, Inc.*	497	93,183
Incyte Corp.*	582	36,229
Insulet Corp.*	219	63,146
Intuitive Surgical, Inc.*	1,104	377,502
IQVIA Hldgs., Inc.*	584	131,266
Johnson & Johnson	8,182	1,354,285
Laboratory Corp. of America Hldgs.	279	67,331
McKesson Corp.	427	182,461
Medtronic PLC	4,189	369,051
Merck & Co., Inc.	7,989	921,851
Mettler-Toledo International, Inc.*	69	90,503
Moderna, Inc.*	1,033	125,510
Molina Healthcare, Inc.*	184	55,428
Organon & Co.	803	16,710
Pfizer, Inc.	17,773	651,914
Quest Diagnostics, Inc.	353	49,618
Regeneron Pharmaceuticals, Inc.*	339	243,585
ResMed, Inc.	462	100,947
Revvity, Inc.	395	46,922
STERIS PLC	312	70,194
Stryker Corp.	1,064	324,616
Teleflex, Inc.	147	35,578
Thermo Fisher Scientific, Inc.	1,215	633,926
UnitedHealth Group, Inc.	2,932	1,409,236
Universal Health Svcs., Inc. Cl B	199	31,396
Vertex Pharmaceuticals, Inc.*	810	285,047
Viatris, Inc.	3,775	37,675
Waters Corp.*	186	49,576
West Pharmaceutical Svcs., Inc.	233	89,116
Zimmer Biomet Hldgs., Inc.	657	95,659
Zoetis, Inc. Cl A	1,455	250,566

		15,703,193

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (8.3%)
3M Co.	1,737	$173,856
Alaska Air Group, Inc.*	402	21,378
Allegion PLC	277	33,246
American Airlines Group, Inc.*	2,055	36,867
AMETEK, Inc.	725	117,363
AO Smith Corp.	393	28,603
Automatic Data Processing, Inc.	1,301	285,947
Axon Enterprise, Inc.*	220	42,926
Boeing Co.*	1,780	375,865
Broadridge Financial Solutions, Inc.	371	61,449
Carrier Global Corp.	2,629	130,688
Caterpillar, Inc.	1,623	399,339
Ceridian HCM Hldg., Inc.*	488	32,681
CH Robinson Worldwide, Inc.	367	34,626
Cintas Corp.	272	135,206
Copart, Inc.*	1,350	123,133
CSX Corp.	6,401	218,274
Cummins, Inc.	445	109,096
Deere & Co.	849	344,006
Delta Air Lines, Inc.*	2,023	96,173
Dover Corp.	441	65,114
Eaton Corp. PLC	1,254	252,179
Emerson Electric Co.	1,799	162,612
Equifax, Inc.	387	91,061
Expeditors International of Washington, Inc.	482	58,385
Fastenal Co.	1,798	106,064
FedEx Corp.	728	180,471
Fortive Corp.	1,114	83,294
Generac Hldgs., Inc.*	196	29,229
General Dynamics Corp.	708	152,326
General Electric Co.	3,428	376,566
Honeywell International, Inc.	2,096	434,920
Howmet Aerospace, Inc.	1,158	57,390
Huntington Ingalls Industries, Inc.	125	28,450
IDEX Corp.	238	51,232
Illinois Tool Works, Inc.	871	217,889
Ingersoll Rand, Inc.	1,273	83,203
Jacobs Solutions, Inc.	399	47,437
JB Hunt Transport Svcs., Inc.	261	47,249
Johnson Controls International PLC	2,161	147,251
L-3 Harris Technologies, Inc.	597	116,875
Leidos Hldgs., Inc.	432	38,223
Lockheed Martin Corp.	710	326,870
Masco Corp.	709	40,682
Nordson Corp.	169	41,942
Norfolk Southern Corp.	717	162,587
Northrop Grumman Corp.	450	205,110
Old Dominion Freight Line, Inc.	284	105,009

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Otis Worldwide Corp.	1,302	$115,891
PACCAR, Inc.	1,645	137,604
Parker-Hannifin Corp.	403	157,186
Paychex, Inc.	1,011	113,101
Paycom Software, Inc.	153	49,150
Pentair PLC	519	33,527
Quanta Svcs., Inc.	457	89,778
Raytheon Technologies Corp.	4,601	450,714
Republic Svcs., Inc. Cl A	647	99,101
Robert Half International, Inc.	340	25,575
Rockwell Automation, Inc.	362	119,261
Rollins, Inc.	729	31,223
Snap-on, Inc.	167	48,128
Southwest Airlines Co.	1,873	67,821
Stanley Black & Decker, Inc.	482	45,168
Textron, Inc.	635	42,945
Trane Technologies PLC	718	137,325
TransDigm Group, Inc.	164	146,644
Union Pacific Corp.	1,920	392,870
United Airlines Hldgs., Inc.*	1,032	56,626
United Parcel Svc., Inc. Cl B	2,282	409,049
United Rentals, Inc.	216	96,200
Verisk Analytics, Inc. Cl A	456	103,070
Waste Management, Inc.	1,166	202,208
Westinghouse Air Brake Technologies Corp.	567	62,183
WW Grainger, Inc.	141	111,191
Xylem, Inc.	753	84,803

		9,938,684

INFORMATION TECHNOLOGY (27.6%)
Accenture PLC Cl A	1,988	613,457
Adobe, Inc.*	1,444	706,102
Advanced Micro Devices, Inc.*	5,069	577,410
Akamai Technologies, Inc.*	480	43,138
Amphenol Corp. Cl A	1,874	159,196
Analog Devices, Inc.	1,592	310,138
ANSYS, Inc.*	272	89,833
Apple, Inc.	46,549	9,029,110
Applied Materials, Inc.	2,660	384,476
Arista Networks, Inc.*	786	127,379
Autodesk, Inc.*	674	137,907
Broadcom, Inc.	1,313	1,138,936
Cadence Design Systems, Inc.*	859	201,453
CDW Corp.	425	77,987
Cisco Systems, Inc.	12,896	667,239
Cognizant Technology Solutions Corp. Cl A	1,598	104,317
Corning, Inc.	2,408	84,376
DXC Technology Co.*	716	19,132
Enphase Energy, Inc.*	431	72,184
EPAM Systems, Inc.*	182	40,904
F5, Inc.*	190	27,789

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Fair Isaac Corp.*	79	$63,928
First Solar, Inc.*	312	59,308
Fortinet, Inc.*	2,051	155,035
Gartner, Inc.*	248	86,877
Gen Digital, Inc.	1,790	33,204
Hewlett Packard Enterprise Co.	4,079	68,527
HP, Inc.	2,729	83,808
Intel Corp.	13,132	439,134
International Business Machines Corp.	2,859	382,563
Intuit, Inc.	883	404,582
Juniper Networks, Inc.	1,013	31,737
Keysight Technologies, Inc.*	561	93,939
KLA Corp.	432	209,529
Lam Research Corp.	423	271,930
Microchip Technology, Inc.	1,724	154,453
Micron Technology, Inc.	3,445	217,414
Microsoft Corp.	23,409	7,971,701
Monolithic Power Systems, Inc.	141	76,172
Motorola Solutions, Inc.	529	155,145
NetApp, Inc.	674	51,494
NVIDIA Corp.	7,786	3,293,634
NXP Semiconductors N.V.	817	167,224
ON Semiconductor Corp.*	1,359	128,534
Oracle Corp.	4,845	576,991
Palo Alto Networks, Inc.*	952	243,246
PTC, Inc.*	335	47,671
Qorvo, Inc.*	314	32,037
QUALCOMM, Inc.	3,507	417,473
Roper Technologies, Inc.	335	161,068
Salesforce, Inc.*	3,083	651,315
Seagate Technology Hldgs. PLC	606	37,493
ServiceNow, Inc.*	641	360,223
Skyworks Solutions, Inc.	501	55,456
SolarEdge Technologies, Inc.*	177	47,622
Synopsys, Inc.*	479	208,561
TE Connectivity Ltd.	993	139,179
Teledyne Technologies, Inc.*	148	60,844
Teradyne, Inc.	489	54,440
Texas Instruments, Inc.	2,857	514,317
Trimble, Inc.*	779	41,240
Tyler Technologies, Inc.*	131	54,558
VeriSign, Inc.*	286	64,627
Western Digital Corp.*	1,007	38,196
Zebra Technologies Corp. Cl A*	162	47,924

		33,066,816

MATERIALS (2.5%)
Air Products & Chemicals, Inc.	700	209,671

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Albemarle Corp.	369	$82,320
Amcor PLC	4,633	46,237
Avery Dennison Corp.	254	43,637
Ball Corp.	990	57,628
Celanese Corp. Cl A	315	36,477
CF Industries Hldgs., Inc.	614	42,624
Corteva, Inc.	2,239	128,295
Dow, Inc.	2,226	118,557
DuPont de Nemours, Inc.	1,445	103,231
Eastman Chemical Co.	375	31,395
Ecolab, Inc.	779	145,432
FMC Corp.	394	41,110
Freeport-McMoRan, Inc.	4,512	180,480
International Flavors & Fragrances, Inc.	803	63,911
International Paper Co.	1,093	34,768
Linde PLC	1,542	587,625
LyondellBasell Industries N.V. Cl A	798	73,280
Martin Marietta Materials, Inc.	195	90,030
Mosaic Co.	1,046	36,610
Newmont Corp.	2,503	106,778
Nucor Corp.	791	129,708
Packaging Corp. of America	284	37,534
PPG Industries, Inc.	741	109,890
Sealed Air Corp.	454	18,160
Sherwin-Williams Co.	739	196,219
Steel Dynamics, Inc.	506	55,119
Vulcan Materials Co.	418	94,234
Westrock Co.	806	23,430

		2,924,390

REAL ESTATE (2.5%)
Alexandria Real Estate Equities, Inc.	496	56,291
American Tower Corp.	1,468	284,704
AvalonBay Communities, Inc.	447	84,604
Boston Properties, Inc.	449	25,858
Camden Property Trust	337	36,689
CBRE Group, Inc. Cl A*	979	79,015
CoStar Group, Inc.*	1,286	114,454
Crown Castle, Inc.	1,366	155,642
Digital Realty Trust, Inc.	917	104,419
Equinix, Inc.	294	230,478
Equity Residential	1,073	70,786
Essex Property Trust, Inc.	203	47,563
Extra Space Storage, Inc.	425	63,261
Federal Realty Investment Trust	230	22,257
Healthpeak Properties, Inc.	1,722	34,612
Host Hotels & Resorts, Inc.	2,240	37,699
Invitation Homes, Inc.	1,830	62,952
Iron Mountain, Inc.	918	52,161
Kimco Realty Corp.	1,951	38,474
Mid-America Apartment Communities, Inc.	367	55,733

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Prologis, Inc.	2,907	$356,485
Public Storage	499	145,648
Realty Income Corp.	2,119	126,695
Regency Centers Corp.	484	29,897
SBA Communications Corp. Cl A	341	79,030
Simon Property Group, Inc.	1,029	118,829
UDR, Inc.	975	41,886
Ventas, Inc.	1,259	59,513
VICI Properties, Inc. Cl A	3,161	99,350
Welltower, Inc.	1,564	126,512
Weyerhaeuser Co.	2,305	77,241

		2,918,738

UTILITIES (2.5%)
AES Corp.	2,107	43,678
Alliant Energy Corp.	792	41,564
Ameren Corp.	826	67,459
American Electric Power Co., Inc.	1,621	136,488
American Water Works Co., Inc.	612	87,363
Atmos Energy Corp.	455	52,935
CenterPoint Energy, Inc.	1,987	57,921
CMS Energy Corp.	919	53,991
Consolidated Edison, Inc.	1,092	98,717
Constellation Energy Corp.	1,022	93,564

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Dominion Energy, Inc.	2,632	$136,311
DTE Energy Co.	648	71,293
Duke Energy Corp.	2,427	217,799
Edison International	1,206	83,757
Entergy Corp.	665	64,751
Evergy, Inc.	724	42,296
Eversource Energy	1,099	77,941
Exelon Corp.	3,132	127,598
FirstEnergy Corp.	1,714	66,640
NextEra Energy, Inc.	6,370	472,654
NiSource, Inc.	1,300	35,555
NRG Energy, Inc.	725	27,108
PG&E Corp.*	5,089	87,938
Pinnacle West Capital Corp.	357	29,081
PPL Corp.	2,321	61,414
Public Svc. Enterprise Group, Inc.	1,571	98,360
Sempra Energy	991	144,280
Southern Co.	3,433	241,168
WEC Energy Group, Inc.	994	87,711
Xcel Energy, Inc.	1,733	107,741

		3,015,076

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $93,517,038) 98.5%		117,928,489

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (1)	A-1+	5.04	07/25/23	$200,000	$199,331

COMMERCIAL PAPER (1.2%)
Cargill Global Funding PLC†	A-1	4.98	07/03/23	1,400,000	1,399,613

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,598,944) 1.3%					1,598,944

TEMPORARY CASH INVESTMENT (0.1%)
JP Morgan Chase, New York Time Deposit		4.32	07/03/23	91,574	91,574

TOTAL TEMPORARY CASH INVESTMENT (Cost: $91,574) 0.1%					91,574

TOTAL INVESTMENTS (Cost: $95,207,556) 99.9%					119,619,007

OTHER NET ASSETS 0.1%					127,258

NET ASSETS 100.0%					$119,746,265

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (5.8%)
Activision Blizzard, Inc.*	182	$15,343
Alphabet, Inc. Cl A*	1,518	181,705
Alphabet, Inc. Cl C*	1,307	158,108
AT&T, Inc.	1,827	29,141
Charter Communications, Inc. Cl A*	27	9,919
Comcast Corp. Cl A	1,063	44,168
EchoStar Corp. Cl A*	742	12,866
Electronic Arts, Inc.	66	8,560
Fox Corp. Cl A	542	18,428
Fox Corp. Cl B	35	1,116
IMAX Corp.*	296	5,029
Interpublic Group of Cos., Inc.	99	3,819
Live Nation Entertainment, Inc.*	37	3,371
Match Group, Inc.*	72	3,013
Meta Platforms, Inc. Cl A*	566	162,431
Netflix, Inc.*	113	49,775
News Corp. Cl A	97	1,892
News Corp. Cl B	31	611
Omnicom Group, Inc.	51	4,853
Paramount Global Cl B	129	2,052
Take-Two Interactive Software, Inc.*	313	46,061
TEGNA, Inc.	2,206	35,825
T-Mobile US, Inc.*	148	20,557
Verizon Communications, Inc.	1,074	39,942
Walt Disney Co.*	466	41,605
Warner Bros Discovery, Inc.*	1,623	20,352
ZipRecruiter, Inc.*	171	3,037

		923,579

CONSUMER DISCRETIONARY (10.5%)
Advance Auto Parts, Inc.	16	1,125
Amazon.com, Inc.*	2,281	297,351
Aptiv PLC*	156	15,926
AutoZone, Inc.*	27	67,321
Bath & Body Works, Inc.	59	2,212
Best Buy Co., Inc.	50	4,098
Bloomin’ Brands, Inc.	1,925	51,763
Booking Hldgs., Inc.*	10	27,003
BorgWarner, Inc.	60	2,935
Bright Horizons Family Solutions, Inc.*	124	11,464
Caesars Entertainment, Inc.*	310	15,801
Capri Hldgs. Ltd.*	743	26,666
CarMax, Inc.*	41	3,432
Carnival Corp.*	256	4,820
Chipotle Mexican Grill, Inc. Cl A*	8	17,112
Darden Restaurants, Inc.	208	34,753
Domino’s Pizza, Inc.	10	3,370
DR Horton, Inc.	80	9,735
eBay, Inc.	137	6,123
Etsy, Inc.*	32	2,708
Everi Hldgs., Inc.*	769	11,120
Expedia Group, Inc.*	37	4,047

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Five Below, Inc.*	229	$45,008
Ford Motor Co.	1,004	15,191
Fox Factory Hldg. Corp.*	102	11,068
Garmin Ltd.	40	4,172
General Motors Co.	355	13,689
Genuine Parts Co.	36	6,092
Golden Entertainment, Inc.*	843	35,237
Hasbro, Inc.	34	2,202
Hilton Worldwide Hldgs., Inc.	68	9,897
Home Depot, Inc.	259	80,456
Las Vegas Sands Corp.*	84	4,872
Lennar Corp. Cl A	65	8,145
Lithia Motors, Inc. Cl A	59	17,942
LKQ Corp.	65	3,788
Lowe’s Cos., Inc.	153	34,532
Marriott International, Inc. Cl A	66	12,124
Marriott Vacations Worldwide Corp.	525	64,428
McDonald’s Corp.	186	55,504
MGM Resorts International	78	3,426
Mohawk Industries, Inc.*	14	1,444
Murphy USA, Inc.	20	6,222
Newell Brands, Inc.	96	835
NIKE, Inc. Cl B	315	34,767
Norwegian Cruise Line Hldgs. Ltd.*	108	2,351
NVR, Inc.*	5	31,753
Ollie’s Bargain Outlet Hldgs., Inc.*	668	38,697
O’Reilly Automotive, Inc.*	16	15,285
Pool Corp.	10	3,746
PulteGroup, Inc.	57	4,428
Ralph Lauren Corp. Cl A	11	1,356
Ross Stores, Inc.	88	9,867
Royal Caribbean Cruises Ltd.*	56	5,809
Skyline Champion Corp.*	112	7,330
Sonic Automotive, Inc. Cl A	710	33,846
Starbucks Corp.	293	29,025
Steven Madden Ltd.	383	12,520
Tapestry, Inc.	60	2,568
Taylor Morrison Home Corp. Cl A*	1,388	67,693
Tesla, Inc.*	688	180,098
TJX Cos., Inc.	294	24,928
Tractor Supply Co.	179	39,577
Ulta Beauty, Inc.*	13	6,118
Valvoline, Inc.	724	27,157
VF Corp.	84	1,604
Whirlpool Corp.	14	2,083
Williams-Sonoma, Inc.	117	14,641
Wynn Resorts Ltd.	27	2,851
XPEL, Inc.*	216	18,192
Yum! Brands, Inc.	71	9,837

		1,685,286

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (5.4%)
Altria Group, Inc.	456	$20,657
Archer-Daniels-Midland Co.	139	10,503
BJ’s Wholesale Club Hldgs., Inc.*	126	7,939
Boston Beer Co., Inc. Cl A*	19	5,860
Brown-Forman Corp. Cl B	47	3,139
Bunge Ltd.	38	3,585
Campbell Soup Co.	52	2,377
Church & Dwight Co., Inc.	368	36,885
Clorox Co.	32	5,089
Coca-Cola Co.	994	59,859
Colgate-Palmolive Co.	213	16,410
Conagra Brands, Inc.	121	4,080
Constellation Brands, Inc. Cl A	231	56,856
Costco Wholesale Corp.	113	60,837
Crimson Wine Group Ltd.*	2,443	16,368
Dollar General Corp.	56	9,508
Dollar Tree, Inc.*	53	7,605
Estee Lauder Cos., Inc. Cl A	59	11,586
Freshpet, Inc.*	407	26,785
General Mills, Inc.	150	11,505
Hershey Co.	38	9,489
Hormel Foods Corp.	74	2,976
J M Smucker Co.	28	4,135
Kellogg Co.	66	4,448
Keurig Dr Pepper, Inc.	216	6,754
Kimberly-Clark Corp.	86	11,873
Kraft Heinz Co.	203	7,207
Kroger Co.	166	7,802
Lamb Weston Hldgs., Inc.	37	4,253
McCormick & Co., Inc.	64	5,583
Molson Coors Beverage Co. Cl B	48	3,160
Mondelez International, Inc. Cl A	348	25,383
Monster Beverage Corp.*	195	11,201
PepsiCo, Inc.	352	65,197
Philip Morris International, Inc.	396	38,658
Procter & Gamble Co.	602	91,347
Sysco Corp.	129	9,572
Target Corp.	117	15,432
TreeHouse Foods, Inc.*	2,032	102,372
Tyson Foods, Inc. Cl A	73	3,726
Walgreens Boots Alliance, Inc.	183	5,214
Walmart, Inc.	358	56,270

		869,485

ENERGY (4.8%)
APA Corp.	79	2,699
Baker Hughes Co. Cl A	1,754	55,444
ChampionX Corp.	2,061	63,974
Cheniere Energy, Inc.	151	23,006
Chesapeake Energy Corp.	435	36,401
Chevron Corp.	446	70,178
ConocoPhillips	310	32,119
Coterra Energy, Inc.	194	4,908
Devon Energy Corp.	585	28,279

	Shares	Value
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Diamondback Energy, Inc.	47	$6,174
EOG Resources, Inc.	150	17,166
EQT Corp.	864	35,536
Exxon Mobil Corp.	1,034	110,897
Halliburton Co.	230	7,588
Hess Corp.	123	16,722
Kinder Morgan, Inc.	504	8,679
Marathon Oil Corp.	158	3,637
Marathon Petroleum Corp.	109	12,709
MPLX LP*	263	8,926
Northern Oil & Gas, Inc.	609	20,901
Occidental Petroleum Corp.	184	10,819
ONEOK, Inc.	114	7,036
Ovintiv, Inc.	582	22,157
PDC Energy, Inc.	581	41,332
Phillips 66	118	11,255
Pioneer Natural Resources Co.	60	12,431
Schlumberger N.V.	364	17,880
Southwestern Energy Co.*	4,238	25,470
Targa Resources Corp.	58	4,414
Valero Energy Corp.	93	10,909
Williams Cos., Inc.	1,144	37,329

		766,975

FINANCIALS (14.1%)
Aflac, Inc.	141	9,842
Allstate Corp.	67	7,306
American Equity Investment Life Hldg. Co.	389	20,271
American Express Co.	152	26,478
American Financial Group, Inc.	222	26,362
American International Group, Inc.	185	10,645
Ameriprise Financial, Inc.	207	68,757
Aon PLC Cl A	52	17,950
Arch Capital Group Ltd.*	95	7,111
Argo Group International Hldgs. Ltd.	314	9,298
Arthur J. Gallagher & Co.	54	11,857
Assurant, Inc.	14	1,760
Bank of America Corp.	1,772	50,839
Bank of Marin Bancorp	274	4,842
Bank of New York Mellon Corp.	184	8,192
Banner Corp.	498	21,748
Berkshire Hathaway, Inc. Cl B*	456	155,496
BlackRock, Inc. Cl A	39	26,954
Brookline Bancorp, Inc.	1,607	14,045
Brown & Brown, Inc.	494	34,007
Capital One Financial Corp.	97	10,609
Cboe Global Markets, Inc.	27	3,726
Charles Schwab Corp.	380	21,538
Chubb Ltd.	106	20,411
Cincinnati Financial Corp.	41	3,990
Citigroup, Inc.	497	22,882
Citizens Financial Group, Inc.	124	3,234

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
CME Group, Inc. Cl A	92	$17,047
Comerica, Inc.	34	1,440
Dime Community Bancshares, Inc.	377	6,646
Discover Financial Svcs.	172	20,098
Eastern Bankshares, Inc.	2,196	26,945
Ellington Financial, Inc.	1,499	20,686
Enterprise Financial Svcs. Corp.	558	21,818
Essent Group Ltd.	651	30,467
Euronet Worldwide, Inc.*	442	51,878
Everest Re Group Ltd.	63	21,537
FactSet Research Systems, Inc.	10	4,006
Fidelity National Information Svcs., Inc.	151	8,260
Fifth Third Bancorp	1,201	31,478
First Financial Bankshares, Inc.	399	11,367
First Interstate BancSystem, Inc. Cl A	868	20,693
Fiserv, Inc.*	166	20,941
FleetCor Technologies, Inc.*	19	4,770
Flywire Corp.*	164	5,091
Franklin Resources, Inc.	73	1,950
Global Payments, Inc.	67	6,601
Globe Life, Inc.	23	2,521
Goldman Sachs Group, Inc.	85	27,416
Goosehead Insurance, Inc. Cl A*	152	9,559
Green Dot Corp. Cl A*	965	18,084
Hancock Whitney Corp.	647	24,832
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	142	3,550
Hartford Financial Svcs. Group, Inc.	690	49,694
Home BancShares, Inc.	1,071	24,419
Houlihan Lokey, Inc. Cl A	96	9,438
Huntington Bancshares, Inc.	368	3,967
Intercontinental Exchange, Inc.	143	16,170
Invesco Ltd.	117	1,967
iShares Core S&P 500 ETF	294	131,039
iShares Micro-Cap ETF	87	9,509
iShares Russell 2000 Growth ETF	51	12,376
iShares Russell 2000 Value ETF	60	8,448
Jack Henry & Associates, Inc.	19	3,179
JPMorgan Chase & Co.	747	108,644
KeyCorp.	1,045	9,656
Lakeland Financial Corp.	92	4,464
Lincoln National Corp.	40	1,030
Loews Corp.	49	2,910
M&T Bank Corp.	188	23,267
MarketAxess Hldgs., Inc.	10	2,614
Marsh & McLennan Cos., Inc.	126	23,698

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Mastercard, Inc. Cl A	214	$84,166
MetLife, Inc.	165	9,327
Moelis & Co. Cl A	233	10,564
Moody’s Corp.	41	14,256
Morgan Stanley	333	28,438
MSCI, Inc. Cl A	57	26,749
Nasdaq, Inc.	86	4,287
Northern Trust Corp.	54	4,004
PayPal Hldgs., Inc.*	286	19,085
PJT Partners, Inc. Cl A	131	9,123
PNC Financial Svcs. Group, Inc.	102	12,847
Primerica, Inc.	278	54,977
Principal Financial Group, Inc.	58	4,399
Progressive Corp.	149	19,723
Prudential Financial, Inc.	94	8,293
Raymond James Financial, Inc.	292	30,301
Regions Financial Corp.	239	4,259
Reinsurance Group of America, Inc.	95	13,176
RLI Corp.	102	13,920
S&P Global, Inc.	84	33,675
Selective Insurance Group, Inc.	345	33,103
Starwood Property Trust, Inc.	1,356	26,306
State Street Corp.	86	6,293
Stifel Financial Corp.	155	9,249
Stock Yards Bancorp, Inc.	356	16,152
Synchrony Financial	339	11,499
T. Rowe Price Group, Inc.	58	6,497
Travelers Cos., Inc.	59	10,246
TriCo Bancshares	369	12,251
Truist Financial Corp.	340	10,319
U.S. Bancorp	356	11,762
UMB Financial Corp.	266	16,199
Visa, Inc. Cl A	414	98,317
Voya Financial, Inc.	438	31,409
Webster Financial Corp.	280	10,570
Wells Fargo & Co.	959	40,930
Willis Towers Watson PLC	28	6,594
WR Berkley Corp.	52	3,097
Zions Bancorporation	38	1,021

		2,253,703

HEALTH CARE (12.6%)
Abbott Laboratories	444	48,405
AbbVie, Inc.	450	60,628
Addus HomeCare Corp.*	177	16,408
Agilent Technologies, Inc.	314	37,758
Align Technology, Inc.*	57	20,157
Alkermes PLC*	172	5,384
Alnylam Pharmaceuticals, Inc.*	53	10,067
AmerisourceBergen Corp.	42	8,082
Amgen, Inc.	136	30,195
Amicus Therapeutics, Inc.*	460	5,778
AMN Healthcare Svcs., Inc.*	117	12,767

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Amphastar Pharmaceuticals, Inc.*	265	$15,230
Apellis Pharmaceuticals, Inc.*	113	10,294
Arrowhead Pharmaceuticals, Inc.*	117	4,172
Avidity Biosciences, Inc.*	478	5,301
Axsome Therapeutics, Inc.*	100	7,186
Baxter International, Inc.	129	5,877
Becton Dickinson & Co.	72	19,009
BioCryst Pharmaceuticals, Inc.*	817	5,752
Biogen, Inc.*	98	27,915
Bio-Rad Laboratories, Inc. Cl A*	6	2,275
Bio-Techne Corp.	41	3,347
Blueprint Medicines Corp.*	83	5,246
Boston Scientific Corp.*	367	19,851
Bristol-Myers Squibb Co.	537	34,341
Cardinal Health, Inc.	66	6,242
Catalent, Inc.*	46	1,995
Centene Corp.*	321	21,651
Charles River Laboratories International, Inc.*	13	2,733
Chemed Corp.	29	15,708
Cigna Group	76	21,326
Collegium Pharmaceutical, Inc.*	311	6,683
CONMED Corp.	83	11,279
Cooper Cos., Inc.	13	4,985
Corcept Therapeutics, Inc.*	257	5,718
CVS Health Corp.	327	22,605
Danaher Corp.	169	40,560
DaVita, Inc.*	14	1,407
DENTSPLY SIRONA, Inc.	55	2,201
Dexcom, Inc.*	211	27,116
Edwards Lifesciences Corp.*	155	14,621
Elevance Health, Inc.	61	27,102
Eli Lilly & Co.	201	94,265
Encompass Health Corp.	375	25,391
Envista Hldgs. Corp.*	406	13,739
Exact Sciences Corp.*	112	10,517
GE HealthCare Technologies, Inc.	100	8,124
Gilead Sciences, Inc.	318	24,508
Halozyme Therapeutics, Inc.*	186	6,709
HCA Healthcare, Inc.	53	16,084
HealthEquity, Inc.*	118	7,450
Henry Schein, Inc.*	34	2,757
Heron Therapeutics, Inc.*	824	956
Hologic, Inc.*	63	5,101
Humana, Inc.	53	23,698
IDEXX Laboratories, Inc.*	48	24,107
Illumina, Inc.*	41	7,687
Incyte Corp.*	48	2,988
Insmed, Inc.*	264	5,570
Inspire Medical Systems, Inc.*	30	9,739

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Insulet Corp.*	61	$17,589
Intra-Cellular Therapies, Inc.*	118	7,472
Intuitive Surgical, Inc.*	89	30,433
IQVIA Hldgs., Inc.*	48	10,789
iRhythm Technologies, Inc.*	69	7,198
IVERIC bio, Inc.*	137	5,390
Johnson & Johnson	665	110,071
Karuna Therapeutics, Inc.*	42	9,108
Krystal Biotech, Inc.*	115	13,501
Laboratory Corp. of America Hldgs.	96	23,168
Lantheus Hldgs., Inc.*	133	11,161
LeMaitre Vascular, Inc.	99	6,661
Madrigal Pharmaceuticals, Inc.*	37	8,547
McKesson Corp.	35	14,956
Medtronic PLC	340	29,954
Merck & Co., Inc.	648	74,773
Mettler-Toledo International, Inc.*	20	26,233
Moderna, Inc.*	84	10,206
ModivCare, Inc.*	76	3,436
Molina Healthcare, Inc.*	15	4,519
NanoString Technologies, Inc.*	410	1,660
Neogen Corp.*	341	7,417
NextGen Healthcare, Inc.*	1,789	29,018
Omnicell, Inc.*	105	7,735
Organon & Co.	65	1,353
Orthofix Medical, Inc.*	562	10,150
OrthoPediatrics Corp.*	121	5,306
Penumbra, Inc.*	43	14,795
Pfizer, Inc.	1,442	52,893
Quest Diagnostics, Inc.	29	4,076
QuidelOrtho Corp.*	144	11,932
Regeneron Pharmaceuticals, Inc.*	28	20,119
Repligen Corp.*	48	6,790
ResMed, Inc.	38	8,303
PerkinElmer, Inc.	33	3,920
Roivant Sciences Ltd.*	326	3,286
Shockwave Medical, Inc.*	32	9,133
Silk Road Medical, Inc.*	190	6,173
Simulations Plus, Inc.	183	7,929
STAAR Surgical Co.*	81	4,258
STERIS PLC	26	5,849
Stryker Corp.	86	26,238
Supernus Pharmaceuticals, Inc.*	1,119	33,637
Syneos Health, Inc. Cl A*	531	22,376
Tactile Systems Technology, Inc.*	361	9,000
Teleflex, Inc.	12	2,904
Tenet Healthcare Corp.*	121	9,847
Thermo Fisher Scientific, Inc.	99	51,653
Ultragenyx Pharmaceutical, Inc.*	136	6,274

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
UnitedHealth Group, Inc.	238	$114,392
Universal Health Svcs., Inc. Cl B	17	2,682
Veeva Systems, Inc. Cl A*	80	15,818
Vericel Corp.*	506	19,010
Vertex Pharmaceuticals, Inc.*	65	22,874
Viatris, Inc.	307	3,064
Waters Corp.*	16	4,265
West Pharmaceutical Svcs., Inc.	19	7,267
Xencor, Inc.*	122	3,046
Zimmer Biomet Hldgs., Inc.	355	51,688
Zoetis, Inc. Cl A	119	20,493

		2,018,535

INDUSTRIALS (13.3%)
3M Co.	140	14,013
Advanced Drainage Systems, Inc.	169	19,229
Alaska Air Group, Inc.*	655	34,833
Allegion PLC	23	2,760
American Airlines Group, Inc.*	166	2,978
AMETEK, Inc.	58	9,389
AO Smith Corp.	32	2,329
Arcosa, Inc.	418	31,672
Atkore, Inc.*	86	13,411
Automatic Data Processing, Inc.	105	23,078
Axon Enterprise, Inc.*	166	32,390
Bloom Energy Corp. Cl A*	1,254	20,503
Boeing Co.*	144	30,407
Broadridge Financial Solutions, Inc.	30	4,969
Builders FirstSource, Inc.*	108	14,688
Carlisle Cos., Inc.	166	42,584
Carrier Global Corp.	213	10,588
Casella Waste Systems, Inc. Cl A*	149	13,477
Caterpillar, Inc.	132	32,479
Ceridian HCM Hldg., Inc.*	40	2,679
CH Robinson Worldwide, Inc.	30	2,830
Chart Industries, Inc.*	119	19,015
Cintas Corp.	22	10,936
Clean Harbors, Inc.*	293	48,178
Copart, Inc.*	109	9,942
Crane Co.	304	27,092
Crane NXT Co.	274	15,465
CSX Corp.	520	17,732
Cummins, Inc.	36	8,826
Deere & Co.	69	27,958
Delta Air Lines, Inc.*	164	7,797
Deluxe Corp.	1,355	23,685
Dover Corp.	323	47,691
Ducommun, Inc.*	436	18,996
Eaton Corp. PLC	101	20,311
EMCOR Group, Inc.	112	20,695
Emerson Electric Co.	146	13,197

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Encore Wire Corp.	84	$15,618
EnPro Industries, Inc.	362	48,338
Equifax, Inc.	32	7,530
ESCO Technologies, Inc.	480	49,742
ExlService Hldgs., Inc.*	50	7,553
Expeditors International of Washington, Inc.	40	4,845
Fastenal Co.	145	8,554
Federal Signal Corp.	461	29,518
FedEx Corp.	59	14,626
Fortive Corp.	90	6,729
Franklin Electric Co., Inc.	144	14,818
Generac Hldgs., Inc.*	98	14,615
General Dynamics Corp.	58	12,479
General Electric Co.	278	30,538
Graco, Inc.	258	22,278
HEICO Corp. Cl A	103	14,482
Honeywell International, Inc.	170	35,275
Howmet Aerospace, Inc.	94	4,659
Huntington Ingalls Industries, Inc.	11	2,504
Huron Consulting Group, Inc.*	157	13,331
ICF International, Inc.	368	45,776
IDEX Corp.	20	4,305
Illinois Tool Works, Inc.	71	17,761
Ingersoll Rand, Inc.	104	6,797
Jacobs Solutions, Inc.	212	25,205
JB Hunt Transport Svcs., Inc.	22	3,983
Johnson Controls International PLC	175	11,924
KBR, Inc.	928	60,376
Korn Ferry	131	6,490
L-3 Harris Technologies, Inc.	125	24,471
Leidos Hldgs., Inc.	113	9,998
Lockheed Martin Corp.	58	26,702
Masco Corp.	57	3,271
Masonite International Corp.*	124	12,703
Maximus, Inc.	86	7,268
Mercury Systems, Inc.*	191	6,607
Miller Industries, Inc.	1,145	40,613
Montrose Environmental Group, Inc.*	43	1,811
Mueller Industries, Inc.	1,093	95,397
Nordson Corp.	14	3,475
Norfolk Southern Corp.	58	13,152
Northrop Grumman Corp.	37	16,865
Old Dominion Freight Line, Inc.	138	51,025
Oshkosh Corp.	137	11,863
Otis Worldwide Corp.	106	9,435
PACCAR, Inc.	133	11,125
Parker-Hannifin Corp.	33	12,871
Paychex, Inc.	82	9,173
Paycom Software, Inc.	13	4,176
Pentair PLC	42	2,713
Quanta Svcs., Inc.	207	40,665
Raytheon Technologies Corp.	373	36,539

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Republic Svcs., Inc. Cl A	53	$8,118
Robert Half International, Inc.	28	2,106
Rockwell Automation, Inc.	30	9,883
Rollins, Inc.	59	2,527
Saia, Inc.*	31	10,615
Snap-on, Inc.	14	4,035
Southwest Airlines Co.	152	5,504
Stanley Black & Decker, Inc.	178	16,680
Textron, Inc.	52	3,517
Trane Technologies PLC	58	11,093
TransDigm Group, Inc.	14	12,518
TransUnion	178	13,943
Trex Co., Inc.*	431	28,256
UFP Industries, Inc.	548	53,183
Union Pacific Corp.	156	31,921
United Airlines Hldgs., Inc.*	83	4,554
United Parcel Svc., Inc. Cl B	186	33,340
United Rentals, Inc.	18	8,017
Univar Solutions, Inc.*	1,321	47,345
Verisk Analytics, Inc. Cl A	38	8,589
Vicor Corp.*	104	5,616
VSE Corp.	763	41,728
Waste Management, Inc.	95	16,475
Werner Enterprises, Inc.	466	20,588
Westinghouse Air Brake Technologies Corp.	46	5,045
WW Grainger, Inc.	29	22,869
Xylem, Inc.	61	6,870

		2,126,304

INFORMATION TECHNOLOGY (21.4%)
Accenture PLC Cl A	161	49,681
Adeia, Inc.	1,350	14,863
Adobe, Inc.*	117	57,212
Advanced Micro Devices, Inc.*	411	46,817
Akamai Technologies, Inc.*	39	3,505
Altair Engineering, Inc. Cl A*	106	8,039
Amphenol Corp. Cl A	431	36,613
Analog Devices, Inc.	129	25,130
ANSYS, Inc.*	23	7,596
Apple, Inc.	3,779	733,013
Applied Materials, Inc.	215	31,076
Arista Networks, Inc.*	63	10,210
Asana, Inc.*	189	4,166
Autodesk, Inc.*	55	11,254
Blackline, Inc.*	82	4,413
Broadcom, Inc.	106	91,948
C3.ai, Inc. Cl A*	198	7,213
Cadence Design Systems, Inc.*	70	16,416
Calix, Inc.*	113	5,640
Cambium Networks Corp.*	417	6,347
CDW Corp.	35	6,422
Ciena Corp.*	292	12,407
Cisco Systems, Inc.	1,046	54,120
Cognizant Technology Solutions Corp. Cl A	130	8,486

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Coherent Corp.*	276	$14,070
Cohu, Inc.*	171	7,107
Corning, Inc.	195	6,833
Couchbase, Inc.*	227	3,591
Credo Technology Group Hldg. Ltd.*	382	6,624
CyberArk Software Ltd.*	136	21,261
Digi International, Inc.*	254	10,005
Domo, Inc. Cl B*	338	4,955
DXC Technology Co.*	1,164	31,102
Enphase Energy, Inc.*	35	5,862
EPAM Systems, Inc.*	70	15,732
F5, Inc.*	16	2,340
Fabrinet*	85	11,040
Fair Isaac Corp.*	6	4,855
First Solar, Inc.*	26	4,942
Five9, Inc.*	424	34,959
Fortinet, Inc.*	166	12,548
Gartner, Inc.*	21	7,356
Gen Digital, Inc.	145	2,690
Grid Dynamics Hldgs., Inc.*	401	3,709
Guidewire Software, Inc.*	89	6,771
Hewlett Packard Enterprise Co.	1,104	18,547
HP, Inc.	221	6,787
indie Semiconductor, Inc. Cl A*	594	5,584
Intel Corp.	1,065	35,614
International Business Machines Corp.	232	31,044
Intuit, Inc.	72	32,990
Juniper Networks, Inc.	82	2,569
Keysight Technologies, Inc.*	45	7,535
KLA Corp.	36	17,461
Lam Research Corp.	35	22,500
MaxLinear, Inc. Cl A*	594	18,747
Microchip Technology, Inc.	389	34,851
Micron Technology, Inc.	279	17,608
Microsoft Corp.	1,900	647,026
MKS Instruments, Inc.	96	10,378
Model N, Inc.*	171	6,047
MongoDB, Inc. Cl A*	35	14,385
Monolithic Power Systems, Inc.	60	32,414
Motorola Solutions, Inc.	101	29,621
NetApp, Inc.	55	4,202
Novanta, Inc.*	71	13,071
NVIDIA Corp.	632	267,349
NXP Semiconductors N.V.	66	13,509
Okta, Inc. Cl A*	204	14,147
ON Semiconductor Corp.*	110	10,404
Onto Innovation, Inc.*	84	9,783
Oracle Corp.	393	46,802
Palo Alto Networks, Inc.*	200	51,102
PDF Solutions, Inc.*	239	10,779
Perficient, Inc.*	154	12,833

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
PTC, Inc.*	203	$28,887
Q2 Hldgs., Inc.*	129	3,986
Qorvo, Inc.*	26	2,653
QUALCOMM, Inc.	284	33,807
Qualys, Inc.*	39	5,038
Rapid7, Inc.*	207	9,373
Roper Technologies, Inc.	27	12,982
Salesforce, Inc.*	251	53,026
Seagate Technology Hldgs. PLC	49	3,032
Sequans Communications S.A.*	532	1,186
ServiceNow, Inc.*	52	29,222
Silicon Laboratories, Inc.*	43	6,783
Skyworks Solutions, Inc.	40	4,428
SolarEdge Technologies, Inc.*	14	3,767
Splunk, Inc.*	145	15,383
Super Micro Computer, Inc.*	25	6,231
Synaptics, Inc.*	103	8,794
Synopsys, Inc.*	83	36,139
TE Connectivity Ltd.	81	11,353
Teledyne Technologies, Inc.*	111	45,633
Tenable Hldgs., Inc.*	163	7,099
Teradyne, Inc.	310	34,512
Texas Instruments, Inc.	231	41,585
Trimble, Inc.*	63	3,335
TTM Technologies, Inc.*	532	7,395
Tyler Technologies, Inc.*	11	4,581
Varonis Systems, Inc. Cl B*	243	6,476
VeriSign, Inc.*	24	5,423
Viasat, Inc.*	1,039	42,869
Western Digital Corp.*	82	3,110
Workiva, Inc.*	71	7,218
Xperi, Inc.*	540	7,101
Zebra Technologies Corp. Cl A*	14	4,142
Zuora, Inc. Cl A*	1,800	19,746

		3,432,923

MATERIALS (3.6%)
Air Products & Chemicals, Inc.	57	17,073
Albemarle Corp.	67	14,947
Amcor PLC	377	3,762
Ashland, Inc.	522	45,367
ATI, Inc.*	283	12,517
Avery Dennison Corp.	21	3,608
Avient Corp.	485	19,837
Axalta Coating Systems Ltd.*	239	7,842
Ball Corp.	80	4,657
Celanese Corp. Cl A	26	3,011
CF Industries Hldgs., Inc.	50	3,471
Corteva, Inc.	181	10,371
Crown Hldgs., Inc.	913	79,312
Dow, Inc.	180	9,587
DuPont de Nemours, Inc.	117	8,359
Eastman Chemical Co.	31	2,595

	Shares	Value
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Ecolab, Inc.	64	$11,948
FMC Corp.	253	26,398
Freeport-McMoRan, Inc.	567	22,680
Innospec, Inc.	121	12,153
International Flavors & Fragrances, Inc.	65	5,173
International Paper Co.	89	2,831
Kaiser Aluminum Corp.	367	26,292
Linde PLC	125	47,635
Livent Corp.*	221	6,062
LyondellBasell Industries N.V. Cl A	65	5,969
Martin Marietta Materials, Inc.	16	7,387
Materion Corp.	211	24,096
Mosaic Co.	85	2,975
Newmont Corp.	385	16,424
Nucor Corp.	64	10,495
Orion S.A.	280	5,942
Packaging Corp. of America	164	21,674
PPG Industries, Inc.	60	8,898
Sealed Air Corp.	37	1,480
Sherwin-Williams Co.	60	15,931
Steel Dynamics, Inc.	165	17,973
Vulcan Materials Co.	122	27,504
Westrock Co.	65	1,890

		576,126

REAL ESTATE (4.0%)
Alexander’s, Inc.	35	6,435
Alexandria Real Estate Equities, Inc.	212	24,060
American Tower Corp.	119	23,079
Americold Realty Trust, Inc.	290	9,367
Apartment Income REIT Corp.	548	19,777
Apartment Investment & Management Co. Cl A	1,455	12,397
AvalonBay Communities, Inc.	138	26,119
Boston Properties, Inc.	37	2,131
Brandywine Realty Trust	712	3,311
Camden Property Trust	155	16,875
CBRE Group, Inc. Cl A*	80	6,457
CoStar Group, Inc.*	104	9,256
Cousins Properties, Inc.	479	10,921
Crown Castle, Inc.	110	12,533
CTO Realty Growth, Inc.	392	6,719
Digital Realty Trust, Inc.	74	8,426
Easterly Government Properties, Inc. Cl A	984	14,268
EastGroup Properties, Inc.	36	6,250
Equinix, Inc.	24	18,814
Equity Commonwealth	721	14,607
Equity Residential	87	5,739
Essex Property Trust, Inc.	17	3,983
Extra Space Storage, Inc.	35	5,210
Federal Realty Investment Trust	19	1,839

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Gaming & Leisure Properties, Inc.	387	$18,754
Healthcare Realty Trust, Inc. Cl A	500	9,430
Healthpeak Properties, Inc.	769	15,457
Highwoods Properties, Inc.	380	9,086
Host Hotels & Resorts, Inc.	1,165	19,607
Invitation Homes, Inc.	148	5,091
Iron Mountain, Inc.	74	4,205
Kilroy Realty Corp.	107	3,220
Kimco Realty Corp.	158	3,116
Life Storage, Inc.	78	10,371
LXP Industrial Trust	1,227	11,963
Mid-America Apartment Communities, Inc.	30	4,556
Phillips Edison & Co., Inc.	72	2,454
Physicians Realty Trust	1,260	17,627
PotlatchDeltic Corp.	570	30,124
Prologis, Inc.	236	28,941
Public Storage	41	11,967
Realty Income Corp.	365	21,823
Regency Centers Corp.	40	2,471
Ryman Hospitality Properties, Inc.	46	4,274
Sabra Health Care REIT, Inc.	1,367	16,090
SBA Communications Corp. Cl A	112	25,957
Simon Property Group, Inc.	83	9,585
Sun Communities, Inc.	94	12,263
UDR, Inc.	79	3,394
Ventas, Inc.	302	14,275
VICI Properties, Inc. Cl A	256	8,046
Welltower, Inc.	521	42,144
Weyerhaeuser Co.	733	24,563

		659,427

UTILITIES (3.6%)
AES Corp.	707	14,656
Alliant Energy Corp.	64	3,359
Ameren Corp.	302	24,664
American Electric Power Co., Inc.	131	11,030

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
American Water Works Co., Inc.	50	$7,137
Atmos Energy Corp.	132	15,357
Avista Corp.	401	15,747
Black Hills Corp.	367	22,115
CenterPoint Energy, Inc.	161	4,693
Chesapeake Utilities Corp.	90	10,710
CMS Energy Corp.	75	4,406
Consolidated Edison, Inc.	89	8,046
Constellation Energy Corp.	83	7,599
Dominion Energy, Inc.	213	11,031
DTE Energy Co.	189	20,794
Duke Energy Corp.	196	17,589
Edison International	98	6,806
Entergy Corp.	191	18,598
Evergy, Inc.	798	46,619
Eversource Energy	89	6,312
Exelon Corp.	254	10,348
FirstEnergy Corp.	139	5,404
IDACORP, Inc.	186	19,084
NextEra Energy, Inc.	517	38,361
NiSource, Inc.	1,210	33,093
NorthWestern Corp.	277	15,723
NRG Energy, Inc.	683	25,537
PG&E Corp.*	413	7,137
Pinnacle West Capital Corp.	29	2,362
Portland General Electric Co.	354	16,578
PPL Corp.	556	14,712
Public Svc. Enterprise Group, Inc.	477	29,865
Sempra Energy	185	26,934
Southern Co.	278	19,530
Spire, Inc.	199	12,625
WEC Energy Group, Inc.	80	7,059
Xcel Energy, Inc.	140	8,704

		570,324

TOTAL COMMON STOCKS
(Cost: $13,012,403) 99.1%		15,882,667

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.7%)
Brown Brothers Harriman, Grand Cayman Time Deposit	4.32	07/03/23	$66,207	$66,207
Citibank, New York Time Deposit	4.32	07/03/23	43,046	43,046

				109,253

TOTAL TEMPORARY CASH INVESTMENT (Cost: $109,253) 0.7%				109,253

TOTAL INVESTMENTS (Cost: $13,121,656) 99.8%				15,991,920

OTHER NET ASSETS 0.2%				36,744

NET ASSETS 100.0%				$16,028,664

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.8%)
EchoStar Corp. Cl A*	3,943	$68,371
TEGNA, Inc.	11,724	190,398

		258,769

CONSUMER DISCRETIONARY (9.6%)
Bloomin’ Brands, Inc.	6,953	186,966
Capri Hldgs. Ltd.*	2,062	74,005
Golden Entertainment, Inc.*	2,134	89,201
Marriott Vacations Worldwide Corp.	1,135	139,287
Sonic Automotive, Inc. Cl A	2,763	131,713
Steven Madden Ltd.	1,097	35,861
Taylor Morrison Home Corp. Cl A*	4,743	231,316

		888,349

CONSUMER STAPLES (4.1%)
Crimson Wine Group Ltd.*	12,985	87,000
TreeHouse Foods, Inc.*	5,732	288,778

		375,778

ENERGY (8.3%)
ChampionX Corp.	8,326	258,439
EQT Corp.	4,099	168,592
Ovintiv, Inc.	3,095	117,826
PDC Energy, Inc.	3,092	219,965

		764,822

FINANCIALS (21.5%)
American Equity Investment Life Hldg. Co.	2,071	107,920
Argo Group International Hldgs. Ltd.	1,669	49,419
Bank of Marin Bancorp	1,460	25,798
Banner Corp.	2,648	115,638
Brookline Bancorp, Inc.	8,541	74,648
Dime Community Bancshares, Inc.	2,004	35,331
Eastern Bankshares, Inc.	11,674	143,240
Ellington Financial, Inc.	7,968	109,958
Enterprise Financial Svcs. Corp.	2,971	116,166
Essent Group Ltd.	3,464	162,115
First Interstate BancSystem, Inc. Cl A	4,615	110,022
Green Dot Corp. Cl A*	5,128	96,099
Hancock Whitney Corp.	3,439	131,989
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	755	18,875
Home BancShares, Inc.	5,691	129,755
iShares Russell 2000 Value ETF	320	45,056
Moelis & Co. Cl A	1,243	56,358
Selective Insurance Group, Inc.	1,835	176,068
Stifel Financial Corp.	825	49,228
Stock Yards Bancorp, Inc.	1,893	85,885
TriCo Bancshares	1,964	65,205
UMB Financial Corp.	1,418	86,356

		1,991,129

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (5.8%)
Avidity Biosciences, Inc.*	2,581	$28,624
BioCryst Pharmaceuticals, Inc.*	4,344	30,582
Heron Therapeutics, Inc.*	4,381	5,082
Krystal Biotech, Inc.*	282	33,107
NanoString Technologies, Inc.*	2,182	8,837
NextGen Healthcare, Inc.*	6,883	111,642
Orthofix Medical, Inc.*	2,986	53,927
Supernus Pharmaceuticals, Inc.*	4,421	132,895
Syneos Health, Inc. Cl A*	1,623	68,393
Vericel Corp.*	1,637	61,502

		534,591

INDUSTRIALS (22.0%)
Arcosa, Inc.	2,221	168,285
Deluxe Corp.	7,201	125,873
Ducommun, Inc.*	920	40,084
Encore Wire Corp.	451	83,854
EnPro Industries, Inc.	1,883	251,437
ICF International, Inc.	986	122,649
KBR, Inc.	1,427	92,841
Miller Industries, Inc.	6,085	215,835
Mueller Industries, Inc.	4,483	391,276
UFP Industries, Inc.	2,256	218,945
VSE Corp.	4,055	221,768
Werner Enterprises, Inc.	2,478	109,478

		2,042,325

INFORMATION TECHNOLOGY (5.3%)
Adeia, Inc.	7,174	78,986
Coherent Corp.*	1,470	74,941
Cohu, Inc.*	906	37,653
Digi International, Inc.*	1,349	53,137
MaxLinear, Inc. Cl A*	1,598	50,433
Sequans Communications S.A.*	2,830	6,311
TTM Technologies, Inc.*	2,831	39,351
Viasat, Inc.*	1,590	65,603
Xperi, Inc.*	2,869	37,727
Zuora, Inc. Cl A*	4,544	49,848

		493,990

MATERIALS (3.4%)
Avient Corp.	1,768	72,311
Kaiser Aluminum Corp.	1,953	139,913
Materion Corp.	889	101,524

		313,748

REAL ESTATE (8.5%)
Alexander’s, Inc.	116	21,328
Apartment Investment & Management Co. Cl A	7,735	65,902
Cousins Properties, Inc.	2,547	58,072
CTO Realty Growth, Inc.	2,083	35,703
Easterly Government Properties, Inc. Cl A	5,229	75,820
Equity Commonwealth	3,835	77,697
Highwoods Properties, Inc.	2,019	48,274
LXP Industrial Trust	6,520	63,570

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Physicians Realty Trust	6,690	$93,593
PotlatchDeltic Corp.	3,033	160,294
Sabra Health Care REIT, Inc.	7,266	85,521

		785,774

UTILITIES (4.7%)
Avista Corp.	2,134	83,802
Black Hills Corp.	1,950	117,507
NorthWestern Corp.	1,475	83,721
Portland General Electric Co.	1,884	88,228
Spire, Inc.	1,057	67,056

		440,314

TOTAL COMMON STOCKS
(Cost: $9,578,576) 96.0%		8,889,589

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (3.5%)
Citibank, New York Time Deposit	4.32	07/03/23	$328,335	$328,335

TOTAL TEMPORARY CASH INVESTMENT (Cost: $328,335) 3.5%				328,335

TOTAL INVESTMENTS (Cost: $9,906,911) 99.5%				9,217,924

OTHER NET ASSETS 0.5%				44,940

NET ASSETS 100.0%				$9,262,864

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (0.7%)
IMAX Corp.*	2,635	$44,769
ZipRecruiter, Inc. Cl A*	1,527	27,119

		71,888

CONSUMER DISCRETIONARY (12.0%)
Bloomin’ Brands, Inc.	5,432	146,066
Everi Hldgs., Inc.*	6,811	98,487
Five Below, Inc.*	378	74,292
Fox Factory Hldg. Corp.*	914	99,178
Golden Entertainment, Inc.*	3,938	164,608
Marriott Vacations Worldwide Corp.	650	79,768
Murphy USA, Inc.	183	56,933
Ollie’s Bargain Outlet Hldgs., Inc.*	1,620	93,847
Skyline Champion Corp.*	988	64,665
Sonic Automotive, Inc. Cl A	1,686	80,372
Steven Madden Ltd.	1,521	49,722
Taylor Morrison Home Corp. Cl A*	1,255	61,206
Valvoline, Inc.	2,386	89,499
XPEL, Inc.*	1,924	162,039

		1,320,682

CONSUMER STAPLES (3.7%)
BJ’s Wholesale Club Hldgs., Inc.*	1,099	69,248
Boston Beer Co., Inc. Cl A*	186	57,370
Freshpet, Inc.*	1,492	98,188
TreeHouse Foods, Inc.*	3,689	185,852

		410,658

ENERGY (4.6%)
ChampionX Corp.	4,397	136,483
Chesapeake Energy Corp.	979	81,923
Northern Oil & Gas, Inc.	5,423	186,117
Southwestern Energy Co.*	16,175	97,212

		501,735

FINANCIALS (8.5%)
First Financial Bankshares, Inc.	3,554	101,253
Flywire Corp.*	1,468	45,567
Goosehead Insurance, Inc. Cl A*	1,345	84,587
Houlihan Lokey, Inc. Cl A	836	82,187
iShares Micro-Cap ETF	777	84,926
iShares Russell 2000 Growth ETF	807	195,827
Lakeland Financial Corp.	817	39,641
PJT Partners, Inc. Cl A	1,155	80,434
Primerica, Inc.	507	100,264
RLI Corp.	900	122,823

		937,509

HEALTH CARE (24.0%)
Addus HomeCare Corp.*	1,646	152,584
Alkermes PLC*	1,532	47,952
Amicus Therapeutics, Inc.*	4,058	50,968

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
AMN Healthcare Svcs., Inc.*	1,042	$113,703
Amphastar Pharmaceuticals, Inc.*	2,367	136,031
Apellis Pharmaceuticals, Inc.*	1,013	92,284
Arrowhead Pharmaceuticals, Inc.*	976	34,804
Axsome Therapeutics, Inc.*	888	63,812
Blueprint Medicines Corp.*	688	43,482
Collegium Pharmaceutical, Inc.*	2,712	58,281
CONMED Corp.	730	99,200
Corcept Therapeutics, Inc.*	2,288	50,908
Halozyme Therapeutics, Inc.*	1,617	58,325
HealthEquity, Inc.*	1,048	66,171
Insmed, Inc.*	2,314	48,825
Inspire Medical Systems, Inc.*	268	87,003
Intra-Cellular Therapies, Inc.*	1,051	66,549
iRhythm Technologies, Inc.*	591	61,653
IVERIC bio, Inc.*	1,226	48,231
Karuna Therapeutics, Inc.*	375	81,319
Krystal Biotech, Inc.*	472	55,413
Lantheus Hldgs., Inc.*	1,189	99,781
LeMaitre Vascular, Inc.	865	58,197
Madrigal Pharmaceuticals, Inc.*	312	72,072
ModivCare, Inc.*	666	30,110
Neogen Corp.*	3,015	65,576
NextGen Healthcare, Inc.*	4,275	69,340
Omnicell, Inc.*	928	68,366
OrthoPediatrics Corp.*	1,051	46,086
Roivant Sciences Ltd.*	2,895	29,182
Shockwave Medical, Inc.*	291	83,054
Silk Road Medical, Inc.*	1,692	54,973
Simulations Plus, Inc.	1,605	69,545
STAAR Surgical Co.*	714	37,535
Supernus Pharmaceuticals, Inc.*	2,492	74,910
Tactile Systems Technology, Inc.*	3,138	78,230
Tenet Healthcare Corp.*	1,076	87,565
Vericel Corp.*	1,721	64,658
Xencor, Inc.*	1,049	26,194

		2,632,872

INDUSTRIALS (21.0%)
Atkore, Inc.*	763	118,982
Bloom Energy Corp. Cl A*	5,120	83,712
Casella Waste Systems, Inc. Cl A*	1,329	120,208
Chart Industries, Inc.*	1,047	167,300
Ducommun, Inc.*	2,365	103,043
EMCOR Group, Inc.	981	181,269
ESCO Technologies, Inc.	1,986	205,809
ExlService Hldgs., Inc.*	445	67,222
Federal Signal Corp.	3,940	252,278
Franklin Electric Co., Inc.	1,286	132,329
Huron Consulting Group, Inc.*	1,378	117,006

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
ICF International, Inc.	1,601	$199,148
Korn Ferry	1,159	57,417
Masonite International Corp.*	1,099	112,582
Maximus, Inc.	768	64,904
Mercury Systems, Inc.*	1,735	60,014
Montrose Environmental Group, Inc.*	380	16,006
Saia, Inc.*	261	89,369
UFP Industries, Inc.	1,095	106,270
Vicor Corp.*	931	50,274

		2,305,142

INFORMATION TECHNOLOGY (18.1%)
Altair Engineering, Inc. Cl A*	940	71,290
Asana, Inc. Cl A*	1,682	37,071
BlackLine, Inc.*	705	37,943
C3.ai, Inc. Cl A*	1,757	64,007
Calix, Inc.*	1,005	50,160
Cambium Networks Corp.*	3,698	56,284
Couchbase, Inc.*	2,029	32,099
Credo Technology Group Hldg. Ltd.*	3,388	58,748
CyberArk Software Ltd.*	437	68,316
Domo, Inc. Cl B*	2,973	43,584
Fabrinet*	758	98,449
Five9, Inc.*	1,399	115,348
Grid Dynamics Hldgs., Inc.*	3,578	33,096
indie Semiconductor, Inc. Cl A*	5,294	49,764
MaxLinear, Inc. Cl A*	2,590	81,740
Model N, Inc.*	1,513	53,500
Novanta, Inc.*	630	115,983
Onto Innovation, Inc.*	766	89,216
PDF Solutions, Inc.*	2,064	93,086
Perficient, Inc.*	1,338	111,496

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Q2 Hldgs., Inc.*	1,136	$35,102
Qualys, Inc.*	327	42,239
Rapid7, Inc.*	1,847	83,632
Silicon Laboratories, Inc.*	378	59,626
Super Micro Computer, Inc.*	221	55,084
Synaptics, Inc.*	913	77,952
Tenable Hldgs., Inc.*	1,429	62,233
Varonis Systems, Inc. Cl B*	2,138	56,978
Workiva, Inc. Cl A*	640	65,062
Zuora, Inc. Cl A*	8,427	92,444

		1,991,532

MATERIALS (3.8%)
ATI, Inc.*	2,506	110,840
Avient Corp.	1,323	54,111
Innospec, Inc.	1,052	105,663
Livent Corp.*	1,938	53,159
Materion Corp.	388	44,310
Orion S.A.	2,491	52,859

		420,942

REAL ESTATE (1.1%)
EastGroup Properties, Inc.	316	54,858
Phillips Edison & Co., Inc.	646	22,016
Ryman Hospitality Properties, Inc.	410	38,097

		114,971

UTILITIES (1.4%)
Chesapeake Utilities Corp.	801	95,319
IDACORP, Inc.	619	63,509

		158,828

TOTAL COMMON STOCKS
(Cost: $10,011,361) 98.9%		10,866,759

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (1.4%)
Citibank, New York Time Deposit	4.32	07/03/23	$150,397	$150,397

TOTAL TEMPORARY CASH INVESTMENT (Cost: $150,397) 1.4%				150,397

TOTAL INVESTMENTS (Cost: $10,161,758) 100.3%				11,017,156

OTHER NET ASSETS -0.3%				(35,480)

NET ASSETS 100.0%				$10,981,676

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (2.5%)
AMC Networks, Inc. Cl A*	206	$2,462
ATN International, Inc.	78	2,855
Cargurus, Inc. Cl A*	645	14,596
Cars.com, Inc.*	449	8,899
Cinemark Hldgs., Inc.*	782	12,903
Cogent Communications Hldgs., Inc.	311	20,927
Consolidated Communications Hldgs., Inc.*	540	2,068
DISH Network Corp. Cl A*	1,828	12,047
EW Scripps Co. Cl A*	424	3,880
Gogo, Inc.*	474	8,063
John Wiley & Sons, Inc. Cl A	308	10,481
Lumen Technologies, Inc.	6,677	15,090
Marcus Corp.	178	2,640
QuinStreet, Inc.*	368	3,249
Scholastic Corp.	211	8,206
Shenandoah Telecommunications Co.	364	7,073
Shutterstock, Inc.	175	8,517
TechTarget, Inc.*	187	5,821
Telephone & Data Systems, Inc.	715	5,885
Thryv Hldgs., Inc.*	224	5,510
Yelp, Inc. Cl A*	498	18,132

		179,304

CONSUMER DISCRETIONARY (13.4%)
Aaron’s Co., Inc.	224	3,167
Abercrombie & Fitch Co. Cl A*	362	13,640
Academy Sports & Outdoors, Inc.	558	30,160
Adtalem Global Education, Inc.*	316	10,851
American Axle & Manufacturing Hldgs., Inc.*	846	6,996
American Eagle Outfitters, Inc.	1,326	15,647
America’s Car-Mart, Inc.*	42	4,191
Asbury Automotive Group, Inc.*	156	37,506
BJ’s Restaurants, Inc.*	171	5,438
Bloomin’ Brands, Inc.	631	16,968
Boot Barn Hldgs., Inc.*	216	18,293
Brinker International, Inc.*	321	11,749
Buckle, Inc.	216	7,474
Caleres, Inc.	263	6,294
Cavco Industries, Inc.*	59	17,405
Century Communities, Inc.	206	15,784
Cheesecake Factory, Inc.	346	11,965
Chico’s FAS, Inc.*	892	4,772
Chuy’s Hldgs., Inc.*	131	5,347
Cracker Barrel Old Country Store, Inc.	161	15,002
Dana, Inc.	928	15,776
Dave & Buster’s Entertainment, Inc.*	290	12,922
Designer Brands, Inc. Cl A	375	3,788
Dine Brands Global, Inc.	114	6,615
Dorman Products, Inc.*	205	16,160

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
El Pollo Loco Hldgs., Inc.	138	$1,210
Ethan Allen Interiors, Inc.	165	4,666
Frontdoor, Inc.*	591	18,853
Gentherm, Inc.*	240	13,562
G-III Apparel Group Ltd.*	297	5,723
Golden Entertainment, Inc.*	161	6,730
Green Brick Partners, Inc.*	195	11,076
Group 1 Automotive, Inc.	103	26,584
Guess?, Inc.	217	4,221
Hanesbrands, Inc.	2,526	11,468
Haverty Furniture Cos., Inc.	97	2,931
Hibbett, Inc.	93	3,375
Installed Building Products, Inc.	169	23,687
iRobot Corp.*	197	8,914
Jack in the Box, Inc.	149	14,532
Kontoor Brands, Inc.	361	15,198
La-Z-Boy, Inc.	312	8,936
LCI Industries	183	23,124
Leslie’s, Inc.*	1,077	10,113
LGI Homes, Inc.*	150	20,234
M/I Homes, Inc.*	202	17,612
MarineMax, Inc.*	158	5,397
MDC Hldgs., Inc.	423	19,784
Meritage Homes Corp.	266	37,844
Mister Car Wash, Inc.*	580	5,597
Monarch Casino & Resort, Inc.	97	6,834
Monro, Inc.	227	9,223
Movado Group, Inc.	113	3,032
National Vision Hldgs., Inc.*	565	13,724
ODP Corp.*	246	11,518
Oxford Industries, Inc.	108	10,629
Patrick Industries, Inc.	154	12,320
Perdoceo Education Corp.*	488	5,988
Sabre Corp.*	2,400	7,656
Sally Beauty Hldgs., Inc.*	778	9,608
Shake Shack, Inc. Cl A*	271	21,062
Shoe Carnival, Inc.	123	2,888
Signet Jewelers Ltd.	327	21,340
Six Flags Entertainment Corp.*	536	13,925
Sleep Number Corp.*	161	4,392
Sonic Automotive, Inc. Cl A	115	5,482
Sonos, Inc.*	928	15,154
Standard Motor Products, Inc.	137	5,140
Steven Madden Ltd.	517	16,901
Strategic Education, Inc.	162	10,990
Stride, Inc.*	296	11,020
Sturm Ruger & Co., Inc.	128	6,779
Tri Pointe Homes, Inc.*	724	23,791
Upbound Group, Inc.	364	11,331
Urban Outfitters, Inc.*	435	14,412
Victoria’s Secret & Co.*	565	9,848
Vista Outdoor, Inc.*	413	11,428
Winnebago Industries, Inc.	221	14,738
Wolverine World Wide, Inc.	574	8,432
XPEL, Inc.*	142	11,959

		966,825

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (4.9%)
Andersons, Inc.	228	$10,522
B&G Foods, Inc.	522	7,266
Calavo Growers, Inc.	129	3,744
Cal-Maine Foods, Inc.	275	12,375
Central Garden & Pet Co.*	70	2,714
Central Garden & Pet Co. Cl A*	299	10,902
Chefs’ Warehouse, Inc.*	255	9,119
Edgewell Personal Care Co.	370	15,285
elf Beauty, Inc.*	366	41,808
Fresh Del Monte Produce, Inc.	222	5,708
Hain Celestial Group, Inc.*	647	8,094
Hostess Brands, Inc. Cl A*	960	24,307
Inter Parfums, Inc.	130	17,580
J&J Snack Foods Corp.	109	17,261
John B Sanfilippo & Son, Inc.	65	7,623
Medifast, Inc.	79	7,281
MGP Ingredients, Inc.	112	11,903
National Beverage Corp.*	169	8,171
Nu Skin Enterprises, Inc. Cl A	361	11,985
PriceSmart, Inc.	182	13,479
Seneca Foods Corp. Cl A*	39	1,275
Simply Good Foods Co.*	612	22,393
SpartanNash Co.	254	5,718
Tootsie Roll Industries, Inc.	130	4,603
TreeHouse Foods, Inc.*	367	18,489
United Natural Foods, Inc.*	430	8,406
Universal Corp.	178	8,889
USANA Health Sciences, Inc.*	81	5,106
Vector Group Ltd.	959	12,285
WD-40 Co.	99	18,676

		352,967

ENERGY (4.6%)
Archrock, Inc.	974	9,983
Bristow Group, Inc.*	170	4,884
California Resources Corp.	509	23,053
Callon Petroleum Co.*	372	13,046
Civitas Resources, Inc.	355	24,626
Comstock Resources, Inc.	662	7,679
CONSOL Energy, Inc.	231	15,664
Core Laboratories, Inc.	338	7,858
CVR Energy, Inc.	211	6,322
Dorian LPG Ltd.	231	5,925
Dril-Quip, Inc.*	247	5,748
Green Plains, Inc.*	431	13,895
Helix Energy Solutions Group, Inc.*	1,030	7,601
Helmerich & Payne, Inc.	742	26,304
Nabors Industries Ltd.*	66	6,140
NexTier Oilfield Solutions, Inc.*	1,083	9,682
Northern Oil & Gas, Inc.	586	20,112
Oceaneering International, Inc.*	729	13,632
Oil States International, Inc.*	465	3,474
Par Pacific Hldgs., Inc.*	406	10,804
Patterson-UTI Energy, Inc.	1,505	18,015
ProPetro Hldg. Corp.*	700	5,768

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
REX American Resources Corp.*	111	$3,864
RPC, Inc.	600	4,290
SM Energy Co.	871	27,550
Talos Energy, Inc.*	780	10,819
US Silica Hldgs., Inc.*	557	6,756
Vital Energy, Inc.*	134	6,050
World Kinect Corp.	449	9,285

		328,829

FINANCIALS (17.3%)
Ambac Financial Group, Inc.*	328	4,671
American Equity Investment Life Hldg. Co.	457	23,814
Ameris Bancorp	472	16,147
AMERISAFE, Inc.	139	7,411
Apollo Commercial Real Estate Finance, Inc.	940	10,641
Arbor Realty Trust, Inc.	1,308	19,385
ARMOUR Residential REIT, Inc.	1,412	7,526
Artisan Partners Asset Management, Inc. Cl A	494	19,419
Assured Guaranty Ltd.	429	23,938
Atlantic Union Bankshares Corp.	542	14,065
Avantax, Inc.*	279	6,244
Axos Financial, Inc.*	381	15,027
B Riley Financial, Inc.	114	5,242
Banc of California, Inc.	388	4,493
BancFirst Corp.	126	11,592
Bancorp, Inc.*	396	12,929
Bank of Hawaii Corp.	287	11,833
BankUnited, Inc.	538	11,594
Banner Corp.	249	10,874
Berkshire Hills Bancorp, Inc.	320	6,634
Bread Financial Hldgs., Inc.	363	11,395
Brightsphere Investment Group, Inc.	234	4,902
Brookline Bancorp, Inc.	635	5,550
Capitol Federal Financial, Inc.	915	5,646
Central Pacific Financial Corp.	196	3,079
City Hldg. Co.	109	9,809
Community Bank System, Inc.	389	18,236
Customers Bancorp, Inc.*	213	6,445
CVB Financial Corp.	947	12,576
Dime Community Bancshares, Inc.	236	4,161
Donnelley Financial Solutions, Inc.*	183	8,332
Eagle Bancorp, Inc.	222	4,697
Ellington Financial, Inc.	462	6,376
Employers Hldgs., Inc.	195	7,295
Encore Capital Group, Inc.*	170	8,265
Enova International, Inc.*	226	12,005
EVERTEC, Inc.	471	17,347

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
EZCORP, Inc. Cl A*	379	$3,176
FB Financial Corp.	254	7,125
First BanCorp.	1,300	15,886
First Bancorp/Southern Pines NC	297	8,836
First Commonwealth Financial Corp.	744	9,412
First Financial Bancorp	688	14,063
First Hawaiian, Inc.	922	16,605
Franklin BSP Realty Trust, Inc.	595	8,425
Fulton Financial Corp.	1,195	14,244
Genworth Financial, Inc. Cl A*	3,454	17,270
Green Dot Corp. Cl A*	335	6,278
Hanmi Financial Corp.	221	3,300
HCI Group, Inc.	50	3,089
Heritage Financial Corp.	254	4,107
Hilltop Hldgs., Inc.	334	10,508
Hope Bancorp, Inc.	867	7,300
Horace Mann Educators Corp.	296	8,779
Independent Bank Corp.	319	14,199
Independent Bank Group, Inc.	257	8,874
Invesco Mortgage Capital, Inc.	300	3,441
iShares Core S&P Small-Cap ETF	1,002	99,849
James River Group Hldgs. Ltd.	272	4,967
KKR Real Estate Finance Trust, Inc.	420	5,111
Lakeland Financial Corp.	184	8,928
Mercury General Corp.	193	5,842
Moelis & Co. Cl A	480	21,763
Mr Cooper Group, Inc.*	492	24,915
National Bank Hldgs. Corp. Cl A	273	7,928
Navient Corp.	712	13,229
NBT Bancorp, Inc.	311	9,905
New York Mortgage Trust, Inc.	659	6,537
NMI Hldgs., Inc. Cl A*	602	15,544
Northfield Bancorp, Inc.	296	3,250
Northwest Bancshares, Inc.	919	9,741
OFG Bancorp	344	8,971
Pacific Premier Bancorp, Inc.	693	14,331
PacWest Bancorp	853	6,952
Palomar Hldgs., Inc.*	180	10,447
Park National Corp.	105	10,744
Pathward Financial, Inc.	195	9,040
Payoneer Global, Inc.*	1,482	7,128
PennyMac Mortgage Investment Trust	633	8,533
Piper Sandler Cos.	106	13,702
PRA Group, Inc.*	284	6,489
Preferred Bank	96	5,279
ProAssurance Corp.	391	5,900
PROG Hldgs., Inc.*	338	10,857
Provident Financial Svcs., Inc.	546	8,922
Radian Group, Inc.	1,130	28,566
Ready Capital Corp.	1,167	13,164

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Redwood Trust, Inc.	824	$5,249
Renasant Corp.	406	10,609
S&T Bancorp, Inc.	282	7,668
Safety Insurance Group, Inc.	108	7,746
Seacoast Banking Corp. of Florida	606	13,393
ServisFirst Bancshares, Inc.	354	14,486
Simmons First National Corp. Cl A	921	15,887
SiriusPoint Ltd.*	620	5,599
Southside Bancshares, Inc.	213	5,572
Stellar Bancorp, Inc.	328	7,508
Stewart Information Svcs. Corp.	197	8,105
StoneX Group, Inc.*	128	10,634
Tompkins Financial Corp.	92	5,124
Triumph Financial, Inc.*	159	9,654
Trupanion, Inc.*	257	5,058
TrustCo Bank Corp.	138	3,948
Trustmark Corp.	442	9,335
Two Harbors Investment Corp.	699	9,702
United Community Banks, Inc.	833	20,817
United Fire Group, Inc.	157	3,558
Universal Insurance Hldgs., Inc.	198	3,055
Veritex Hldgs., Inc.	392	7,029
Virtus Investment Partners, Inc.	50	9,873
Walker & Dunlop, Inc.	225	17,795
Washington Federal, Inc.	476	12,623
Westamerica BanCorp	193	7,392
WisdomTree, Inc.	820	5,625
World Acceptance Corp.*	25	3,350
WSFS Financial Corp.	445	16,785

		1,244,225

HEALTH CARE (10.7%)
AdaptHealth Corp. Cl A*	553	6,730
Addus HomeCare Corp.*	118	10,939
Agiliti, Inc.*	243	4,010
AMN Healthcare Svcs., Inc.*	287	31,317
Amphastar Pharmaceuticals, Inc.*	273	15,689
AngioDynamics, Inc.*	284	2,962
ANI Pharmaceuticals, Inc.*	100	5,383
Anika Therapeutics, Inc.*	107	2,780
Apollo Medical Hldgs., Inc.*	292	9,227
Arcus Biosciences, Inc.*	381	7,738
Artivion, Inc.*	296	5,088
Avanos Medical, Inc.*	338	8,639
Avid Bioservices, Inc.*	452	6,314
BioLife Solutions, Inc.*	252	5,569
Catalyst Pharmaceuticals, Inc.*	705	9,475
Certara, Inc.*	763	13,894
Coherus Biosciences, Inc.*	484	2,067
Collegium Pharmaceutical, Inc.*	250	5,373
Community Health Systems, Inc.*	919	4,044

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Computer Programs & Systems, Inc.*	103	$2,543
CONMED Corp.	221	30,032
Corcept Therapeutics, Inc.*	654	14,552
CorVel Corp.*	66	12,771
Cross Country Healthcare, Inc.*	247	6,936
Cytek Biosciences, Inc.*	579	4,945
Cytokinetics, Inc.*	692	22,573
Dynavax Technologies Corp.*	864	11,163
Embecta Corp.	414	8,942
Emergent BioSolutions, Inc.*	325	2,389
Enanta Pharmaceuticals, Inc.*	144	3,082
Enhabit, Inc.*	363	4,175
Ensign Group, Inc.	405	38,661
Fulgent Genetics, Inc.*	144	5,332
Glaukos Corp.*	349	24,852
Harmony Biosciences Hldgs., Inc.*	217	7,636
HealthStream, Inc.	176	4,323
Innoviva, Inc.*	426	5,423
Integer Hldgs. Corp.*	241	21,355
Ironwood Pharmaceuticals, Inc. Cl A*	977	10,395
iTeos Therapeutics, Inc.*	179	2,370
LeMaitre Vascular, Inc.	141	9,486
Ligand Pharmaceuticals, Inc.*	119	8,580
Merit Medical Systems, Inc.*	416	34,794
Mesa Laboratories, Inc.	37	4,755
ModivCare, Inc.*	93	4,205
Myriad Genetics, Inc.*	590	13,676
NeoGenomics, Inc.*	922	14,817
NextGen Healthcare, Inc.*	387	6,277
NuVasive, Inc.*	379	15,763
OmniAb, Inc. Cl CR3*	49	0	††
OmniAb, Inc. Cl CR4*	49	0	††
OraSure Technologies, Inc.*	530	2,655
Orthofix Medical, Inc.*	251	4,533
Owens & Minor, Inc.*	551	10,491
Pacira BioSciences, Inc.*	333	13,343
Pediatrix Medical Group, Inc.*	597	8,483
Phibro Animal Health Corp. Cl A	147	2,014
Prestige Consumer Healthcare, Inc.*	360	21,395
Privia Health Group, Inc.*	677	17,676
RadNet, Inc.*	414	13,505
REGENXBIO, Inc.*	274	5,477
Schrodinger, Inc.*	387	19,319
Select Medical Hldgs. Corp.	754	24,022
Simulations Plus, Inc.	115	4,983
Supernus Pharmaceuticals, Inc.*	394	11,844
Tandem Diabetes Care, Inc.*	467	11,460
UFP Technologies, Inc.*	50	9,693
uniQure N.V.*	303	3,472
US Physical Therapy, Inc.	107	12,989

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Vanda Pharmaceuticals, Inc.*	416	$2,741
Varex Imaging Corp.*	292	6,882
Veradigm, Inc.*	790	9,954
Vericel Corp.*	344	12,924
Vir Biotechnology, Inc.*	552	13,541
Xencor, Inc.*	437	10,912
Zynex, Inc.*	154	1,477

		769,826

INDUSTRIALS (17.6%)
3D Systems Corp.*	948	9,414
AAON, Inc.	310	29,391
AAR Corp.*	239	13,805
ABM Industries, Inc.	478	20,387
Aerojet Rocketdyne Hldgs., Inc.*	549	30,124
AeroVironment, Inc.*	183	18,717
Alamo Group, Inc.	75	13,793
Albany International Corp. Cl A	226	21,081
Allegiant Travel Co.*	114	14,396
American Woodmark Corp.*	121	9,241
Apogee Enterprises, Inc.	162	7,690
Applied Industrial Technologies, Inc.	280	40,552
ArcBest Corp.	174	17,191
Arcosa, Inc.	350	26,519
Astec Industries, Inc.	165	7,498
AZZ, Inc.	181	7,866
Barnes Group, Inc.	366	15,442
Boise Cascade Co.	287	25,930
Brady Corp. Cl A	334	15,888
CIRCOR International, Inc.*	148	8,355
Comfort Systems USA, Inc.	259	42,528
CoreCivic, Inc.*	822	7,735
CSG Systems International, Inc.	220	11,603
Deluxe Corp.	315	5,506
DXP Enterprises, Inc.*	106	3,859
Dycom Industries, Inc.*	213	24,207
Encore Wire Corp.	130	24,171
Enerpac Tool Group Corp. Cl A	414	11,178
EnPro Industries, Inc.	151	20,163
Enviri Corp.*	577	5,695
ESCO Technologies, Inc.	187	19,379
Federal Signal Corp.	440	28,173
Forrester Research, Inc.*	82	2,385
Forward Air Corp.	188	19,949
Franklin Electric Co., Inc.	281	28,915
GEO Group, Inc.*	911	6,523
Gibraltar Industries, Inc.*	220	13,842
GMS, Inc.*	299	20,691
Granite Construction, Inc.	318	12,650
Greenbrier Cos., Inc.	231	9,956
Griffon Corp.	344	13,863
Hawaiian Hldgs., Inc.*	373	4,017
Healthcare Svcs. Group, Inc.	537	8,017
Heartland Express, Inc.	337	5,530

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Heidrick & Struggles International, Inc.	145	$3,838
Hillenbrand, Inc.	503	25,794
HNI Corp.	336	9,468
Hub Group, Inc. Cl A*	237	19,036
Insteel Industries, Inc.	141	4,388
Interface, Inc. Cl A	420	3,692
John Bean Technologies Corp.	230	27,899
Kaman Corp.	204	4,963
Kelly Svcs., Inc. Cl A	237	4,174
Kennametal, Inc.	581	16,495
Korn Ferry	379	18,776
Lindsay Corp.	80	9,547
Liquidity Svcs., Inc.*	169	2,789
Marten Transport Ltd.	417	8,966
Masterbrand, Inc.*	929	10,804
Matson, Inc.	260	20,210
Matthews International Corp. Cl A	221	9,419
MillerKnoll, Inc.	547	8,085
Moog, Inc. Cl A	208	22,553
Mueller Industries, Inc.	412	35,959
MYR Group, Inc.*	121	16,739
National Presto Industries, Inc.	37	2,708
NOW, Inc.*	773	8,008
NV5 Global, Inc.*	91	10,080
OPENLANE, Inc.*	790	12,024
PGT Innovations, Inc.*	425	12,389
Pitney Bowes, Inc.	1,181	4,181
Powell Industries, Inc.	66	3,999
Proto Labs, Inc.*	190	6,642
Quanex Building Products Corp.	241	6,471
Resideo Technologies, Inc.*	1,064	18,790
Resources Connection, Inc.	231	3,629
RXO, Inc.*	845	19,156
SkyWest, Inc.*	322	13,112
SPX Technologies, Inc.*	329	27,955
Standex International Corp.	87	12,308
Sun Country Airlines Hldgs., Inc.*	264	5,935
SunPower Corp. Cl A*	619	6,066
Tennant Co.	134	10,869
Titan International, Inc.*	370	4,248
Trinity Industries, Inc.	587	15,092
Triumph Group, Inc.*	470	5,814
TrueBlue, Inc.*	225	3,985
TTEC Hldgs., Inc.	137	4,636
UniFirst Corp.	110	17,051
Veritiv Corp.	98	12,310
Verra Mobility Corp. Cl A*	1,011	19,937
Viad Corp.*	151	4,059
Wabash National Corp.	344	8,820

		1,267,683

INFORMATION TECHNOLOGY (13.9%)
8x8, Inc.*	817	3,456
A10 Networks, Inc.	465	6,784

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Adeia, Inc.	769	$8,467
ADTRAN Hldgs., Inc.	518	5,455
Advanced Energy Industries, Inc.	272	30,314
Agilysys, Inc.*	144	9,884
Alarm.com Hldgs., Inc.*	361	18,656
Alpha & Omega Semiconductor Ltd.*	161	5,281
Arlo Technologies, Inc.*	663	7,233
Avid Technology, Inc.*	242	6,171
Axcelis Technologies, Inc.*	237	43,449
Badger Meter, Inc.	212	31,283
Benchmark Electronics, Inc.	258	6,664
Cerence, Inc.*	292	8,535
CEVA, Inc.*	170	4,343
Clearfield, Inc.*	92	4,356
Cohu, Inc.*	344	14,297
Consensus Cloud Solutions, Inc.*	127	3,937
Corsair Gaming, Inc.*	295	5,233
CTS Corp.	228	9,720
Digi International, Inc.*	260	10,241
Digital Turbine, Inc.*	653	6,060
Diodes, Inc.*	331	30,614
DoubleVerify Hldgs., Inc.*	637	24,792
Ebix, Inc.	170	4,284
ePlus, Inc.*	195	10,978
Extreme Networks, Inc.*	933	24,305
Fabrinet*	263	34,158
FormFactor, Inc.*	558	19,095
Harmonic, Inc.*	805	13,017
Ichor Hldgs. Ltd.*	210	7,875
Insight Enterprises, Inc.*	210	30,731
InterDigital, Inc.	194	18,731
Itron, Inc.*	329	23,721
Knowles Corp.*	661	11,938
Kulicke & Soffa Industries, Inc.	409	24,315
LiveRamp Hldgs., Inc.*	468	13,366
MaxLinear, Inc. Cl A*	533	16,821
Methode Electronics, Inc.	261	8,749
N-able, Inc.*	487	7,018
NETGEAR, Inc.*	210	2,974
NetScout Systems, Inc.*	488	15,104
OneSpan, Inc.*	257	3,814
Onto Innovation, Inc.*	354	41,230
OSI Systems, Inc.*	113	13,315
PC Connection, Inc.	82	3,698
PDF Solutions, Inc.*	217	9,787
Perficient, Inc.*	252	20,999
Photronics, Inc.*	452	11,657
Plexus Corp.*	200	19,648
Progress Software Corp.	313	18,185
Rambus, Inc.*	787	50,502
Rogers Corp.*	135	21,861
Sanmina Corp.*	422	25,434
ScanSource, Inc.*	180	5,321

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Semtech Corp.*	463	$11,788
SiTime Corp.*	118	13,920
SMART Global Hldgs., Inc.*	355	10,299
SPS Commerce, Inc.*	264	50,704
TTM Technologies, Inc.*	742	10,314
Ultra Clean Hldgs., Inc.*	323	12,423
Veeco Instruments, Inc.*	374	9,604
Viasat, Inc.*	552	22,775
Viavi Solutions, Inc.*	1,608	18,219
Xperi, Inc.*	308	4,050

		1,001,952

MATERIALS (5.6%)
AdvanSix, Inc.	200	6,996
American Vanguard Corp.	200	3,574
Arconic Corp.*	725	21,446
ATI, Inc.*	929	41,090
Balchem Corp.	233	31,411
Carpenter Technology Corp.	351	19,702
Century Aluminum Co.*	374	3,261
Clearwater Paper Corp.*	123	3,852
Compass Minerals International, Inc.	247	8,398
FutureFuel Corp.	187	1,655
Hawkins, Inc.	137	6,534
Haynes International, Inc.	92	4,676
HB Fuller Co.	389	27,817
Ingevity Corp.*	246	14,307
Innospec, Inc.	180	18,079
Kaiser Aluminum Corp.	116	8,310
Koppers Hldgs., Inc.	151	5,149
Livent Corp.*	1,299	35,632
Materion Corp.	149	17,016
Mativ Hldgs., Inc.	397	6,003
Mercer International, Inc.	293	2,365
Minerals Technologies, Inc.	236	13,615
Myers Industries, Inc.	266	5,168
O-I Glass, Inc.*	1,122	23,932
Olympic Steel, Inc.	70	3,430
Quaker Chemical Corp.	99	19,295
Stepan Co.	154	14,716
SunCoke Energy, Inc.	605	4,761
Sylvamo Corp.	231	9,344
TimkenSteel Corp.*	283	6,104
Trinseo PLC	254	3,218
Warrior Met Coal, Inc.	376	14,645

		405,501

REAL ESTATE (7.6%)
Acadia Realty Trust	688	9,900
Alexander & Baldwin, Inc.	525	9,754
American Assets Trust, Inc.	378	7,258
Anywhere Real Estate, Inc.*	798	5,331
Armada Hoffler Properties, Inc.	491	5,735
Brandywine Realty Trust	1,243	5,780
CareTrust REIT, Inc.	719	14,279
Centerspace	109	6,688

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Chatham Lodging Trust	354	$3,313
Community Healthcare Trust, Inc.	176	5,812
Cushman & Wakefield PLC*	1,182	9,669
DiamondRock Hospitality Co.	1,516	12,143
Douglas Emmett, Inc.	1,227	15,423
Easterly Government Properties, Inc. Cl A	675	9,787
Elme Communities	634	10,423
Essential Properties Realty Trust, Inc.	1,075	25,305
eXp World Hldgs., Inc.	532	10,789
Four Corners Property Trust, Inc.	628	15,951
Getty Realty Corp.	325	10,991
Global Net Lease, Inc.	751	7,720
Hudson Pacific Properties, Inc.	927	3,912
Innovative Industrial Properties, Inc. Cl A	203	14,821
JBG SMITH Properties	701	10,543
Kennedy-Wilson Hldgs., Inc.	857	13,995
LTC Properties, Inc.	300	9,906
LXP Industrial Trust	2,114	20,611
Macerich Co.	1,554	17,514
Marcus & Millichap, Inc.	176	5,546
NexPoint Residential Trust, Inc.	166	7,550
Office Properties Income Trust	351	2,703
Orion Office REIT, Inc.	410	2,710
Outfront Media, Inc.	1,062	16,695
Pebblebrook Hotel Trust	890	12,407
Phillips Edison & Co., Inc.	847	28,866
RE/MAX Hldgs., Inc. Cl A	131	2,523
Retail Opportunity Investments Corp.	911	12,308
RPT Realty	627	6,552
Safehold, Inc.	292	6,929
Saul Centers, Inc.	94	3,462
Service Properties Trust	1,196	10,393
SITE Centers Corp.	1,316	17,398
SL Green Realty Corp.	466	14,003
St Joe Co.	245	11,843
Summit Hotel Properties, Inc.	777	5,058
Sunstone Hotel Investors, Inc.	1,497	15,150
Tanger Factory Outlet Centers, Inc.	761	16,795
Uniti Group, Inc.	1,724	7,965
Universal Health Realty Income Trust	92	4,377
Urban Edge Properties	850	13,116
Urstadt Biddle Properties, Inc. Cl A	210	4,465
Veris Residential, Inc.*	577	9,261
Whitestone REIT Cl B	336	3,259
Xenia Hotels & Resorts, Inc.	792	9,750

		544,437

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (2.0%)
American States Water Co.	268	$23,316
Avista Corp.	548	21,520
California Water Service Group	405	20,910
Chesapeake Utilities Corp.	129	15,351
Middlesex Water Co.	128	10,325
Northwest Natural Hldg. Co.	260	11,193
Otter Tail Corp.	302	23,846
SJW Group	200	14,022
Unitil Corp.	117	5,933

		146,416

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $7,433,346) 100.1%		7,207,965

TOTAL INVESTMENTS
(Cost: $7,433,346) 100.1%		7,207,965

OTHER NET ASSETS -0.1%		(8,462)

NET ASSETS 100.0%		$7,199,503

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.3%)
Take-Two Interactive Software, Inc.*	356	$52,389
Warner Bros Discovery, Inc.*	3,467	43,476

		95,865

CONSUMER DISCRETIONARY (5.0%)
Capri Hldgs. Ltd.*	1,170	41,991
Marriott Vacations Worldwide Corp.	468	57,433
Ollie’s Bargain Outlet Hldgs., Inc.*	531	30,761
Taylor Morrison Home Corp. Cl A*	1,168	56,963
Williams-Sonoma, Inc.	164	20,523

		207,671

CONSUMER STAPLES (3.2%)
Constellation Brands, Inc. Cl A	183	45,042
TreeHouse Foods, Inc.*	1,782	89,777

		134,819

ENERGY (6.2%)
Baker Hughes Co. Cl A	3,336	105,451
Devon Energy Corp.	1,388	67,096
Hess Corp.	162	22,024
MPLX LP*	867	29,426
Williams Cos., Inc.	1,095	35,730

		259,727

FINANCIALS (15.4%)
American Financial Group, Inc.	732	86,925
Ameriprise Financial, Inc.	267	88,687
Discover Financial Svcs.	353	41,248
Euronet Worldwide, Inc.*	741	86,971
Everest Re Group Ltd.	174	59,483
Fifth Third Bancorp	1,823	47,781
Hartford Financial Svcs. Group, Inc.	595	42,852
KeyCorp.	2,655	24,532
M&T Bank Corp.	167	20,668
Reinsurance Group of America, Inc.	314	43,549
Starwood Property Trust, Inc.	2,178	42,253
Synchrony Financial	754	25,576
Voya Financial, Inc.	494	35,425

		645,950

HEALTH CARE (7.3%)
Agilent Technologies, Inc.	349	41,967
Biogen, Inc.*	90	25,637
Centene Corp.*	598	40,335
Envista Hldgs. Corp.*	1,337	45,244
Humana, Inc.	70	31,299
Syneos Health, Inc. Cl A*	746	31,437
Zimmer Biomet Hldgs., Inc.	617	89,835

		305,754

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (20.5%)
Alaska Air Group, Inc.*	922	$49,032
Builders FirstSource, Inc.*	329	44,744
Carlisle Cos., Inc.	217	55,667
Clean Harbors, Inc.*	488	80,242
Crane Co.	993	88,496
Crane NXT Co.	903	50,966
Dover Corp.	273	40,309
Jacobs Solutions, Inc.	589	70,026
KBR, Inc.	1,052	68,443
L-3 Harris Technologies, Inc.	256	50,117
Mueller Industries, Inc.	815	71,133
Oshkosh Corp.	453	39,225
Stanley Black & Decker, Inc.	451	42,263
Univar Solutions, Inc.*	3,089	110,710

		861,373

INFORMATION TECHNOLOGY (7.8%)
Ciena Corp.*	961	40,833
DXC Technology Co.*	3,642	97,314
MKS Instruments, Inc.	317	34,268
PTC, Inc.*	151	21,487
Teledyne Technologies, Inc.*	146	60,022
Teradyne, Inc.	371	41,304
Viasat, Inc.*	790	32,595

		327,823

MATERIALS (10.1%)
Ashland, Inc.	1,084	94,210
Axalta Coating Systems Ltd.*	786	25,789
Crown Hldgs., Inc.	1,384	120,228
FMC Corp.	234	24,416
Freeport-McMoRan, Inc.	661	26,440
Newmont Corp.	601	25,639
Packaging Corp. of America	467	61,719
Steel Dynamics, Inc.	408	44,443

		422,884

REAL ESTATE (11.0%)
Alexander’s, Inc.	48	8,825
Americold Realty Trust, Inc.	970	31,331
Apartment Income REIT Corp.	1,785	64,421
AvalonBay Communities, Inc.	330	62,459
Brandywine Realty Trust	2,345	10,904
Gaming & Leisure Properties, Inc.	1,283	62,174
Healthcare Realty Trust, Inc. Cl A	1,660	31,308
Healthpeak Properties, Inc.	2,070	41,607
Kilroy Realty Corp.	352	10,592
Ventas, Inc.	660	31,198
Welltower, Inc.	567	45,865
Weyerhaeuser Co.	1,797	60,217

		460,901

UTILITIES (8.9%)
AES Corp.	1,764	36,568
Ameren Corp.	774	63,212
Atmos Energy Corp.	313	36,414

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Entergy Corp.	451	$43,914
Evergy, Inc.	1,542	90,084
PPL Corp.	1,213	32,096
Public Svc. Enterprise Group, Inc.	1,153	72,189

		374,477

TOTAL COMMON STOCKS
(Cost: $4,202,918) 97.7%		4,097,244

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (2.6%)
Citibank, New York Time Deposit	4.32	07/03/23	$107,342	$107,342

TOTAL TEMPORARY CASH INVESTMENT (Cost: $107,342) 2.6%				107,342

TOTAL INVESTMENTS (Cost: $4,310,260) 100.3%				4,204,586

OTHER NET ASSETS -0.3%				(11,014)

NET ASSETS 100.0%				$4,193,572

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (2.0%)
Cable One, Inc.	100	$65,708
Frontier Communications Parent, Inc.*	4,728	88,130
Iridium Communications, Inc.	2,667	165,674
New York Times Co. Cl A	3,470	136,649
Nexstar Media Group, Inc. Cl A	760	126,578
TEGNA, Inc.	4,765	77,384
TripAdvisor, Inc.*	2,246	37,036
World Wrestling Entertainment, Inc. Cl A	919	99,684
Ziff Davis, Inc.*	1,002	70,200
ZoomInfo Technologies, Inc. Cl A*	5,707	144,901

		1,011,944

CONSUMER DISCRETIONARY (14.5%)
Adient PLC*	2,006	76,870
Aramark	5,519	237,593
Autoliv, Inc.	1,636	139,125
AutoNation, Inc.*	667	109,795
Boyd Gaming Corp.	1,626	112,796
Brunswick Corp.	1,498	129,787
Capri Hldgs. Ltd.*	2,662	95,539
Carter’s, Inc.	799	58,007
Choice Hotels International, Inc.	562	66,046
Churchill Downs, Inc.	1,396	194,281
Columbia Sportswear Co.	749	57,853
Crocs, Inc.*	1,314	147,746
Deckers Outdoor Corp.*	559	294,962
Dick’s Sporting Goods, Inc.	1,302	172,111
Five Below, Inc.*	1,179	231,721
Foot Locker, Inc.	1,682	45,599
Fox Factory Hldg. Corp.*	896	97,225
GameStop Corp. Cl A*	5,356	129,883
Gap, Inc.	4,518	40,346
Gentex Corp.	4,949	144,808
Goodyear Tire & Rubber Co.*	6,002	82,107
Graham Hldgs. Co. Cl B	81	46,290
Grand Canyon Education, Inc.*	651	67,190
H&R Block, Inc.	3,225	102,781
Harley-Davidson, Inc.	2,771	97,567
Helen of Troy Ltd.*	509	54,982
Hilton Grand Vacations, Inc.*	1,628	73,976
KB Home	1,700	87,907
Kohl’s Corp.	2,345	54,052
Lear Corp.	1,250	179,437
Leggett & Platt, Inc.	2,819	83,499
Light & Wonder, Inc. Cl A*	1,930	132,707
Lithia Motors, Inc. Cl A	583	177,296
Macy’s, Inc.	5,767	92,560
Marriott Vacations Worldwide Corp.	780	95,722
Mattel, Inc.*	7,495	146,452

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Murphy USA, Inc.	425	$132,222
Nordstrom, Inc.	2,393	48,985
Ollie’s Bargain Outlet Hldgs., Inc.*	1,219	70,617
Papa John’s International, Inc.	630	46,513
Penn Entertainment, Inc.*	3,264	78,434
Planet Fitness, Inc. Cl A*	1,798	121,257
Polaris, Inc.	1,133	137,014
PVH Corp.	1,330	113,010
RH*	379	124,915
Service Corp. International	3,201	206,753
Skechers U.S.A., Inc. Cl A*	2,844	149,765
Taylor Morrison Home Corp. Cl A*	2,311	112,707
Tempur Sealy International, Inc.	3,644	146,015
Texas Roadhouse, Inc. Cl A	1,419	159,325
Thor Industries, Inc.	1,134	117,369
Toll Brothers, Inc.	2,181	172,452
TopBuild Corp.*	673	179,031
Topgolf Callaway Brands Corp.*	2,948	58,518
Travel + Leisure Co.	1,616	65,189
Under Armour, Inc. Cl A*	3,996	28,851
Under Armour, Inc. Cl C*	4,015	26,941
Valvoline, Inc.	2,943	110,392
Visteon Corp.*	601	86,310
Wendy’s Co.	3,570	77,647
Williams-Sonoma, Inc.	1,391	174,070
Wingstop, Inc.	635	127,102
Wyndham Hotels & Resorts, Inc.	1,819	124,729
YETI Hldgs., Inc.*	1,835	71,271

		7,224,022

CONSUMER STAPLES (4.2%)
BellRing Brands, Inc.*	2,812	102,919
BJ’s Wholesale Club Hldgs., Inc.*	2,846	179,326
Boston Beer Co., Inc. Cl A*	199	61,380
Casey’s General Stores, Inc.	789	192,421
Celsius Hldgs., Inc.*	862	128,602
Coca-Cola Consolidated, Inc.	98	62,330
Coty, Inc. Cl A*	7,765	95,432
Darling Ingredients, Inc.*	3,379	215,546
Energizer Hldgs., Inc.	1,408	47,281
Flowers Foods, Inc.	4,082	101,560
Grocery Outlet Hldg. Corp.*	1,894	57,975
Ingredion, Inc.	1,398	148,118
Lancaster Colony Corp.	420	84,458
Performance Food Group Co.*	3,307	199,214
Pilgrim’s Pride Corp.*	953	20,480
Post Hldgs., Inc.*	1,134	98,261

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Sprouts Farmers Market, Inc.*	2,182	$80,145
US Foods Hldg. Corp.*	4,798	211,112

		2,086,560

ENERGY (4.1%)
Antero Midstream Corp.	7,110	82,476
Antero Resources Corp.*	5,847	134,656
ChampionX Corp.	4,192	130,120
Chord Energy Corp.	880	135,344
CNX Resources Corp.*	3,506	62,126
DT Midstream, Inc.	2,052	101,718
Equitrans Midstream Corp.	9,173	87,694
HF Sinclair Corp.	2,729	121,741
Matador Resources Co.	2,398	125,463
Murphy Oil Corp.	3,107	118,998
NOV, Inc.	8,337	133,725
Ovintiv, Inc.	5,177	197,088
PBF Energy, Inc. Cl A	2,323	95,104
PDC Energy, Inc.	1,852	131,751
Range Resources Corp.	5,109	150,205
Southwestern Energy Co.*	23,319	140,147
Valaris Ltd.*	1,274	80,173

		2,028,529

FINANCIALS (14.2%)
Affiliated Managers Group, Inc.	765	114,666
American Financial Group, Inc.	1,479	175,631
Annaly Capital Management, Inc.	10,457	209,245
Associated Banc-Corp.	3,195	51,855
Bank OZK	2,283	91,685
Brighthouse Financial, Inc.*	1,416	67,048
Cadence Bank	3,869	75,987
Cathay General Bancorp	1,536	49,444
CNO Financial Group, Inc.	2,426	57,423
Columbia Banking System, Inc.	4,414	89,516
Commerce Bancshares, Inc.	2,404	117,075
Cullen/Frost Bankers, Inc.	1,364	146,671
East West Bancorp, Inc.	2,996	158,159
Essent Group Ltd.	2,272	106,330
Euronet Worldwide, Inc.*	999	117,253
Evercore, Inc. Cl A	747	92,322
Federated Hermes, Inc. Cl B	1,801	64,566
First American Financial Corp.	2,186	124,646
First Financial Bankshares, Inc.	2,751	78,376
First Horizon Corp.	11,388	128,343
FirstCash Hldgs., Inc.	780	72,797
FNB Corp.	7,646	87,470
Glacier Bancorp, Inc.	2,348	73,187
Hancock Whitney Corp.	1,823	69,967

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Hanover Insurance Group, Inc.	757	$85,564
Home BancShares, Inc.	3,994	91,063
Interactive Brokers Group, Inc. Cl A	2,181	181,176
International Bancshares Corp.	1,118	49,416
iShares Core S&P Mid-Cap ETF	2,233	583,885
Janus Henderson Group PLC	2,807	76,491
Jefferies Financial Group, Inc.	3,953	131,121
Kemper Corp.	1,355	65,392
Kinsale Capital Group, Inc.	461	172,506
MGIC Investment Corp.	6,069	95,829
New York Community Bancorp, Inc.	15,290	171,860
Old National Bancorp	6,196	86,372
Old Republic International Corp.	5,766	145,130
Pinnacle Financial Partners, Inc.	1,625	92,056
Primerica, Inc.	768	151,880
Prosperity Bancshares, Inc.	1,996	112,734
Reinsurance Group of America, Inc. Cl A	1,409	195,414
RenaissanceRe Hldgs. Ltd.	1,064	198,457
RLI Corp.	859	117,228
SEI Investments Co.	2,146	127,944
Selective Insurance Group, Inc.	1,281	122,912
SLM Corp.	5,133	83,771
SouthState Corp.	1,608	105,806
Starwood Property Trust, Inc.	6,609	128,215
Stifel Financial Corp.	2,248	134,138
Synovus Financial Corp.	3,094	93,593
Texas Capital Bancshares, Inc.*	1,014	52,221
UMB Financial Corp.	925	56,332
United Bankshares, Inc.	2,850	84,559
Unum Group	3,923	187,127
Valley National Bancorp	8,926	69,176
Voya Financial, Inc.	2,081	149,228
Webster Financial Corp.	3,701	139,713
Western Union Co.	7,929	93,007
WEX, Inc.*	908	165,320
Wintrust Financial Corp.	1,296	94,116

		7,110,414

HEALTH CARE (9.2%)
Acadia Healthcare Co., Inc.*	1,949	155,218
Amedisys, Inc.*	690	63,094
Arrowhead Pharmaceuticals, Inc.*	2,264	80,734
Azenta, Inc.*	1,380	64,418
Bruker Corp.	2,113	156,193

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Chemed Corp.	319	$172,793
Doximity, Inc. Cl A*	2,513	85,492
Encompass Health Corp.	2,123	143,748
Enovis Corp.*	1,016	65,146
Envista Hldgs. Corp.*	3,467	117,323
Exelixis, Inc.*	6,895	131,764
Globus Medical, Inc. Cl A*	1,691	100,682
Haemonetics Corp.*	1,069	91,015
Halozyme Therapeutics, Inc.*	2,789	100,599
HealthEquity, Inc.*	1,810	114,283
ICU Medical, Inc.*	429	76,444
Inari Medical, Inc.*	1,089	63,315
Integra LifeSciences Hldgs. Corp.*	1,509	62,065
Jazz Pharmaceuticals PLC*	1,356	168,103
Lantheus Hldgs., Inc.*	1,447	121,432
LivaNova PLC*	1,139	58,579
Masimo Corp.*	1,029	169,322
Medpace Hldgs., Inc.*	524	125,849
Neogen Corp.*	4,579	99,593
Neurocrine Biosciences, Inc.*	2,067	194,918
Omnicell, Inc.*	955	70,355
Option Care Health, Inc.*	3,502	113,780
Patterson Cos., Inc.	1,842	61,265
Penumbra, Inc.*	810	278,689
Perrigo Co. PLC	2,866	97,301
Progyny, Inc.*	1,620	63,731
QuidelOrtho Corp.*	1,143	94,709
R1 RCM, Inc.*	2,923	53,929
Repligen Corp.*	1,097	155,182
Shockwave Medical, Inc.*	776	221,478
Sotera Health Co.*	2,094	39,451
STAAR Surgical Co.*	1,024	53,832
Syneos Health, Inc. Cl A*	2,195	92,497
Tenet Healthcare Corp.*	2,159	175,699
United Therapeutics Corp.*	991	218,763

		4,572,783

INDUSTRIALS (22.2%)
Acuity Brands, Inc.	674	109,916
Advanced Drainage Systems, Inc.	1,325	150,758
AECOM	2,944	249,327
AGCO Corp.	1,316	172,949
ASGN, Inc.*	1,044	78,958
Avis Budget Group, Inc.*	506	115,707
Brink’s Co.	983	66,677
Builders FirstSource, Inc.*	2,714	369,104
BWX Technologies, Inc.	1,936	138,559
CACI International, Inc. Cl A*	483	164,626
Carlisle Cos., Inc.	1,080	277,052
Chart Industries, Inc.*	889	142,053
Clean Harbors, Inc.*	1,066	175,282
Concentrix Corp.	904	72,998
Crane Co.	1,022	91,081
Crane NXT Co.	1,022	57,682
Curtiss-Wright Corp.	812	149,132

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Donaldson Co., Inc.	2,568	$160,526
EMCOR Group, Inc.	1,007	186,073
EnerSys	865	93,870
Esab Corp.	1,097	72,994
ExlService Hldgs., Inc.*	704	106,346
Exponent, Inc.	1,077	100,506
Flowserve Corp.	2,777	103,166
Fluor Corp.*	3,033	89,777
Fortune Brands Innovations, Inc.	2,683	193,042
FTI Consulting, Inc.*	720	136,944
GATX Corp.	748	96,297
Genpact Ltd.	3,588	134,801
Graco, Inc.	3,565	307,838
GXO Logistics, Inc.*	2,519	158,244
Hertz Global Hldgs., Inc.*	3,338	61,386
Hexcel Corp.	1,787	135,848
Hubbell, Inc. Cl B	1,135	376,321
Insperity, Inc.	761	90,529
ITT, Inc.	1,745	162,651
JetBlue Airways Corp.*	6,943	61,515
KBR, Inc.	2,874	186,982
Kirby Corp.*	1,271	97,803
Knight-Swift Transportation Hldgs., Inc. Cl A	3,410	189,460
Landstar System, Inc.	761	146,523
Lennox International, Inc.	685	223,358
Lincoln Electric Hldgs., Inc.	1,220	242,329
ManpowerGroup, Inc.	1,068	84,799
MasTec, Inc.*	1,264	149,114
Maximus, Inc.	1,288	108,849
MDU Resources Group, Inc.	4,312	90,293
Mercury Systems, Inc.*	1,233	42,649
Middleby Corp.*	1,134	167,639
MSA Safety, Inc.	782	136,037
MSC Industrial Direct Co., Inc. Cl A	1,001	95,375
nVent Electric PLC	3,508	181,258
Oshkosh Corp.	1,383	119,754
Owens Corning	1,908	248,994
Paylocity Hldg. Corp.*	875	161,464
Regal Rexnord Corp.	1,404	216,076
Ryder System, Inc.	985	83,518
Saia, Inc.*	562	192,434
Science Applications International Corp.	1,144	128,677
Simpson Manufacturing Co., Inc.	904	125,204
Stericycle, Inc.*	1,958	90,930
Sunrun, Inc.*	4,566	81,549
Terex Corp.	1,436	85,916
Tetra Tech, Inc.	1,128	184,699
Timken Co.	1,395	127,684
Toro Co.	2,209	224,545
Trex Co., Inc.*	2,304	151,050
UFP Industries, Inc.	1,315	127,621

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Univar Solutions, Inc.*	3,341	$119,741
Valmont Industries, Inc.	446	129,808
Vicor Corp.*	475	25,650
Watsco, Inc.	708	270,081
Watts Water Technologies, Inc. Cl A	581	106,747
Werner Enterprises, Inc.	1,249	55,181
WESCO International, Inc.	955	171,002
Woodward, Inc.	1,272	151,254
XPO, Inc.*	2,454	144,786

		11,077,368

INFORMATION TECHNOLOGY (10.0%)
ACI Worldwide, Inc.*	2,294	53,152
Allegro MicroSystems, Inc.*	1,381	62,338
Amkor Technology, Inc.	2,133	63,457
Arrow Electronics, Inc.*	1,197	171,446
Aspen Technology, Inc.*	619	103,750
Avnet, Inc.	1,936	97,671
Belden, Inc.	901	86,181
Blackbaud, Inc.*	959	68,262
Calix, Inc.*	1,221	60,940
Ciena Corp.*	3,159	134,226
Cirrus Logic, Inc.*	1,171	94,863
Cognex Corp.	3,655	204,753
Coherent Corp.*	2,952	150,493
CommVault Systems, Inc.*	932	67,682
Dropbox, Inc. Cl A*	5,758	153,566
Dynatrace, Inc.*	4,591	236,299
Envestnet, Inc.*	1,152	68,371
IPG Photonics Corp.*	662	89,913
Jabil, Inc.	2,810	303,283
Kyndryl Hldgs., Inc.*	4,336	57,582
Lattice Semiconductor Corp.*	2,915	280,044
Littelfuse, Inc.	526	153,229
Lumentum Hldgs., Inc.*	1,455	82,542
MACOM Technology Solutions Hldgs., Inc.*	1,096	71,821
Manhattan Associates, Inc.*	1,314	262,642
MKS Instruments, Inc.	1,216	131,449
National Instruments Corp.	2,785	159,859
NCR Corp.*	2,973	74,920
Novanta, Inc.*	759	139,732
Power Integrations, Inc.	1,215	115,024
Qualys, Inc.*	711	91,840
Silicon Laboratories, Inc.*	678	106,948
Super Micro Computer, Inc.*	967	241,025
Synaptics, Inc.*	837	71,463
TD SYNNEX Corp.	880	82,720
Teradata Corp.*	2,141	114,351
Universal Display Corp.	923	133,032
Vishay Intertechnology, Inc.	2,702	79,439
Vontier Corp.	3,296	106,164
Wolfspeed, Inc.*	2,636	146,535
Xerox Hldgs. Corp.	2,393	35,632

		5,008,639

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (7.1%)
Alcoa Corp.	3,778	$128,188
AptarGroup, Inc.	1,388	160,814
Ashland, Inc.	1,029	89,430
Avient Corp.	1,813	74,152
Axalta Coating Systems Ltd.*	4,691	153,912
Berry Global Group, Inc.	2,523	162,330
Cabot Corp.	1,189	79,532
Chemours Co.	3,159	116,536
Cleveland-Cliffs, Inc.*	10,907	182,801
Commercial Metals Co.	2,480	130,597
Crown Hldgs., Inc.	2,542	220,824
Eagle Materials, Inc.	764	142,425
Graphic Packaging Hldg. Co.	6,503	156,267
Greif, Inc. Cl A	550	37,889
Knife River Corp.*	1,078	46,893
Louisiana-Pacific Corp.	1,526	114,419
MP Materials Corp.*	1,956	44,753
NewMarket Corp.	141	56,699
Olin Corp.	2,546	130,839
Reliance Steel & Aluminum Co.	1,245	338,130
Royal Gold, Inc.	1,391	159,659
RPM International, Inc.	2,730	244,963
Scotts Miracle-Gro Co.	867	54,352
Sensient Technologies Corp.	895	63,661
Silgan Hldgs., Inc.	1,775	83,230
Sonoco Products Co.	2,075	122,466
United States Steel Corp.	4,795	119,923
Westlake Corp.	730	87,213
Worthington Industries, Inc.	643	44,669

		3,547,566

REAL ESTATE (7.1%)
Agree Realty Corp.	1,973	129,014
Apartment Income REIT Corp.	3,160	114,044
Brixmor Property Group, Inc.	6,364	140,008
Corporate Office Properties Trust	2,383	56,596
Cousins Properties, Inc.	3,212	73,234
CubeSmart	4,758	212,492
EastGroup Properties, Inc.	941	163,358
EPR Properties	1,594	74,599
First Industrial Realty Trust, Inc.	2,801	147,445
Healthcare Realty Trust, Inc. Cl A	8,064	152,087
Highwoods Properties, Inc.	2,233	53,391
Independence Realty Trust, Inc.	4,750	86,545
Jones Lang LaSalle, Inc.*	1,012	157,670
Kilroy Realty Corp.	2,232	67,161
Kite Realty Group Trust	4,644	103,747
Lamar Advertising Co. Cl A	1,853	183,910
Life Storage, Inc.	1,802	239,594
Medical Properties Trust, Inc.	12,669	117,315

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
National Storage Affiliates Trust	1,739	$60,569
NNN REIT, Inc.	3,856	164,998
Omega Healthcare Investors, Inc.	4,963	152,314
Park Hotels & Resorts, Inc.	4,566	58,536
Physicians Realty Trust	5,047	70,608
PotlatchDeltic Corp.	1,693	89,475
Rayonier, Inc.	3,139	98,565
Rexford Industrial Realty, Inc.	4,254	222,144
Sabra Health Care REIT, Inc.	4,896	57,626
Spirit Realty Capital, Inc.	2,992	117,825
STAG Industrial, Inc.	3,799	136,308
Vornado Realty Trust	3,413	61,912

		3,563,090

UTILITIES (3.2%)
ALLETE, Inc.	1,214	70,376
Black Hills Corp.	1,411	85,027
Essential Utilities, Inc.	5,095	203,342

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Hawaiian Electric Industries, Inc.	2,321	$84,020
IDACORP, Inc.	1,072	109,987
National Fuel Gas Co.	1,944	99,844
New Jersey Resources Corp.	2,054	96,949
NorthWestern Corp.	1,266	71,858
OGE Energy Corp.	4,241	152,294
ONE Gas, Inc.	1,172	90,021
Ormat Technologies, Inc.	1,113	89,552
PNM Resources, Inc.	1,818	81,992
Portland General Electric Co.	2,045	95,767
Southwest Gas Hldgs., Inc.	1,390	88,474
Spire, Inc.	1,114	70,672
UGI Corp.	4,433	119,558

		1,609,733

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $43,796,120) 97.8%		48,840,648

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	A-1+	5.04	07/25/23	$200,000	$199,331

COMMERCIAL PAPER (1.6%)
Cargill Global Funding PLC†	A-1	4.98	07/03/23	800,000	799,779

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $999,110) 2.0%					999,110

TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		4.32	07/03/23	56,750	56,750

TOTAL TEMPORARY CASH INVESTMENT (Cost: $56,750) 0.1%					56,750

TOTAL INVESTMENTS (Cost: $44,851,980) 99.9%					49,896,508

OTHER NET ASSETS 0.1%					25,433

NET ASSETS 100.0%					$49,921,941

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
AUSTRALIA (6.8%)
CONSUMER DISCRETIONARY (0.3%)
Aristocrat Leisure Ltd.	1,843	$47,687

CONSUMER STAPLES (0.3%)
Woolworths Group Ltd.	1,437	38,078

ENERGY (0.2%)
Woodside Energy Group Ltd.	842	19,478
Woodside Energy Group Ltd.	726	16,808

		36,286

FINANCIALS (1.6%)
ANZ Group Hldgs. Ltd.	3,654	57,846
National Australia Bank Ltd.	3,625	63,761
Suncorp Group Ltd.	12,980	116,637

		238,244

HEALTH CARE (0.6%)
Sonic Healthcare Ltd.	3,594	85,478

INDUSTRIALS (0.7%)
Aurizon Hldgs. Ltd.	40,377	105,642

INFORMATION TECHNOLOGY (0.2%)
WiseTech Global Ltd.	594	31,863

MATERIALS (2.9%)
BHP Group Ltd.	11,667	350,759
Fortescue Metals Group Ltd.	6,162	91,443

		442,202

TOTAL AUSTRALIA		1,025,480

AUSTRIA (0.9%)
ENERGY (0.5%)
OMV AG	1,770	75,165

FINANCIALS (0.2%)
Raiffeisen Bank International AG*	1,467	23,282

MATERIALS (0.2%)
voestalpine AG	1,005	36,119

TOTAL AUSTRIA		134,566

DENMARK (4.3%)
CONSUMER DISCRETIONARY (0.8%)
Pandora A/S	1,295	115,755

FINANCIALS (0.4%)
Danske Bank A/S*	2,864	69,760

HEALTH CARE (2.2%)
Novo Nordisk A/S Cl B	2,147	346,844

INDUSTRIALS (0.9%)
AP Moller - Maersk A/S Cl B	81	142,425

TOTAL DENMARK		674,784

FINLAND (0.9%)
FINANCIALS (0.9%)
Nordea Bank Abp	10,381	113,067
Sampo OYJ Cl A	777	34,900

		147,967

	Shares	Value
COMMON STOCKS (CONTINUED):
FRANCE (12.3%)
COMMUNICATION SERVICES (1.5%)
Orange S.A.	7,525	$87,948
Publicis Groupe S.A.	1,642	131,793

		219,741

CONSUMER DISCRETIONARY (2.5%)
Hermes International	30	65,217
La Francaise des Jeux SAEM†	1,053	41,448
LVMH Moet Hennessy Louis Vuitton SE	297	280,071

		386,736

CONSUMER STAPLES (1.3%)
Carrefour S.A.	6,005	113,810
Danone S.A.	1,476	90,463

		204,273

ENERGY (0.9%)
TotalEnergies SE	2,554	146,625

FINANCIALS (2.0%)
AXA S.A.	2,445	72,260
BNP Paribas S.A.	2,300	145,157
Societe Generale S.A.	3,533	91,888

		309,305

HEALTH CARE (1.2%)
Sanofi	1,710	184,108

INDUSTRIALS (2.0%)
Bouygues S.A.	2,863	96,187
Cie de Saint-Gobain	1,842	112,163
Eiffage S.A.	1,042	108,804

		317,154

INFORMATION TECHNOLOGY (0.2%)
Dassault Systemes SE	721	31,951

UTILITIES (0.7%)
Engie S.A.	6,166	102,691

TOTAL FRANCE		1,902,584

GERMANY (4.5%)
COMMUNICATION SERVICES (0.6%)
Deutsche Telekom AG	4,454	97,189

CONSUMER DISCRETIONARY (1.7%)
Bayerische Motoren Werke AG	1,183	145,531
Mercedes-Benz Group AG	1,609	129,522

		275,053

INDUSTRIALS (0.7%)
Deutsche Post AG	2,419	118,209

MATERIALS (0.8%)
Covestro AG*†	1,721	89,557
Heidelberg Materials AG	362	29,773

		119,330

REAL ESTATE (0.3%)
LEG Immobilien SE*	737	42,528

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
GERMANY (CONTINUED)
UTILITIES (0.4%)
RWE AG	1,429	$62,276

TOTAL GERMANY		714,585

HONG KONG (1.6%)
INDUSTRIALS (0.7%)
CK Hutchison Hldgs. Ltd.	17,100	104,366

REAL ESTATE (0.9%)
Henderson Land Development Co. Ltd.	24,350	72,514
Sun Hung Kai Properties Ltd.	5,500	69,490

		142,004

TOTAL HONG KONG		246,370

ISRAEL (0.8%)
INFORMATION TECHNOLOGY (0.8%)
Check Point Software Technologies Ltd.*	944	118,585

ITALY (0.7%)
FINANCIALS (0.7%)
Assicurazioni Generali SpA	1,470	29,897
Poste Italiane SpA†	7,562	81,926

		111,823

JAPAN (20.3%)
COMMUNICATION SERVICES (0.9%)
Nintendo Co. Ltd.	3,150	143,633

CONSUMER DISCRETIONARY (2.8%)
Honda Motor Co. Ltd.	4,665	141,350
Iida Group Hldgs. Co. Ltd.	4,340	73,356
Toyota Motor Corp.	2,450	39,385
Yamaha Motor Co. Ltd.	3,730	107,253
ZOZO, Inc.	3,100	64,322

		425,666

CONSUMER STAPLES (1.4%)
Japan Tobacco, Inc.	5,670	124,233
Suntory Beverage & Food Ltd.	2,530	91,736

		215,969

ENERGY (0.7%)
ENEOS Hldgs., Inc.	27,100	93,168
Inpex Corp.	1,700	18,681

		111,849

FINANCIALS (2.7%)
Dai-ichi Life Hldgs., Inc.	4,750	90,363
Daiwa Securities Group, Inc.	18,200	93,804
Japan Post Insurance Co. Ltd.	6,260	94,101
Mitsubishi UFJ Financial Group, Inc.	18,500	136,393

		414,661

HEALTH CARE (1.0%)
Takeda Pharmaceutical Co. Ltd.	4,965	156,046

	Shares	Value
COMMON STOCKS (CONTINUED):
JAPAN (CONTINUED)
INDUSTRIALS (7.5%)
AGC, Inc.	2,075	$74,666
ITOCHU Corp.	4,220	167,660
Marubeni Corp.	11,900	202,866
Mitsubishi Corp.	4,050	195,846
Mitsui & Co. Ltd.	5,425	205,367
Mitsui OSK Lines Ltd.	1,450	34,893
Nippon Yusen KK	4,635	102,958
Sumitomo Corp.	7,600	161,267
Yamato Hldgs. Co. Ltd.	710	12,872

		1,158,395

INFORMATION TECHNOLOGY (3.3%)
Brother Industries Ltd.	5,090	74,516
Canon, Inc.	5,000	131,461
Keyence Corp.	275	130,695
Seiko Epson Corp.	5,820	90,882
Tokyo Electron Ltd.	645	92,918

		520,472

TOTAL JAPAN		3,146,691

LUXEMBOURG (0.7%)
MATERIALS (0.6%)
ArcelorMittal S.A.	3,190	87,044

REAL ESTATE (0.1%)
Aroundtown S.A.*	15,558	17,943

TOTAL LUXEMBOURG		104,987

NETHERLANDS (3.8%)
CONSUMER STAPLES (0.8%)
Koninklijke Ahold Delhaize N.V.	3,706	126,360

FINANCIALS (0.9%)
ING Groep N.V.	10,152	136,878

INFORMATION TECHNOLOGY (2.1%)
ASML Hldg. N.V.	449	325,702

TOTAL NETHERLANDS		588,940

NORWAY (0.9%)
ENERGY (0.8%)
Aker BP ASA	1,007	23,624
Equinor ASA	2,955	86,040

		109,664

FINANCIALS (0.1%)
Gjensidige Forsikring ASA	1,081	17,316

TOTAL NORWAY		126,980

SINGAPORE (0.7%)
FINANCIALS (0.7%)
DBS Group Hldgs. Ltd.	4,931	115,153

SPAIN (3.8%)
COMMUNICATION SERVICES (0.7%)
Telefonica S.A.	27,556	111,886

CONSUMER DISCRETIONARY (0.3%)
Industria de Diseno Textil S.A.	1,098	42,593

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
SPAIN (CONTINUED)
FINANCIALS (2.1%)
Banco Bilbao Vizcaya Argentaria S.A.	22,084	$169,680
Banco Santander S.A.	42,813	158,514

		328,194

UTILITIES (0.7%)
Redeia Corp. S.A.	6,275	105,537

TOTAL SPAIN		588,210

SWEDEN (1.0%)
CONSUMER DISCRETIONARY (0.6%)
H & M Hennes & Mauritz AB Cl B	5,785	99,478

FINANCIALS (0.4%)
Svenska Handelsbanken AB Cl A	7,324	61,313

UTILITIES (0.0%) (2)
Orron Energy ab	1,059	1,115

TOTAL SWEDEN		161,906

SWITZERLAND (10.3%)
CONSUMER DISCRETIONARY (1.9%)
Cie Financiere Richemont S.A.	1,072	182,109
Swatch Group AG	357	104,390

		286,499

CONSUMER STAPLES (2.0%)
Nestle S.A.	2,519	303,032

FINANCIALS (2.2%)
Partners Group Hldg. AG	100	94,289
UBS Group AG	8,146	165,118
Zurich Insurance Group AG	153	72,784

		332,191

HEALTH CARE (4.2%)
Novartis AG	3,103	312,860
Roche Hldg. AG	792	241,946
Sonova Hldg. AG	378	100,870

		655,676

TOTAL SWITZERLAND		1,577,398

UNITED KINGDOM (13.9%)
COMMUNICATION SERVICES (0.9%)
Vodafone Group PLC	87,923	82,887
WPP PLC	5,824	61,039

		143,926

CONSUMER DISCRETIONARY (0.9%)
Barratt Developments PLC	3,654	19,202
Burberry Group PLC	3,685	99,422
Persimmon PLC	2,865	37,326

		155,950

	Shares	Value
COMMON STOCKS (CONTINUED):
UNITED KINGDOM (CONTINUED)
CONSUMER STAPLES (2.9%)
British American Tobacco PLC	4,561	$151,523
Diageo PLC	3,751	161,240
Haleon PLC	5,280	21,669
Imperial Brands PLC	5,441	120,419

		454,851

ENERGY (1.5%)
Shell PLC	7,959	237,402

FINANCIALS (2.7%)
3i Group PLC	4,260	105,580
Barclays PLC	51,591	100,776
Direct Line Insurance Group PLC	17,440	30,150
Lloyds Banking Group PLC	202,091	112,016
NatWest Group PLC	24,246	74,099

		422,621

HEALTH CARE (0.5%)
GSK PLC	4,224	74,851

INDUSTRIALS (2.3%)
BAE Systems PLC	15,691	184,995
RELX PLC	4,958	165,383

		350,378

MATERIALS (2.2%)
Anglo American PLC	5,604	159,547
Rio Tinto PLC	3,013	191,453

		351,000

TOTAL UNITED KINGDOM		2,190,979

UNITED STATES (6.8%)
FINANCIALS (6.8%)
iShares Core MSCI Emerging Markets ETF	9,348	460,763
iShares MSCI Emerging Markets ex China ETF	2,479	128,858
Vanguard FTSE Emerging Markets ETF	11,464	466,356

		1,055,977

TOTAL COMMON STOCKS
(Cost: $15,017,222) 95.0%		14,733,965

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rate(%)	Maturity	Face Amount		Value
TEMPORARY CASH INVESTMENT (4.5%)
ANZ, London Time Deposit	2.77	07/03/23	AUD	5	$3
BNP Paribas, Paris Time Deposit	2.80	07/03/23	SGD	2	2
HSBC France SA, Paris Time Deposit	2.37	07/03/23	EUR	2	2
HSBC Hong Kong Bank, Hong Kong Time Deposit	3.47	07/03/23	HKD	7	1
Nordea Bank Abp, Oslo Time Deposit	2.60	07/03/23	NOK	132	12
SEB AB, Stockholm Time Deposit	(0.37)	07/03/23	JPY	4,413,189	30,591
SEB AB, Stockholm Time Deposit	1.97	07/03/23	DKK	22	3
SEB AB, Stockholm Time Deposit	2.22	07/03/23	SEK	7	1
Sumitomo Mitsui Trust Bank, London Time Deposit	4.32	07/03/23	USD	664,219	664,219

					694,834

TOTAL TEMPORARY CASH INVESTMENT (Cost: $694,834) 4.5%					694,834

TOTAL INVESTMENTS (Cost: $15,712,056) 99.5%					15,428,799

OTHER NET ASSETS 0.5%					80,921

NET ASSETS 100.0%					$15,509,720

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — RETIREMENT INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.8%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (29.2%)	78,840	$1,044,634
Equity Index Portfolio (22.5%)	12,259	804,667
International Portfolio (1.2%)	4,667	42,471
Mid Cap Value Portfolio (0.7%)	1,261	24,505
Mid-Cap Equity Index Portfolio (4.4%)	5,854	159,918
Mid-Term Bond Portfolio (32.2%)	115,397	1,151,658
Money Market Portfolio (9.6%)	27,242	344,717

TOTAL INVESTMENTS (Cost: $3,740,899) 99.8%		3,572,570

OTHER NET ASSETS 0.2%		7,025

NET ASSETS 100.0%		$3,579,595

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2015 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (30.0%)	122,449	$1,622,446
Equity Index Portfolio (25.1%)	20,637	1,354,627
International Portfolio (3.8%)	22,437	204,175
Mid Cap Value Portfolio (0.1%)	272	5,285
Mid-Cap Equity Index Portfolio (6.0%)	11,858	323,951
Mid-Term Bond Portfolio (28.5%)	154,210	1,539,016
Money Market Portfolio (6.4%)	27,431	347,108

TOTAL INVESTMENTS (Cost: $5,353,484) 99.9%		5,396,608

OTHER NET ASSETS 0.1%		5,979

NET ASSETS 100.0%		$5,402,587

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2020 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (30.1%)	322,298	$4,270,453
Equity Index Portfolio (26.9%)	58,102	3,813,817
International Portfolio (7.3%)	113,713	1,034,791
Mid Cap Value Portfolio (0.1%)	329	6,395
Mid-Cap Equity Index Portfolio (7.3%)	38,096	1,040,772
Mid-Term Bond Portfolio (21.5%)	306,474	3,058,606
Money Market Portfolio (3.9%)	43,532	550,850
Small Cap Equity Index Portfolio (0.4%)	5,200	50,280
Small Cap Growth Portfolio (0.4%)	4,218	64,199
Small Cap Value Portfolio (2.1%)	18,965	299,086

TOTAL INVESTMENTS (Cost: $14,093,973) 100.0%		14,189,249

OTHER NET ASSETS 0.0% (2)		4,033

NET ASSETS 100.0%		$14,193,282

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2025 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (25.8%)	429,523	$5,691,185
Equity Index Portfolio (31.5%)	105,933	6,953,455
International Portfolio (11.1%)	270,608	2,462,533
Mid Cap Value Portfolio (0.1%)	1,274	24,746
Mid-Cap Equity Index Portfolio (8.8%)	71,151	1,943,851
Mid-Term Bond Portfolio (16.6%)	367,484	3,667,487
Money Market Portfolio (2.7%)	47,779	604,597
Small Cap Equity Index Portfolio (0.8%)	19,033	184,046
Small Cap Growth Portfolio (0.3%)	4,690	71,382
Small Cap Value Portfolio (2.3%)	31,697	499,856

TOTAL INVESTMENTS (Cost: $22,938,440) 100.0%		22,103,138

OTHER NET ASSETS 0.0% (2)		7,298

NET ASSETS 100.0%		$22,110,436

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2030 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (22.4%)	274,711	$3,639,915
Equity Index Portfolio (37.1%)	92,010	6,039,516
International Portfolio (13.1%)	234,955	2,138,093
Mid Cap Value Portfolio (0.3%)	2,678	52,026
Mid-Cap Equity Index Portfolio (7.5%)	44,919	1,227,178
Mid-Term Bond Portfolio (11.8%)	192,325	1,919,401
Money Market Portfolio (2.6%)	32,941	416,835
Small Cap Equity Index Portfolio (1.2%)	20,709	200,255
Small Cap Growth Portfolio (1.2%)	12,840	195,427
Small Cap Value Portfolio (2.7%)	27,943	440,668

TOTAL INVESTMENTS (Cost: $16,042,978) 99.9%		16,269,314

OTHER NET ASSETS 0.1%		10,035

NET ASSETS 100.0%		$16,279,349

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2035 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (18.2%)	133,763	$1,772,364
Equity Index Portfolio (41.4%)	61,443	4,033,110
International Portfolio (15.7%)	168,358	1,532,061
Mid Cap Value Portfolio (0.4%)	1,734	33,686
Mid-Cap Equity Index Portfolio (11.5%)	40,948	1,118,688
Mid-Term Bond Portfolio (4.7%)	46,261	461,688
Money Market Portfolio (2.0%)	15,173	192,001
Small Cap Equity Index Portfolio (2.3%)	23,627	228,476
Small Cap Growth Portfolio (1.7%)	10,891	165,766
Small Cap Value Portfolio (2.0%)	12,108	190,940

TOTAL INVESTMENTS (Cost: $9,256,856) 99.9%		9,728,780

OTHER NET ASSETS 0.1%		10,636

NET ASSETS 100.0%		$9,739,416

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2040 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (14.1%)	87,043	$1,153,316
Equity Index Portfolio (45.6%)	56,628	3,717,050
International Portfolio (17.8%)	159,233	1,449,022
Mid Cap Value Portfolio (0.3%)	1,319	25,627
Mid-Cap Equity Index Portfolio (12.9%)	38,400	1,049,099
Mid-Term Bond Portfolio (0.6%)	4,933	49,227
Money Market Portfolio (1.7%)	10,641	134,657
Small Cap Equity Index Portfolio (1.9%)	16,282	157,447
Small Cap Growth Portfolio (2.5%)	13,210	201,060
Small Cap Value Portfolio (2.5%)	13,135	207,141

TOTAL INVESTMENTS (Cost: $7,844,147) 99.9%		8,143,646

OTHER NET ASSETS 0.1%		9,998

NET ASSETS 100.0%		$8,153,644

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2045 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.7%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (10.2%)	35,977	$476,698
Equity Index Portfolio (47.2%)	33,425	2,194,047
International Portfolio (18.9%)	96,590	878,969
Mid Cap Value Portfolio (0.4%)	1,118	21,726
Mid-Cap Equity Index Portfolio (12.8%)	21,772	594,812
Mid-Term Bond Portfolio (0.9%)	4,065	40,571
Money Market Portfolio (1.3%)	4,775	60,427
Small Cap Equity Index Portfolio (2.3%)	11,318	109,442
Small Cap Growth Portfolio (2.6%)	7,840	119,323
Small Cap Value Portfolio (3.1%)	9,031	142,420

TOTAL INVESTMENTS (Cost: $4,339,041) 99.7%		4,638,435

OTHER NET ASSETS 0.3%		11,748

NET ASSETS 100.0%		$4,650,183

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2050 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.8%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (8.5%)	30,336	$401,953
Equity Index Portfolio (48.3%)	34,997	2,297,225
International Portfolio (19.0%)	99,482	905,282
Mid Cap Value Portfolio (0.5%)	1,172	22,772
Mid-Cap Equity Index Portfolio (12.7%)	22,124	604,415
Mid-Term Bond Portfolio (0.5%)	2,538	25,327
Money Market Portfolio (1.8%)	6,572	83,157
Small Cap Equity Index Portfolio (2.7%)	13,197	127,611
Small Cap Growth Portfolio (2.6%)	8,169	124,330
Small Cap Value Portfolio (3.2%)	9,575	150,996

TOTAL INVESTMENTS (Cost: $4,582,441) 99.8%		4,743,068

OTHER NET ASSETS 0.2%		10,377

NET ASSETS 100.0%		$4,753,445

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2055 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.2%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (7.0%)	6,188	$81,987
Equity Index Portfolio (47.3%)	8,416	552,437
International Portfolio (19.9%)	25,550	232,508
Mid Cap Value Portfolio (0.4%)	210	4,075
Mid-Cap Equity Index Portfolio (13.0%)	5,547	151,542
Mid-Term Bond Portfolio (0.9%)	1,035	10,331
Money Market Portfolio (1.4%)	1,307	16,534
Small Cap Equity Index Portfolio (2.5%)	2,989	28,907
Small Cap Growth Portfolio (3.3%)	2,524	38,411
Small Cap Value Portfolio (3.5%)	2,631	41,496

TOTAL INVESTMENTS (Cost: $1,116,937) 99.2%		1,158,228

OTHER NET ASSETS 0.8%		9,806

NET ASSETS 100.0%		$1,168,034

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2060 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.2%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (5.5%)	3,378	$44,761
Equity Index Portfolio (46.6%)	5,782	379,515
International Portfolio (21.4%)	19,137	174,145
Mid Cap Value Portfolio (0.7%)	276	5,358
Mid-Cap Equity Index Portfolio (13.2%)	3,920	107,103
Mid-Term Bond Portfolio (0.6%)	500	4,994
Money Market Portfolio (1.0%)	645	8,167
Small Cap Equity Index Portfolio (3.2%)	2,680	25,915
Small Cap Growth Portfolio (3.6%)	1,924	29,281
Small Cap Value Portfolio (3.4%)	1,783	28,119

TOTAL INVESTMENTS (Cost: $808,233) 99.2%		807,358

OTHER NET ASSETS 0.8%		6,873

NET ASSETS 100.0%		$814,231

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (24.1%)	145,209	$1,924,019
Equity Index Portfolio (29.6%)	35,911	2,357,169
International Portfolio (6.2%)	54,139	492,660
Mid-Cap Equity Index Portfolio (6.3%)	18,384	502,256
Mid-Term Bond Portfolio (33.7%)	269,371	2,688,320

TOTAL INVESTMENTS (Cost: $8,077,548) 99.9%		7,964,424

OTHER NET ASSETS 0.1%		4,972

NET ASSETS 100.0%		$7,969,396

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (19.7%)	305,562	$4,048,693
Equity Index Portfolio (39.4%)	123,007	8,074,196
International Portfolio (10.7%)	241,126	2,194,243
Mid-Cap Equity Index Portfolio (16.0%)	119,916	3,276,104
Mid-Term Bond Portfolio (14.2%)	291,747	2,911,639

TOTAL INVESTMENTS (Cost: $19,544,948) 100.0%		20,504,875

OTHER NET ASSETS 0.0% (2)		1,587

NET ASSETS 100.0%		$20,506,462

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.8%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (14.6%)	53,675	$711,191
Equity Index Portfolio (39.1%)	28,984	1,902,530
International Portfolio (14.8%)	79,093	719,749
Mid-Cap Equity Index Portfolio (20.7%)	36,904	1,008,213
Small Cap Growth Portfolio (5.3%)	16,926	257,613
Small Cap Value Portfolio (5.3%)	16,218	255,756

TOTAL INVESTMENTS (Cost: $4,490,850) 99.8%		4,855,052

OTHER NET ASSETS 0.2%		8,138

NET ASSETS 100.0%		$4,863,190

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (45.8%)
U.S. Treasury Bill	A-1+	4.99	07/25/23	$1,500,000	$1,495,032
U.S. Treasury Bill	A-1+	5.01	07/27/23	1,500,000	1,494,597
U.S. Treasury Bill	A-1+	5.01	08/01/23	1,400,000	1,393,987
U.S. Treasury Bill	A-1+	5.02	07/18/23	2,000,000	1,995,277
U.S. Treasury Bill	A-1+	5.06	08/08/23	1,200,000	1,193,639
U.S. Treasury Bill	A-1+	5.07	07/05/23	1,000,000	999,439
U.S. Treasury Bill	A-1+	5.08	08/03/23	625,000	622,107
U.S. Treasury Bill	A-1+	5.11	08/15/23	3,500,000	3,477,800
U.S. Treasury Bill	A-1+	5.13	07/20/23	3,325,000	3,316,044
U.S. Treasury Bill	A-1+	5.15	08/10/23	900,000	894,882

					16,882,804

U.S. GOVERNMENT AGENCIES (14.6%)
FHLB	A-1+	4.81	07/07/23	1,400,000	1,398,880
FHLB	A-1+	5.09	07/24/23	2,250,000	2,242,726
FHLB	A-1+	5.13	07/18/23	250,000	249,398
FHLB	A-1+	5.23	07/19/23	200,000	199,480
FNMA	A-1+	4.98	07/10/23	1,300,000	1,298,394

					5,388,878

COMMERCIAL PAPER (39.6%)
Apple, Inc.†	A-1+	5.06	07/18/23	1,400,000	1,396,661
Cummins, Inc.†	A-1	5.23	07/24/23	1,400,000	1,395,349
Illinois Tool Works, Inc.†	A-1	5.26	07/31/23	650,000	647,172
Johnson & Johnson†	A-1+	5.14	08/07/23	1,400,000	1,392,662
Merck & Co., Inc.†	A-1	5.14	07/28/23	1,400,000	1,394,634
Novartis Financial Corp.†	A-1+	5.13	07/03/23	1,400,000	1,399,603
PepsiCo, Inc.†	A-1	5.13	08/08/23	1,400,000	1,392,493
Private Export Funding Corp.	A-1	5.16	08/16/23	1,400,000	1,390,841
Southern California Gas Co.†	A-1	5.10	07/05/23	1,400,000	1,399,208
Toyota Motor Credit Corp.	A-1+	5.23	08/04/23	1,400,000	1,393,138
Travelers Cos., Inc.†	A-1	5.03	07/03/23	1,400,000	1,399,610

					14,601,371

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $36,873,053) 100.0%					36,873,053

TOTAL INVESTMENTS (Cost: $36,873,053) 100.0%					36,873,053

OTHER NET ASSETS 0.0% (2)					1,477

NET ASSETS 100.0%					$36,874,530

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (46.0%)
U.S. Treasury Note	AA+	0.38	09/30/27	$510,000	$434,058
U.S. Treasury Note	AA+	0.50	04/30/27	600,000	520,031
U.S. Treasury Note	AA+	0.50	10/31/27	510,000	435,293
U.S. Treasury Note	AA+	0.63	11/30/27	505,000	432,505
U.S. Treasury Note	AA+	0.63	08/15/30	220,000	175,269
U.S. Treasury Note	AA+	1.13	02/15/31	630,000	518,076
U.S. Treasury Note	AA+	1.50	08/15/26	715,000	653,527
U.S. Treasury Note	AA+	1.50	11/30/28	1,490,000	1,303,284
U.S. Treasury Note	AA+	1.63	09/30/26	430,000	393,903
U.S. Treasury Note	AA+	1.75	01/31/29	220,000	194,477
U.S. Treasury Note	AA+	2.38	04/30/26	250,000	235,752
U.S. Treasury Note	AA+	2.38	05/15/29	630,000	574,383
U.S. Treasury Note	AA+	2.63	05/31/27	1,570,000	1,475,187
U.S. Treasury Note	AA+	3.25	06/30/27	165,000	158,684
U.S. Treasury Note	AA+	3.38	05/15/33	180,000	173,587
U.S. Treasury Note	AA+	3.50	04/30/28	900,000	874,547
U.S. Treasury Note	AA+	3.88	03/31/25	120,000	117,642
U.S. Treasury Note	AA+	4.13	11/15/32	635,000	648,891
U.S. Treasury Note	AA+	4.63	02/28/25	100,000	99,223

					9,418,319

U.S. GOVERNMENT AGENCIES (26.3%)
NON-MORTGAGE-BACKED OBLIGATIONS (26.3%)
FFCB	AA+	2.45	02/23/28	500,000	453,017
FFCB	AA+	4.00	01/13/26	1,000,000	982,898
FHLB	AA+	0.50	04/14/25	840,000	777,164
FHLB	AA+	0.83	02/10/27	1,200,000	1,053,742
FHLMC	AA+	1.50	02/12/25	400,000	377,590
FNMA	AA+	0.50	06/17/25	1,500,000	1,377,124
FNMA	AA+	0.63	04/22/25	400,000	369,926

					5,391,461

CORPORATE DEBT (26.7%)
COMMUNICATION SERVICES (1.7%)
AT&T, Inc.	BBB	2.75	06/01/31	50,000	42,188
Comcast Corp.	A-	2.35	01/15/27	100,000	91,817
T-Mobile USA, Inc.	BBB	3.38	04/15/29	50,000	45,152
TWDC Enterprises 18 Corp.	A-	1.85	07/30/26	50,000	45,645
Verizon Communications, Inc.	BBB+	4.02	12/03/29	78,000	73,030
Warnermedia Hldgs., Inc.	BBB-	3.76	03/15/27	55,000	51,302

					349,134

CONSUMER DISCRETIONARY (2.5%)
Amazon.com, Inc.	AA	1.20	06/03/27	40,000	35,096
AutoZone, Inc.	BBB	3.25	04/15/25	55,000	52,637
Best Buy Co., Inc.	BBB+	1.95	10/01/30	45,000	36,249
Booking Hldgs., Inc.	A-	3.65	03/15/25	40,000	38,836
Brunswick Corp.	BBB-	0.85	08/18/24	100,000	94,024
General Motors Financial Co., Inc.	BBB	6.05	10/10/25	30,000	30,052
Genuine Parts Co.	BBB	1.75	02/01/25	75,000	70,245
Harman International Industries, Inc.	A	4.15	05/15/25	55,000	53,394
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	35,000	34,073
Travel + Leisure Co.	BB-	5.65	04/01/24	70,000	69,198

					513,804

CONSUMER STAPLES (1.1%)
Bunge Ltd. Finance Corp.	BBB+	3.25	08/15/26	100,000	94,068
Kellogg Co.	BBB	2.65	12/01/23	55,000	54,461

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
CONSUMER STAPLES (CONTINUED)
Keurig Dr Pepper, Inc.	BBB	3.13	12/15/23	$80,000	$79,037

					227,566

ENERGY (1.3%)
Chevron USA, Inc.	AA-	1.02	08/12/27	70,000	60,863
Devon Energy Corp.	BBB	5.25	09/15/24	100,000	99,195
Exxon Mobil Corp.	AA-	2.28	08/16/26	70,000	64,934
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	BBB-	5.50	03/01/30	35,000	33,683

					258,675

FINANCIALS (9.7%)
Aflac, Inc.	A-	1.13	03/15/26	45,000	40,275
Alleghany Corp.	AA	3.63	05/15/30	55,000	51,055
Allstate Corp.	A-	0.75	12/15/25	15,000	13,434
American International Group, Inc.	BBB+	4.13	02/15/24	55,000	54,482
Bank of America Corp.	A-	1.32	06/19/26	70,000	64,121
Bank of America Corp.	A-	2.55	02/04/28	70,000	63,181
Bank of America Corp.	A-	3.37	01/23/26	80,000	76,649
Bank of America Corp.	A-	3.42	12/20/28	150,000	137,554
Brown & Brown, Inc.	BBB-	4.20	09/15/24	60,000	58,590
Capital One Financial Corp.	BBB	4.93	05/10/28	35,000	33,209
Citigroup, Inc.	BBB+	1.46	06/09/27	70,000	62,166
Citigroup, Inc.	BBB+	4.14	05/24/25	50,000	49,127
FactSet Research Systems, Inc.	BBB-	2.90	03/01/27	60,000	55,044
Fairfax U.S., Inc.†	BBB	4.88	08/13/24	20,000	19,606
Fifth Third Bancorp	BBB	4.30	01/16/24	70,000	69,054
Goldman Sachs Group, Inc.	BBB+	2.64	02/24/28	65,000	58,977
JPMorgan Chase & Co.	A-	1.47	09/22/27	60,000	52,969
JPMorgan Chase & Co.	A-	2.95	02/24/28	70,000	64,272
JPMorgan Chase & Co.	A-	3.51	01/23/29	70,000	64,706
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	35,000	34,170
JPMorgan Chase & Co.	A-	5.35	06/01/34	55,000	55,438
JPMorgan Chase & Co.	BBB+	5.72	09/14/33	25,000	25,362
Legg Mason, Inc.	A	3.95	07/15/24	55,000	53,693
Lincoln National Corp.	BBB+	4.00	09/01/23	55,000	54,710
Mercury General Corp.	BBB	4.40	03/15/27	85,000	80,389
Morgan Stanley	A-	2.48	01/21/28	70,000	63,170
Morgan Stanley	A-	4.43	01/23/30	25,000	23,786
Morgan Stanley	A-	5.12	02/01/29	75,000	73,968
Progressive Corp.	A	2.50	03/15/27	50,000	45,842
Signet UK Finance PLC	BB-	4.70	06/15/24	55,000	53,378
Stifel Financial Corp.	BBB-	4.25	07/18/24	80,000	78,311
Synchrony Financial	BBB-	3.70	08/04/26	40,000	35,891
Truist Financial Corp.	A-	4.87	01/26/29	35,000	33,641
Voya Financial, Inc.	BBB+	3.65	06/15/26	55,000	51,876
Wells Fargo & Co.	BBB+	3.00	10/23/26	70,000	64,979
Wells Fargo & Co.	BBB+	3.35	03/02/33	50,000	42,793
Wells Fargo & Co.	BBB+	3.53	03/24/28	35,000	32,667

					1,992,535

HEALTH CARE (2.5%)
AbbVie, Inc.	BBB+	4.25	11/14/28	100,000	96,996
Amgen, Inc.	BBB+	5.15	03/02/28	55,000	54,951
Baxter International, Inc.	BBB	1.92	02/01/27	100,000	88,822
CVS Health Corp.	BBB	3.38	08/12/24	15,000	14,619
CVS Health Corp.	BBB	3.88	07/20/25	40,000	38,876

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
HEALTH CARE (CONTINUED)
Elevance Health, Inc.	A	2.88	09/15/29	$70,000	$61,684
Humana, Inc.	BBB+	3.85	10/01/24	70,000	68,361
Thermo Fisher Scientific, Inc.	A-	1.75	10/15/28	100,000	86,168

					510,477

INDUSTRIALS (1.4%)
Boeing Co.	BBB-	4.88	05/01/25	70,000	69,005
Lennox International, Inc.	BBB	1.70	08/01/27	100,000	86,903
Stanley Black & Decker, Inc.	A	2.30	02/24/25	100,000	94,635
Verisk Analytics, Inc.	BBB	4.00	06/15/25	45,000	43,670

					294,213

INFORMATION TECHNOLOGY (2.6%)
Apple, Inc.	AA+	2.05	09/11/26	100,000	92,149
Applied Materials, Inc.	A	3.90	10/01/25	65,000	63,557
Intel Corp.	A	4.88	02/10/28	90,000	89,660
Microsoft Corp.	AAA	2.40	08/08/26	70,000	65,694
Oracle Corp.	BBB	2.88	03/25/31	45,000	38,417
PayPal Hldgs., Inc.	A-	2.65	10/01/26	95,000	88,269
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	100,000	83,510

					521,256

MATERIALS (1.3%)
Ecolab, Inc.	A-	1.65	02/01/27	60,000	53,915
International Flavors & Fragrances, Inc.†	BBB-	1.23	10/01/25	80,000	71,318
Nucor Corp.	A-	3.95	05/23/25	50,000	48,479
Packaging Corp. of America	BBB	3.65	09/15/24	100,000	97,931

					271,643

REAL ESTATE (1.7%)
Boston Properties LP	BBB+	3.25	01/30/31	100,000	81,475
Boston Properties LP	BBB+	6.50	01/15/34	30,000	30,189
Crown Castle, Inc.	BBB	3.15	07/15/23	70,000	70,026
Omega Healthcare Investors, Inc.	BBB-	4.38	08/01/23	50,000	50,085
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	20,000	19,165
Prologis LP	A	1.75	07/01/30	40,000	32,136
Realty Income Corp.	A-	5.05	01/13/26	65,000	64,427

					347,503

UTILITIES (0.9%)
American Electric Power Co., Inc.	BBB+	2.03	03/15/24	65,000	63,213
NextEra Energy Capital Hldgs., Inc.	BBB+	3.55	05/01/27	50,000	47,100
Southern Co.	BBB	3.25	07/01/26	70,000	65,842

					176,155

TOTAL CORPORATE DEBT					5,462,961

TOTAL LONG-TERM DEBT SECURITIES (Cost: $21,833,333) 99.0%					20,272,741

TEMPORARY CASH INVESTMENT (0.5%)
JP Morgan Chase, New York Time Deposit		4.32	07/03/23	105,581	105,581

TOTAL TEMPORARY CASH INVESTMENT (Cost: $105,581) 0.5%					105,581

TOTAL INVESTMENTS (Cost: $21,938,914) 99.5%					20,378,322

OTHER NET ASSETS 0.5%					110,596

NET ASSETS 100.0%					$20,488,918

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (42.9%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$1,425,000	$923,745
U.S. Treasury Bond	AA+	1.13	08/15/40	1,100,000	707,266
U.S. Treasury Bond	AA+	1.38	11/15/40	250,000	167,266
U.S. Treasury Bond	AA+	2.25	08/15/46	615,000	449,310
U.S. Treasury Bond	AA+	2.75	08/15/47	210,000	168,919
U.S. Treasury Bond	AA+	2.88	05/15/49	300,000	247,957
U.S. Treasury Bond	AA+	3.63	02/15/53	510,000	489,441
U.S. Treasury Bond	AA+	4.00	11/15/52	465,000	477,642
U.S. Treasury Note	AA+	0.50	04/30/27	1,150,000	996,727
U.S. Treasury Note	AA+	0.63	05/15/30	275,000	220,301
U.S. Treasury Note	AA+	1.13	08/31/28	150,000	129,240
U.S. Treasury Note	AA+	1.25	05/31/28	825,000	719,619
U.S. Treasury Note	AA+	1.25	06/30/28	550,000	478,758
U.S. Treasury Note	AA+	1.50	02/15/30	350,000	299,769
U.S. Treasury Note	AA+	1.63	08/15/29	1,045,000	911,232
U.S. Treasury Note	AA+	2.25	08/15/27	1,555,000	1,437,464
U.S. Treasury Note	AA+	2.25	11/15/27	1,065,000	980,923
U.S. Treasury Note	AA+	2.38	05/15/27	1,105,000	1,028,945
U.S. Treasury Note	AA+	2.63	02/15/29	1,045,000	968,299
U.S. Treasury Note	AA+	2.88	05/15/28	835,000	787,868
U.S. Treasury Note	AA+	2.88	05/15/32	625,000	579,492
U.S. Treasury Note	AA+	3.13	11/15/28	85,000	80,972
U.S. Treasury Note	AA+	4.63	02/28/25	175,000	173,640
U.S. Treasury Strip	AA+	0.00	08/15/28	420,000	340,387
U.S. Treasury Strip	AA+	0.00	08/15/29	90,000	70,365
U.S. Treasury Strip	AA+	0.00	08/15/33	210,000	141,138
U.S. Treasury Strip	AA+	0.00	08/15/35	210,000	129,961
U.S. Treasury Strip	AA+	0.00	08/15/37	210,000	119,567

					14,226,213

U.S. GOVERNMENT AGENCIES (32.7%)
MORTGAGE-BACKED OBLIGATIONS (32.7%)
FHLMC	AA+	2.00	11/01/50	82,848	68,115
FHLMC	AA+	2.00	02/01/51	172,018	142,159
FHLMC	AA+	2.50	12/01/27	11,269	10,655
FHLMC	AA+	2.50	06/01/35	23,218	21,195
FHLMC	AA+	2.50	10/01/49	61,572	52,683
FHLMC	AA+	2.50	11/01/50	228,747	195,872
FHLMC	AA+	2.50	04/01/51	178,364	152,127
FHLMC	AA+	2.50	10/01/51	108,808	92,333
FHLMC	AA+	2.50	02/01/52	268,235	227,785
FHLMC	AA+	3.00	02/01/32	26,509	24,950
FHLMC	AA+	3.00	11/01/42	6,501	5,811
FHLMC	AA+	3.00	03/01/43	18,861	17,026
FHLMC	AA+	3.00	04/01/43	16,981	15,329
FHLMC	AA+	3.00	04/01/43	104,553	94,387
FHLMC	AA+	3.00	04/01/43	109,191	98,577
FHLMC	AA+	3.00	09/15/43	4,132	3,988
FHLMC	AA+	3.00	04/15/45	3,423	3,338
FHLMC	AA+	3.00	09/01/46	43,439	38,888
FHLMC	AA+	3.00	09/01/46	27,722	24,966
FHLMC	AA+	3.00	11/01/46	8,933	7,897
FHLMC	AA+	3.00	05/01/49	49,504	43,993
FHLMC	AA+	3.00	11/01/49	37,369	33,194
FHLMC	AA+	3.00	11/01/49	48,923	43,649
FHLMC	AA+	3.00	06/01/52	277,358	245,583
FHLMC	AA+	3.50	02/01/35	31,222	29,545

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	3.50	02/01/36	$18,529	$17,533
FHLMC	AA+	3.50	11/01/39	40,666	38,203
FHLMC	AA+	3.50	01/01/41	29,533	27,654
FHLMC	AA+	3.50	06/01/43	16,956	15,758
FHLMC	AA+	3.50	01/01/44	108,363	101,455
FHLMC	AA+	3.50	11/01/45	24,918	23,220
FHLMC	AA+	3.50	08/01/47	66,271	61,271
FHLMC	AA+	3.50	12/01/47	21,914	20,224
FHLMC	AA+	4.00	02/01/25	7,324	7,151
FHLMC	AA+	4.00	05/01/25	7,488	7,317
FHLMC	AA+	4.00	01/01/38	21,383	20,891
FHLMC	AA+	4.00	01/15/40	88,756	86,462
FHLMC	AA+	4.00	10/01/44	25,511	24,404
FHLMC	AA+	4.00	05/01/47	11,672	11,132
FHLMC	AA+	4.00	04/01/52	221,108	207,979
FHLMC	AA+	4.00	08/01/52	277,570	261,456
FHLMC	AA+	4.50	08/15/35	11,824	11,410
FHLMC	AA+	4.50	05/01/48	18,092	17,743
FHLMC	AA+	4.50	05/01/48	8,762	8,599
FHLMC	AA+	5.00	02/01/26	7,635	7,559
FHLMC	AA+	5.00	09/01/47	367,114	360,154
FHLMC	AA+	5.00	06/01/52	85,115	83,621
FHLMC	AA+	5.00	12/01/52	247,853	242,971
FHLMC	AA+	6.50	12/01/52	149,063	153,629
FHLMC ARM	AA+	1.93	10/01/51	594,414	515,525
FHLMC ARM	AA+	4.43	04/01/53	98,138	93,445
FHLMC Strip	AA+	3.00	06/15/42	88,962	81,819
FHLMC Strip	AA+	3.00	01/15/43	23,500	21,261
FHLMC Strip	AA+	3.50	10/15/47	11,197	10,350
FNMA	AA+	1.82	09/01/51	439,859	381,897
FNMA	AA+	2.00	11/01/35	157,004	140,002
FNMA	AA+	2.00	07/01/36	402,036	358,688
FNMA	AA+	2.00	10/01/50	80,740	66,401
FNMA	AA+	2.00	10/01/50	187,039	154,000
FNMA	AA+	2.00	11/01/51	87,008	71,225
FNMA	AA+	2.00	03/01/52	183,417	150,452
FNMA	AA+	2.34	05/01/36	175,000	138,670
FNMA	AA+	2.50	02/01/33	16,589	15,068
FNMA	AA+	2.50	05/01/35	15,033	13,722
FNMA	AA+	2.50	10/01/35	100,672	92,633
FNMA	AA+	2.50	04/01/42	175,576	152,466
FNMA	AA+	2.50	05/01/46	87,653	75,393
FNMA	AA+	2.50	01/01/51	527,338	452,545
FNMA	AA+	2.50	04/01/51	162,472	138,454
FNMA	AA+	2.50	12/01/51	633,651	538,209
FNMA	AA+	3.00	09/01/33	19,725	18,453
FNMA	AA+	3.00	03/01/36	16,838	15,617
FNMA	AA+	3.00	04/25/42	5,815	5,712
FNMA	AA+	3.00	02/01/45	17,521	15,816
FNMA	AA+	3.00	03/01/45	2,926	2,598
FNMA	AA+	3.00	01/01/47	10,917	9,652
FNMA	AA+	3.00	12/01/47	6,534	5,822
FNMA	AA+	3.00	03/01/50	87,405	77,673
FNMA	AA+	3.00	01/01/52	285,160	251,321
FNMA	AA+	3.03	04/01/34	24,605	21,442
FNMA	AA+	3.50	07/01/34	19,338	18,530

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.50	10/01/34	$20,271	$19,183
FNMA	AA+	3.50	01/01/43	9,009	8,374
FNMA	AA+	3.50	08/01/43	34,869	32,446
FNMA	AA+	3.50	08/01/43	16,538	15,410
FNMA	AA+	3.50	08/01/44	26,567	24,085
FNMA	AA+	3.50	04/01/45	56,295	51,934
FNMA	AA+	3.50	05/01/45	38,504	35,817
FNMA	AA+	3.50	10/01/45	49,554	45,768
FNMA	AA+	3.50	02/01/46	35,527	33,042
FNMA	AA+	3.50	02/01/46	13,222	12,297
FNMA	AA+	3.50	09/01/47	56,902	52,921
FNMA	AA+	3.50	11/01/47	102,823	94,905
FNMA	AA+	3.50	04/01/48	4,813	4,381
FNMA	AA+	3.50	06/01/51	279,822	255,882
FNMA	AA+	3.50	01/01/52	85,246	77,830
FNMA	AA+	3.50	05/01/52	184,049	168,378
FNMA	AA+	4.00	01/01/31	29,400	28,690
FNMA	AA+	4.00	10/01/36	10,172	9,800
FNMA	AA+	4.00	05/01/43	55,142	53,021
FNMA	AA+	4.00	01/01/44	77,374	74,394
FNMA	AA+	4.00	11/01/45	14,359	13,731
FNMA	AA+	4.00	02/01/47	20,712	19,824
FNMA	AA+	4.00	04/01/49	141,849	135,249
FNMA	AA+	4.00	03/01/50	69,011	65,425
FNMA	AA+	4.00	07/01/52	95,353	89,852
FNMA	AA+	4.00	07/01/56	17,684	16,629
FNMA	AA+	4.50	05/01/30	66,548	65,315
FNMA	AA+	4.50	12/01/39	35,484	34,940
FNMA	AA+	4.50	07/01/40	57,937	55,427
FNMA	AA+	4.50	07/01/42	73,687	72,768
FNMA	AA+	4.50	04/01/44	15,049	14,825
FNMA	AA+	4.50	11/01/47	18,635	18,358
FNMA	AA+	4.50	11/01/47	16,040	15,998
FNMA	AA+	4.50	11/01/47	22,113	21,700
FNMA	AA+	4.50	02/01/49	13,925	13,635
FNMA	AA+	4.50	05/01/50	148,440	144,391
FNMA	AA+	4.81	09/01/29	99,512	99,339
FNMA	AA+	5.00	10/01/25	13,799	13,662
FNMA	AA+	5.00	08/01/37	36,404	36,663
FNMA	AA+	5.00	06/01/52	458,792	450,050
FNMA	AA+	5.50	09/01/25	12,548	12,490
FNMA	AA+	5.50	05/01/38	42,821	43,843
FNMA	AA+	6.00	03/01/36	9,520	9,660
FNMA	AA+	6.00	04/01/37	7,686	7,782
FNMA	AA+	6.00	12/01/37	16,402	17,005
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	21,030	19,254
FRESB Multifamily Mortgage	AA+	3.61	10/25/28	13,067	12,303
GNMA (3)	AA+	2.50	10/20/51	91,543	77,477
GNMA (3)	AA+	3.00	07/16/36	31,921	29,101
GNMA (3)	AA+	3.00	01/15/46	49,961	44,996
GNMA (3)	AA+	3.00	03/15/46	64,951	58,497
GNMA (3)	AA+	3.00	07/15/46	82,699	74,479
GNMA (3)	AA+	3.00	02/20/47	22,635	20,224
GNMA (3)	AA+	3.00	10/20/51	96,765	84,537
GNMA (3)	AA+	3.50	02/20/42	8,608	7,881
GNMA (3)	AA+	3.50	07/15/42	22,084	20,829

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	3.50	03/20/45	$18,691	$16,888
GNMA (3)	AA+	3.50	05/20/45	25,596	23,986
GNMA (3)	AA+	4.00	04/15/24	11,745	11,643
GNMA (3)	AA+	4.00	01/20/41	16,554	15,971
GNMA (3)	AA+	4.00	08/15/41	11,723	11,408
GNMA (3)	AA+	4.00	12/15/41	18,939	18,424
GNMA (3)	AA+	4.00	08/20/42	7,537	7,318
GNMA (3)	AA+	4.50	10/15/40	28,771	28,419
GNMA (3)	AA+	5.00	06/20/39	11,007	10,823
GNMA (3)	AA+	5.50	01/15/36	31,016	31,135

					10,829,414

CORPORATE DEBT (21.3%)
COMMUNICATION SERVICES (1.5%)
AT&T, Inc.	BBB	2.75	06/01/31	85,000	71,719
Comcast Corp.	A-	3.40	04/01/30	160,000	147,009
T-Mobile USA, Inc.	BBB	3.38	04/15/29	85,000	76,759
Verizon Communications, Inc.	BBB+	4.02	12/03/29	60,000	56,177
Warnermedia Hldgs., Inc.	BBB-	4.28	03/15/32	90,000	79,819
Warnermedia Hldgs., Inc.	BBB-	6.41	03/15/26	50,000	50,041

					481,524

CONSUMER DISCRETIONARY (1.8%)
Amazon.com, Inc.	AA	1.20	06/03/27	80,000	70,192
AutoZone, Inc.	BBB	3.25	04/15/25	115,000	110,060
AutoZone, Inc.	BBB	3.75	04/18/29	35,000	32,358
Best Buy Co., Inc.	BBB+	1.95	10/01/30	65,000	52,359
Brunswick Corp.	BBB-	2.40	08/18/31	140,000	107,324
General Motors Financial Co., Inc.	BBB	6.05	10/10/25	50,000	50,087
Harman International Industries, Inc.	A	4.15	05/15/25	105,000	101,933
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	30,000	29,205
Whirlpool Corp.	BBB	3.70	05/01/25	40,000	38,699

					592,217

CONSUMER STAPLES (0.5%)
Bunge Ltd. Finance Corp.	BBB+	2.75	05/14/31	60,000	50,366
Hormel Foods Corp.	A-	1.80	06/11/30	60,000	50,077
Sysco Corp.	BBB	3.75	10/01/25	75,000	72,521

					172,964

ENERGY (0.7%)
Devon Energy Corp.	BBB	5.85	12/15/25	50,000	50,379
Energy Transfer LP	BBB-	5.55	02/15/28	30,000	29,916
Kinder Morgan Energy Partners LP	BBB	4.30	05/01/24	105,000	103,582
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	BBB-	5.50	03/01/30	60,000	57,742

					241,619

FINANCIALS (8.2%)
Aflac, Inc.	A-	1.13	03/15/26	85,000	76,074
Alleghany Corp.	AA	3.63	05/15/30	85,000	78,904
Allstate Corp.	A-	0.75	12/15/25	30,000	26,868
American Express Co.	BBB	3.63	12/05/24	105,000	101,982
Bank of America Corp.	A-	2.97	02/04/33	185,000	154,221
Bank of America Corp.	A-	3.37	01/23/26	60,000	57,487
Bank of America Corp.	BBB+	3.95	04/21/25	105,000	101,681
Block Financial LLC	BBB	5.25	10/01/25	65,000	63,571
Capital One Financial Corp.	BBB	4.93	05/10/28	60,000	56,929

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
Citigroup, Inc.	BBB+	3.79	03/17/33	$105,000	$92,768
Citigroup, Inc.	BBB	3.88	03/26/25	105,000	101,399
Fairfax U.S., Inc.†	BBB	4.88	08/13/24	75,000	73,524
Fifth Third Bancorp	BBB	4.30	01/16/24	105,000	103,581
Goldman Sachs Group, Inc.	BBB+	2.60	02/07/30	160,000	136,268
JPMorgan Chase & Co.	A-	1.47	09/22/27	75,000	66,212
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	95,000	92,748
JPMorgan Chase & Co.	A-	5.35	06/01/34	90,000	90,717
JPMorgan Chase & Co.	BBB+	5.72	09/14/33	140,000	142,029
Kemper Corp.	BBB-	3.80	02/23/32	85,000	70,205
Kemper Corp.	BBB-	4.35	02/15/25	40,000	38,494
Lincoln National Corp.	BBB+	4.00	09/01/23	85,000	84,552
Mercury General Corp.	BBB	4.40	03/15/27	65,000	61,474
Morgan Stanley	A-	2.70	01/22/31	160,000	136,079
Old Republic International Corp.	BBB+	3.88	08/26/26	105,000	98,783
Reinsurance Group of America, Inc.	A	4.70	09/15/23	20,000	19,951
Signet UK Finance PLC	BB-	4.70	06/15/24	105,000	101,902
Stifel Financial Corp.	BBB-	4.25	07/18/24	70,000	68,522
Synchrony Financial	BBB-	3.70	08/04/26	55,000	49,350
Truist Financial Corp.	A-	4.87	01/26/29	70,000	67,282
Voya Financial, Inc.	BBB+	3.65	06/15/26	105,000	99,036
Wells Fargo & Co.	BBB+	3.35	03/02/33	160,000	136,937
Wells Fargo & Co.	BBB+	3.53	03/24/28	60,000	56,001

					2,705,531

HEALTH CARE (2.6%)
AbbVie, Inc.	BBB+	4.25	11/14/28	160,000	155,194
Amgen, Inc.	BBB+	5.25	03/02/33	50,000	50,064
Baxter International, Inc.	BBB	2.54	02/01/32	55,000	44,551
CVS Health Corp.	BBB	3.75	04/01/30	175,000	160,523
Elevance Health, Inc.	A	2.88	09/15/29	135,000	118,963
Evernorth Health, Inc.	A-	3.50	06/15/24	40,000	39,069
Humana, Inc.	BBB+	3.85	10/01/24	65,000	63,478
Merck & Co., Inc.	A+	2.15	12/10/31	130,000	107,710
Thermo Fisher Scientific, Inc.	A-	2.00	10/15/31	160,000	130,534

					870,086

INDUSTRIALS (1.0%)
Boeing Co.	BBB-	4.88	05/01/25	90,000	88,721
Hexcel Corp.	BB+	4.95	08/15/25	80,000	78,020
Verisk Analytics, Inc.	BBB	4.00	06/15/25	175,000	169,830

					336,571

INFORMATION TECHNOLOGY (2.7%)
Apple, Inc.	AA+	2.05	09/11/26	140,000	129,008
Applied Materials, Inc.	A	3.90	10/01/25	135,000	132,003
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	20,000	19,203
Intel Corp.	A	5.20	02/10/33	85,000	85,806
Keysight Technologies, Inc.	BBB	4.55	10/30/24	105,000	103,221
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	20,000	19,527
Oracle Corp.	BBB	4.90	02/06/33	80,000	77,656
PayPal Hldgs., Inc.	A-	2.65	10/01/26	175,000	162,601
QUALCOMM, Inc.	A	4.25	05/20/32	35,000	34,082
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	175,000	146,142

					909,249

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2023 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
MATERIALS (0.9%)
AptarGroup, Inc.	BBB-	3.60	03/15/32	$85,000	$72,917
Eagle Materials, Inc.	BBB	2.50	07/01/31	163,000	132,939
Sherwin-Williams Co.	BBB	3.95	01/15/26	105,000	101,668

					307,524

REAL ESTATE (1.0%)
Alexandria Real Estate Equities, Inc.	BBB+	4.75	04/15/35	15,000	13,918
Boston Properties LP	BBB+	3.25	01/30/31	150,000	122,212
Boston Properties LP	BBB+	6.50	01/15/34	30,000	30,189
Healthpeak OP LLC	BBB+	3.40	02/01/25	80,000	76,856
Prologis LP	A	1.75	07/01/30	70,000	56,238
Realty Income Corp.	A-	4.85	03/15/30	35,000	33,834

					333,247

UTILITIES (0.4%)
National Fuel Gas Co.	BBB-	5.20	07/15/25	40,000	39,182
NextEra Energy Capital Hldgs., Inc.	BBB+	3.55	05/01/27	95,000	89,489

					128,671

TOTAL CORPORATE DEBT					7,079,203

TOTAL LONG-TERM DEBT SECURITIES (Cost: $36,630,031) 96.9%					32,134,830

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (2.1%)
Cargill Global Funding PLC†	A-1	5.00	07/03/23	700,000	699,806

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $699,806) 2.1%					699,806

TEMPORARY CASH INVESTMENT (0.3%)
JP Morgan Chase, New York Time Deposit		4.32	07/03/23	76,464	76,464

TOTAL TEMPORARY CASH INVESTMENT (Cost: $76,464) 0.3%					76,464

TOTAL INVESTMENTS (Cost: $37,406,301) 99.3%					32,911,100

OTHER NET ASSETS 0.7%					246,416

NET ASSETS 100.0%					$33,157,516

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2023 (Unaudited)

Abbreviations:	FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation.

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the aggregate values of these securities and their percentages of the respective Portfolios’ net assets were as follows:

Portfolio	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX PORTFOLIO	$1,399,613	1.2%
MID-CAP EQUITY INDEX PORTFOLIO	$799,779	1.6%
INTERNATIONAL PORTFOLIO	$212,931	1.4%
MONEY MARKET PORTFOLIO	$11,817,392	32.0%
MID-TERM BOND PORTFOLIO	$90,924	0.4%
BOND PORTFOLIO	$773,330	2.3%

††	Level 3 Security (see Note 1).

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Portfolios as of June 30, 2023, was as follows:

Portfolio	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Notional Value	Value/ Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX PORTFOLIO	4	E-mini S&P 500 Stock Index	P	September 2023	$897,650	$27,840	0.8%
MID-CAP EQUITY INDEX PORTFOLIO	2	E-mini S&P MidCap 400 Stock Index	P	September 2023	$528,820	$15,350	1.1%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
ASSETS
Investments at fair value

(Cost:  Equity Index Portfolio — $95,207,556

All America Portfolio — $13,121,656

Small Cap Value Portfolio — $9,906,911

Small Cap Growth Portfolio — $10,161,758

Small Cap Equity Index Portfolio — $7,433,346

Mid Cap Value Portfolio — $4,310,260

Mid Cap Equity Index Portfolio — $44,851,980

International Portfolio — $15,712,056

Retirement Income Portfolio — $3,740,899

2015 Retirement Portfolio — $5,353,484

2020 Retirement Portfolio — $14,093,973

2025 Retirement Portfolio — $22,938,440)

(Notes 1 and 3)	$119,619,007	$15,991,920	$9,217,924	$11,017,156	$7,207,965
Cash	1,261	50,224	1,223	857	9,740
Interest and dividends receivable	75,809	11,679	7,822	4,831	7,834
Receivable for securities sold	23,075	42,096	181,525	100,928	—
Receivable for daily variation on future contracts	10,500	—	—	—	—
Shareholder subscriptions receivable	88,198	—	2,496	1,447	835
Due from the Adviser	193,964	27,090	29,105	29,901	21,415

TOTAL ASSETS	120,011,814	16,123,009	9,440,095	11,155,120	7,247,789

LIABILITIES
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	2,155	43,784	138,717	132,091	4,255
Shareholder redemptions payable	4,077	985	8	—	16,606
Payable to the Adviser	7,173	5,136	5,612	6,600	434
Accrued expenses	252,144	44,440	32,894	34,753	26,991

TOTAL LIABILITIES	265,549	94,345	177,231	173,444	48,286

NET ASSETS	$119,746,265	$16,028,664	$9,262,864	$10,981,676	$7,199,503

NUMBER OF SHARES OUTSTANDING (Note 4)	1,824,202	517,889	587,353	721,484	744,742

NET ASSET VALUES, offering and redemption price per share	$65.64	$30.95	$15.77	$15.22	$9.67

COMPONENTS OF NET ASSETS
Paid-in capital	$91,667,248	$12,720,173	$9,577,326	$10,676,136	$7,599,655
Total Distributable Earnings (Loss) (Notes 1 and 5)	28,079,017	3,308,491	(314,462)	305,540	(400,152)

NET ASSETS	$119,746,265	$16,028,664	$9,262,864	$10,981,676	$7,199,503

(a)	The Retirement and Allocation Portfolios are invested in affiliated investment companies of Mutual of America Variable Insurance Portfolios.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio		2015 Retirement Portfolio		2020 Retirement Portfolio		2025 Retirement Portfolio

$4,204,586	$49,896,508	$15,428,799	$3,572,570	(a)	$5,396,608	(a)	$14,189,249	(a)	$22,103,138	(a)
628	2,679	2,029	—		—		—		—
4,810	55,980	76,431	—		—		—		—
—	523	—	—		—		—		—
—	9,540	—	—		—		—		—
1,047	8,155	11,584	—		—		—		—
17,773	84,786	35,396	17,973		16,786		16,782		22,523

4,228,844	50,058,171	15,554,239	3,590,543		5,413,394		14,206,031		22,125,661

—	—	256	—		—		—		—
—	11,306	—	—		—		—		—
14,982	1,320	73	—		—		—		—
1,870	2,978	937	151		220		578		894
18,420	120,626	43,253	10,797		10,587		12,171		14,331

35,272	136,230	44,519	10,948		10,807		12,749		15,225

$4,193,572	$49,921,941	$15,509,720	$3,579,595		$5,402,587		$14,193,282		$22,110,436

215,790	1,827,228	1,704,578	296,771		499,868		1,090,256		1,461,028

$19.43	$27.32	$9.10	$12.06		$10.81		$13.02		$15.13

$4,155,841	$42,873,621	$15,436,366	$3,891,954		$5,256,065		$13,521,963		$20,484,940
37,731	7,048,320	73,354	(312,359)		146,522		671,319		1,625,496

$4,193,572	$49,921,941	$15,509,720	$3,579,595		$5,402,587		$14,193,282		$22,110,436

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

June 30, 2023 (Unaudited)

	2030 Retirement Portfolio		2035 Retirement Portfolio		2040 Retirement Portfolio		2045 Retirement Portfolio		2050 Retirement Portfolio
ASSETS
Investments at fair value

(Cost:  2030 Retirement Portfolio — $16,042,978

2035 Retirement Portfolio — $9,256,856

2040 Retirement Portfolio — $7,844,147

2045 Retirement Portfolio — $4,339,041

2050 Retirement Portfolio — $4,582,441

2055 Retirement Portfolio — $1,116,937

2060 Retirement Portfolio — $808,233

Conservative Allocation Portfolio — $8,077,548

Moderate Allocation Portfolio — $19,544,948

Aggressive Allocation Portfolio — $4,490,850

Money Market Portfolio — $36,873,053

Mid Term Bond Portfolio — $21,938,914

Bond Portfolio — $37,406,301)

(Notes 1 and 3)	$16,269,314	(a)	$9,728,780	(a)	$8,143,646	(a)	$4,638,435	(a)	$4,743,068	(a)
Cash	—		—		—		—		—
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Receivable for daily variation on future contracts	—		—		—		—		—
Shareholder subscriptions receivable	—		—		—		—		—
Due from the Adviser	20,989		20,052		19,629		15,199		17,741

TOTAL ASSETS	16,290,303		9,748,832		8,163,275		4,653,634		4,760,809

LIABILITIES
Due to custodian bank	—		—		—		—		—
Payable for securities purchased	—		—		—		—		—
Shareholder redemptions payable	—		—		—		—		—
Payable to the Adviser	656		388		327		184		190
Accrued expenses	10,298		9,028		9,304		3,267		7,174

TOTAL LIABILITIES	10,954		9,416		9,631		3,451		7,364

NET ASSETS	$16,279,349		$9,739,416		$8,153,644		$4,650,183		$4,753,445

NUMBER OF SHARES OUTSTANDING (Note 4)	956,459		560,045		460,993		261,521		225,928

NET ASSET VALUES, offering and redemption price per share	$17.02		$17.39		$17.69		$17.78		$21.04

COMPONENTS OF NET ASSETS
Paid-in capital	$14,950,731		$8,766,484		$7,073,922		$4,076,469		$4,171,224
Total Distributable Earnings (Loss) (Notes 1 and 5)	1,328,618		972,932		1,079,722		573,714		582,221

NET ASSETS	$16,279,349		$9,739,416		$8,153,644		$4,650,183		$4,753,445

(a)	The Retirement and Allocation Portfolios are invested in affiliated investment companies of Mutual of America Variable Insurance Portfolios.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Portfolio		2060 Retirement Portfolio		Conservative Allocation Portfolio		Moderate Allocation Portfolio		Aggressive Allocation Portfolio		Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio

$1,158,228	(a)	$807,358	(a)	$7,964,424	(a)	$20,504,875	(a)	$4,855,052	(a)	$36,873,053	$20,378,322	$32,911,100
—		—		98		98		98		16,085	254	1,614
—		—		—		—		—		—	117,986	181,759
—		—		—		—		—		—	—	56,078
—		—		—		—		—		—	—	—
—		—		—		—		—		1,672	10,464	31,090
17,370		10,877		16,354		13,864		18,228		32,523	38,832	64,285

1,175,598		818,235		7,980,876		20,518,837		4,873,378		36,923,333	20,545,858	33,245,926

—		18		—		—		—		—	—	—
—		—		—		—		—		—	—	—
—		—		—		—		—		548	466	249
46		33		—		—		—		4,490	6,758	2,206
7,518		3,953		11,480		12,375		10,188		43,765	49,716	85,955

7,564		4,004		11,480		12,375		10,188		48,803	56,940	88,410

$1,168,034		$814,231		$7,969,396		$20,506,462		$4,863,190		$36,874,530	$20,488,918	$33,157,516

68,497		56,693		609,812		1,182,231		234,052		2,913,980	2,052,338	2,501,745

$17.05		$14.36		$13.07		$17.35		$20.78		$12.654	$9.98	$13.25

$1,080,518		$770,626		$7,894,675		$18,502,133		$4,216,433		$36,084,661	$21,944,628	$37,596,514
87,516		43,605		74,721		2,004,329		646,757		789,869	(1,455,710)	(4,438,998)

$1,168,034		$814,231		$7,969,396		$20,506,462		$4,863,190		$36,874,530	$20,488,918	$33,157,516

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

	Equity Index Portfolio		All America Portfolio		Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends (Notes 1 and 3)	$909,851	(a)	$124,833	(a)	$117,079	$29,415 (a)	$61,998 (a)
Interest	32,697		4,168		6,485	4,381	142

Total investment income	942,548		129,001		123,564	33,796	62,140

EXPENSES
Investment advisory fees (Note 2)	40,589		29,993		35,333	39,213	2,653

Other operating expenses (Note 2)
Fund administration expenses	190,757		35,925		26,964	28,346	22,142
Shareholders reports	3,841		4,006		3,570	3,549	3,838
Custodian expenses	3,685		1,994		454	1,130	4,006
Transfer agent fees	10,365		2,265		1,273	1,409	990
Independent directors’ fees and expenses	648		337		318	325	302
Professional fees	21,816		19,819		19,819	19,819	21,862
Legal and Compliance	38,294		9,350		3,740	4,000	4,990
Administrative	117,025		18,696		11,160	11,347	8,974
Licenses	10,331		1,964		—	—	743
Fees and registration	1,081		87		200	219	69
Miscellaneous fees	4,815		1,530		1,280	1,461	1,211

Total operating expenses	402,658		95,973		68,778	71,605	69,127

Total expenses before reimbursement	443,247		125,966		104,111	110,818	71,780
Fee waiver and expense reimbursement (Note 2)	(351,297)		(86,208)		(64,614)	(66,897)	(65,613)

Net expenses	91,950		39,758		39,497	43,921	6,167

Net Investment Income (Loss)	850,598		89,243		84,067	(10,125)	55,973

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (Note 1)
Net realized gain (loss) on:
Investment securities (Notes 1 and 3)	273,717		54,523		72,069	(18,761)	(60,231)
Futures contracts (Note 1)	39,191		—		—	—	—
Foreign currency translations	—		—		—	—	—

	312,908		54,523		72,069	(18,761)	(60,231)

Change in net unrealized appreciation (depreciation) of:
Investment securities (Notes 1 and 3)	15,781,588		1,705,648		179,525	1,318,793	430,646
Futures contracts (Note 1)	76,428		—		—	—	—
Foreign currency translations	—		—		—	—	—

	15,858,016		1,705,648		179,525	1,318,793	430,646

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	16,170,924		1,760,171		251,594	1,300,032	370,415

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,021,522		$1,849,414		$335,661	$1,289,907	$426,388

(a)	Net of foreign taxes as follows:

Equity Index Portfolio	$310
All America Portfolio	175
Small Cap Growth Portfolio	17
Small Cap Equity Index Portfolio	59
Mid-Cap Equity Index Portfolio	258
International Portfolio	48,977

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio	2020 Retirement Portfolio	2025 Retirement Portfolio

$42,859	$415,867 (a)	$389,495 (a)	$—	$—	$—	$—
2,966	20,992	8,480	—	—	—	—

45,825	436,859	397,975	—	—	—	—

11,534	18,143	5,555	973	1,310	3,546	5,351

17,145	90,986	32,438	10,623	10,641	10,812	10,953
3,573	3,722	3,648	3,522	3,571	3,571	3,568
425	3,197	1,961	1,519	1,488	2,136	3,272
718	5,322	328	759	840	2,174	3,357
296	455	329	281	281	281	281
19,530	21,611	22,103	16,723	16,612	16,612	16,612
2,298	22,069	—	573	981	1,990	2,315
5,647	56,823	12,743	162	177	479	737
—	4,722	—	—	—	—	—
27	917	477	97	—	131	470
978	3,188	1,148	746	704	397	55

50,637	213,012	75,175	35,005	35,295	38,583	41,620

62,171	231,155	80,730	35,978	36,605	42,129	46,971
(48,196)	(190,553)	(68,693)	(33,993)	(34,056)	(34,803)	(37,292)

13,975	40,602	12,037	1,985	2,549	7,326	9,679

31,850	396,257	385,938	(1,985)	(2,549)	(7,326)	(9,679)

(1,553)	(77,453)	1,880	(69,810)	(755)	133,076	1,527,147
—	(701)	—	—	—	—	—
—	—	(1,628)	—	—	—	—

(1,553)	(78,154)	252	(69,810)	(755)	133,076	1,527,147

140,104	3,697,574	1,135,924	283,733	300,084	784,531	104,901
—	32,590	—	—	—	—	—
—	—	603	—	—	—	—

140,104	3,730,164	1,136,527	283,733	300,084	784,531	104,901

138,551	3,652,010	1,136,779	213,923	299,329	917,607	1,632,048

$170,401	$4,048,267	$1,522,717	$211,938	$296,780	$910,281	$1,622,369

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF OPERATIONS (Continued)

For the Six Months Ended June 30, 2023 (Unaudited)

	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio	2045 Retirement Portfolio	2050 Retirement Portfolio
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends (Notes 1 and 3)	$—	$—	$—	$—	$—
Interest	—	—	—	—	—

Total investment income	—	—	—	—	—

EXPENSES
Investment advisory fees (Note 2)	3,833	2,182	1,894	1,058	1,088

Other operating expenses (Note 2)
Fund administration expenses	9,307	7,606	8,069	5,635	6,786
Shareholders reports	3,832	3,832	3,832	4,561	3,832
Custodian expenses	2,103	2,997	1,806	2,190	1,567
Transfer agent fees	2,202	1,190	1,019	657	584
Independent directors’ fees and expenses	310	310	310	310	309
Professional fees	16,657	16,659	16,659	19,293	16,659
Legal and Compliance	—	—	—	—	—
Administrative	—	—	—	—	—
Licenses	—	—	—	—	—
Fees and registration	507	413	357	—	—
Miscellaneous fees	1,059	994	990	957	957

Total operating expenses	35,977	34,001	33,042	33,603	30,694

Total expenses before reimbursement	39,810	36,183	34,936	34,661	31,782
Fee waiver and expense reimbursement (Note 2)	(32,830)	(31,891)	(31,232)	(32,589)	(29,651)

Net expenses	6,980	4,292	3,704	2,072	2,131

Net Investment Income (Loss)	(6,980)	(4,292)	(3,704)	(2,072)	(2,131)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (Note 1)
Net realized gain (loss) on:
Investment securities (Notes 1 and 3)	186,425	22,368	57,453	23,712	144,300
Futures contracts (Note 1)	—	—	—	—	—
Foreign currency translations	—	—	—	—	—

	186,425	22,368	57,453	23,712	144,300

Change in net unrealized appreciation (depreciation) of:
Investment securities (Notes 1 and 3)	1,118,788	838,370	752,934 (c)	450,156	348,790
Futures contracts (Note 1)	—	—	—	—	—
Foreign currency translations	—	—	—	—	—

	1,118,788	838,370	752,934	450,156	348,790

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	1,305,213	860,738	810,387	473,868	493,090

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,298,233	$856,446	$806,683	$471,796	$490,959

The accompanying notes are an integral part of these financial statements.

2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	820,813	236,801	432,763

—	—	—	—	—	820,813	236,801	432,763

257	194	—	—	—	26,018	41,357	64,161

7,155	6,909	10,702	10,548	10,614	55,142	46,059	72,297
3,830	3,147	3,543	3,541	3,542	3,503	3,608	3,759
1,570	1,125	1,398	2,003	1,767	845	438	646
164	124	1,358	3,002	668	1,598	716	1,316
309	310	281	281	281	307	350	403
16,659	14,638	16,723	16,723	16,723	18,598	23,076	23,076
—	—	1,693	3,710	78	7,871	—	465
—	275	294	657	142	41,771	23,982	35,600
—	—	—	—	—	—	—	—
34	87	48	57	39	194	343	755
930	851	601	177	768	914	2,486	1,822

30,651	27,466	36,641	40,699	34,622	130,743	101,058	140,139

30,908	27,660	36,641	40,699	34,622	156,761	142,415	204,300
(30,268)	(27,337)	(34,767)	(36,054)	(33,540)	(116,076)	(92,430)	(125,250)

640	323	1,874	4,645	1,082	40,685	49,985	79,050

(640)	(323)	(1,874)	(4,645)	(1,082)	780,128	186,816	353,713

5,809	(406,497)	(29,383)	42,626	15,866	2,908	(195,178)	(288,526)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

5,809	(406,497)	(29,383)	42,626	15,866	2,908	(195,178)	(288,526)

111,099	494,692	554,063	1,734,466	460,252	—	260,082	564,788
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

111,099	494,692	554,063	1,734,466	460,252	—	260,082	564,788

116,908	88,195	524,680	1,777,092	476,118	2,908	64,904	276,262

$116,268	$87,872	$522,806	$1,772,447	$475,036	$783,036	$251,720	$629,975

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Portfolio		All America Portfolio
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$850,598	$1,618,840	$89,243	$170,681
Net realized gain (loss) on investments, futures contracts and foreign currency translations	312,908	1,179,061	54,523	227,127
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	15,858,016	(25,340,325)	1,705,648	(3,567,296)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,021,522	(22,542,424)	1,849,414	(3,169,488)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	—	(4,578,108)	—	(934,576)

Total distributions	—	(4,578,108)	—	(934,576)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	6,218,301	14,815,819	131,253	702,722
Dividends reinvested	—	4,578,108	—	934,576
Cost of shares redeemed	(5,634,195)	(14,015,144)	(463,128)	(939,124)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	584,106	5,378,783	(331,875)	698,174

INCREASE (DECREASE) IN NET ASSETS	17,605,628	(21,741,749)	1,517,539	(3,405,890)

NET ASSETS, BEGINNING OF PERIOD	102,140,637	123,882,386	14,511,125	17,917,015

NET ASSETS, END OF PERIOD	$119,746,265	$102,140,637	$16,028,664	$14,511,125

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	1,815,565	1,720,549	529,565	502,377

Shares sold	103,019	234,693	4,529	22,638
Shares issued as reinvestment of dividends	—	83,756	—	35,029
Shares redeemed	(94,382)	(223,433)	(16,205)	(30,479)

Net Increase (decrease)	8,637	95,016	(11,676)	27,188

Shares outstanding at the end of period	1,824,202	1,815,565	517,889	529,565

The accompanying notes are an integral part of these financial statements.

Small Cap Value Portfolio		Small Cap Growth Portfolio		Small Cap Equity Index Portfolio		Mid Cap Value Portfolio
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$84,067	$130,377	$(10,125)	$(3,621)	$55,973	$106,520	$31,850	$64,726

72,069	135,175	(18,761)	(481,201)	(60,231)	269,704	(1,553)	60,805

179,525	(1,490,390)	1,318,793	(3,826,331)	430,646	(1,637,338)	140,104	(684,021)

335,661	(1,224,838)	1,289,907	(4,311,153)	426,388	(1,261,114)	170,401	(558,490)

—	(1,191,596)	—	(2,037,474)	—	(526,589)	—	(247,806)

—	(1,191,596)	—	(2,037,474)	—	(526,589)	—	(247,806)

155,975	2,030,587	469,024	889,613	447,061	2,034,063	314,802	2,180,022
—	1,191,596	—	2,037,474	—	526,589	—	247,806
(1,277,473)	(2,693,297)	(835,212)	(2,135,987)	(697,161)	(1,336,833)	(863,062)	(982,500)

(1,121,498)	528,886	(366,188)	791,100	(250,100)	1,223,819	(548,260)	1,445,328

(785,837)	(1,887,548)	923,719	(5,557,527)	176,288	(563,884)	(377,859)	639,032

10,048,701	11,936,249	10,057,957	15,615,484	7,023,215	7,587,099	4,571,431	3,932,399

$9,262,864	$10,048,701	$10,981,676	$10,057,957	$7,199,503	$7,023,215	$4,193,572	$4,571,431

660,378	626,045	747,164	676,788	770,315	643,592	243,656	175,973

10,175	115,923	32,519	51,124	48,683	196,415	16,591	101,745
—	79,919	—	150,924	—	57,960	—	13,852
(83,200)	(161,509)	(58,199)	(131,672)	(74,256)	(127,652)	(44,457)	(47,914)

(73,025)	34,333	(25,680)	70,376	(25,573)	126,723	(27,866)	67,683

587,353	660,378	721,484	747,164	744,742	770,315	215,790	243,656

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid-Cap Equity Index Portfolio		International Portfolio
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$396,257	$819,499	$385,938	$574,785
Net realized gain (loss) on investments, futures contracts and foreign currency translations	(78,154)	1,312,137	252	(603,132)
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	3,730,164	(10,061,557)	1,136,527	(1,661,350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,048,267	(7,929,921)	1,522,717	(1,689,697)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	—	(3,610,022)	—	(1,714,903)

Total distributions	—	(3,610,022)	—	(1,714,903)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	1,656,771	3,259,162	925,603	2,389,920
Dividends reinvested	—	3,610,022	—	1,714,903
Cost of shares redeemed	(3,346,894)	(7,190,733)	(1,068,864)	(1,977,090)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(1,690,123)	(321,549)	(143,261)	2,127,733

INCREASE (DECREASE) IN NET ASSETS	2,358,144	(11,861,492)	1,379,456	(1,276,867)
NET ASSETS, BEGINNING OF PERIOD	47,563,797	59,425,289	14,130,264	15,407,131

NET ASSETS, END OF PERIOD	$49,921,941	$47,563,797	$15,509,720	$14,130,264

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	1,892,386	1,898,109	1,721,302	1,441,403

Shares sold	63,041	118,335	105,391	264,505
Shares issued as reinvestment of dividends	—	150,606	—	241,536
Shares redeemed	(128,199)	(274,664)	(122,115)	(226,142)

Net Increase (decrease)	(65,158)	(5,723)	(16,724)	279,899

Shares outstanding at the end of period	1,827,228	1,892,386	1,704,578	1,721,302

The accompanying notes are an integral part of these financial statements.

Retirement Income Portfolio		2015 Retirement Portfolio		2020 Retirement Portfolio		2025 Retirement Portfolio
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$(1,985)	$54,376	$(2,549)	$64,151	$(7,326)	$182,313	$(9,679)	$298,164

(69,810)	(125,086)	(755)	47,523	133,076	345,318	1,527,147	812,275

283,733	(529,706)	300,084	(861,031)	784,531	(2,630,839)	104,901	(4,658,677)

211,938	(600,416)	296,780	(749,357)	910,281	(2,103,208)	1,622,369	(3,548,238)

—	(309,082)	—	(269,892)	—	(849,948)	—	(886,214)

—	(309,082)	—	(269,892)	—	(849,948)	—	(886,214)

19,655	507,893	62,041	212,685	124,570	1,390,496	876,668	1,534,745
—	309,082	—	269,892	—	849,948	—	886,214
(1,373,514)	(528,023)	(128,728)	(651,616)	(1,056,338)	(1,319,441)	(1,934,232)	(2,255,448)

(1,353,859)	288,952	(66,687)	(169,039)	(931,768)	921,003	(1,057,564)	165,511

(1,141,921)	(620,546)	230,093	(1,188,288)	(21,487)	(2,032,153)	564,805	(4,268,941)
4,721,516	5,342,062	5,172,494	6,360,782	14,214,769	16,246,922	21,545,631	25,814,572

$3,579,595	$4,721,516	$5,402,587	$5,172,494	$14,193,282	$14,214,769	$22,110,436	$21,545,631

411,505	387,161	506,218	519,947	1,164,069	1,086,595	1,534,214	1,520,096

1,660	40,201	5,876	18,299	9,883	100,850	59,800	99,910
—	27,820	—	27,428	—	72,894	—	66,683
(116,394)	(43,677)	(12,226)	(59,456)	(83,696)	(96,270)	(132,986)	(152,475)

(114,734)	24,344	(6,350)	(13,729)	(73,813)	77,474	(73,186)	14,118

296,771	411,505	499,868	506,218	1,090,256	1,164,069	1,461,028	1,534,214

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2030 Retirement Portfolio		2035 Retirement Portfolio
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(6,980)	$197,598	$(4,292)	$111,389
Net realized gain (loss) on investments, futures contracts and foreign currency translations	186,425	922,263	22,368	411,433
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	1,118,788	(3,593,692)	838,370	(1,856,844)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,298,233	(2,473,831)	856,446	(1,334,022)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	—	(186,415)	—	(305,716)

Total distributions	—	(186,415)	—	(305,716)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	1,058,817	2,152,652	958,390	1,521,127
Dividends reinvested	—	186,415	—	305,716
Cost of shares redeemed	(674,864)	(1,760,362)	(9,707)	(742,861)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	383,953	578,705	948,683	1,083,982

INCREASE (DECREASE) IN NET ASSETS	1,682,186	(2,081,541)	1,805,129	(555,756)
NET ASSETS, BEGINNING OF PERIOD	14,597,163	16,678,704	7,934,287	8,490,043

NET ASSETS, END OF PERIOD	$16,279,349	$14,597,163	$9,739,416	$7,934,287

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	933,418	898,476	502,809	437,126

Shares sold	64,676	130,763	57,832	88,547
Shares issued as reinvestment of dividends	—	12,690	—	20,796
Shares redeemed	(41,635)	(108,511)	(596)	(43,660)

Net Increase (decrease)	23,041	34,942	57,236	65,683

Shares outstanding at the end of period	956,459	933,418	560,045	502,809

The accompanying notes are an integral part of these financial statements.

2040 Retirement Portfolio		2045 Retirement Portfolio		2050 Retirement Portfolio		2055 Retirement Portfolio
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$(3,704)	$99,412	$(2,072)	$53,925	$(2,131)	$55,338	$(640)	$12,373

57,453	700,124	23,712	219,765	144,300	249,778	5,809	57,343
752,934	(1,946,548)	450,156	(921,151)	348,790	(925,727)	111,099	(212,380)

806,683	(1,147,012)	471,796	(647,461)	490,959	(620,611)	116,268	(142,664)

—	(274,532)	—	(127,417)	—	(247,625)	—	(10,350)

—	(274,532)	—	(127,417)	—	(247,625)	—	(10,350)

487,634	1,705,407	394,201	856,987	403,131	867,618	134,072	194,560
—	274,532	—	127,417	—	247,625	—	10,350
(185,393)	(1,684,275)	(114,238)	(319,992)	(114,234)	(262,274)	(5,832)	(27,642)

302,241	295,664	279,963	664,412	288,897	852,969	128,240	177,268

1,108,924	(1,125,880)	751,759	(110,466)	779,856	(15,267)	244,508	24,254
7,044,720	8,170,600	3,898,424	4,008,890	3,973,589	3,988,856	923,526	899,272

$8,153,644	$7,044,720	$4,650,183	$3,898,424	$4,753,445	$3,973,589	$1,168,034	$923,526

442,973	415,674	244,935	205,380	211,307	167,012	60,626	49,382

29,057	97,002	23,347	50,077	20,493	42,642	8,222	12,106
—	18,650	—	8,674	—	14,289	—	738
(11,037)	(88,353)	(6,761)	(19,196)	(5,872)	(12,636)	(351)	(1,600)

18,020	27,299	16,586	39,555	14,621	44,295	7,871	11,244

460,993	442,973	261,521	244,935	225,928	211,307	68,497	60,626

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2060 Retirement Portfolio		Conservative Allocation Portfolio
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(323)	$8,719	$(1,874)	$110,946
Net realized gain (loss) on investments, futures contracts and foreign currency translations	(406,497)	447,702	(29,383)	151,551
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	494,692	(579,823)	554,063	(1,521,720)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,872	(123,402)	522,806	(1,259,223)

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	—	(5,758)	—	(564,444)

Total distributions	—	(5,758)	—	(564,444)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	103,345	258,046	91,822	1,188,901
Dividends reinvested	—	5,758	—	564,444
Cost of shares redeemed	(79,320)	(189,395)	(1,480,030)	(945,407)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	24,025	74,409	(1,388,208)	807,938

INCREASE (DECREASE) IN NET ASSETS	111,897	(54,751)	(865,402)	(1,015,729)
NET ASSETS, BEGINNING OF PERIOD	702,334	757,085	8,834,798	9,850,527

NET ASSETS, END OF PERIOD	$814,231	$702,334	$7,969,396	$8,834,798

OTHER INFORMATION (Note 4):
Shares outstanding at the beginning of period	54,799	49,700	720,550	656,990

Shares sold	7,668	19,330	7,214	87,180
Shares issued as reinvestment of dividends	—	489	—	48,080
Shares redeemed	(5,774)	(14,720)	(117,952)	(71,700)

Net Increase (decrease)	1,894	5,099	(110,738)	63,560

Shares outstanding at the end of period	56,693	54,799	609,812	720,550

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Portfolio		Aggressive Allocation Portfolio		Money Market Portfolio		Mid-Term Bond Portfolio		Bond Portfolio
For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022

$(4,645)	$278,731	$(1,082)	$60,774	$780,128	$300,020	$186,816	$229,733	$353,713	$582,821
42,626	794,480	15,866	272,333	2,908	(19)	(195,178)	(108,166)	(288,526)	(522,259)
1,734,466	(4,325,332)	460,252	(1,101,170)	—	—	260,082	(1,683,782)	564,788	(4,760,251)

1,772,447	(3,252,121)	475,036	(768,063)	783,036	300,001	251,720	(1,562,215)	629,975	(4,699,689)

—	(1,309,914)	—	(212,802)	—	(292,690)	—	(156,410)	—	(526,891)

—	(1,309,914)	—	(212,802)	—	(292,690)	—	(156,410)	—	(526,891)

203,319	1,534,522	225,755	477,189	3,388,909	27,785,265	934,349	3,982,850	2,387,585	4,535,144
—	1,309,914	—	212,802	—	292,690	—	156,410	—	526,891
(1,040,088)	(2,297,187)	(199,971)	(403,275)	(2,331,052)	(1,118,474)	(1,941,511)	(2,072,386)	(3,192,750)	(4,415,178)

(836,769)	547,249	25,784	286,716	1,057,857	26,959,481	(1,007,162)	2,066,874	(805,165)	646,857

935,678	(4,014,786)	500,820	(694,149)	1,840,893	26,966,792	(755,442)	348,249	(175,190)	(4,579,723)
19,570,784	23,585,570	4,362,370	5,056,519	35,033,637	8,066,845	21,244,360	20,896,111	33,332,706	37,912,429

$20,506,462	$19,570,784	$4,863,190	$4,362,370	$36,874,530	$35,033,637	$20,488,918	$21,244,360	$33,157,516	$33,332,706

1,232,866	1,190,092	232,751	216,316	2,831,130	655,221	2,153,673	1,941,203	2,564,081	2,515,539

12,255	85,802	11,365	24,177	269,668	2,242,686	92,902	400,683	178,470	329,217
—	87,796	—	12,223	—	23,680	—	16,041	—	41,163
(62,890)	(130,824)	(10,064)	(19,965)	(186,818)	(90,457)	(194,237)	(204,254)	(240,806)	(321,838)

(50,635)	42,774	1,301	16,435	82,850	2,175,909	(101,335)	212,470	(62,336)	48,542

1,182,231	1,232,866	234,052	232,751	2,913,980	2,831,130	2,052,338	2,153,673	2,501,745	2,564,081

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Portfolio share outstanding for the six months ended June 30, 2023, and the five years ended December 31, 2022 (or since the Portfolio’s inception date if in existence less than five years) and other supplementary data with respect to each Portfolio are presented below and in the pages following:

	Equity Index Portfolio						All America Portfolio
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
			2022	2021					2022	2021

Net Asset Value, Beginning of Period	$56.26		$72.00	$56.73	$48.89		$27.40		$35.66	$28.31	$24.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.46		0.89	0.82	0.84		0.18		0.33	0.31	0.33
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	8.92		(13.97)	15.26	7.00		3.37		(6.71)	7.34	3.38

Total From Investment Operations	9.38		(13.08)	16.08	7.84		3.55		(6.38)	7.65	3.71

Less Distributions
From Net Investment Income	—		(0.80)	(0.81)	—		—		(0.26)	(0.30)	—
From Net Realized Gains	—		(1.86)	—	—		—		(1.62)	—	—

Total Distributions	—		(2.66)	(0.81)	—		—		(1.88)	(0.30)	—

Net Asset Value, End of Period	$65.64		$56.26	$72.00	$56.73		$30.95		$27.40	$35.66	$28.31

Total Return (%)(f)	16.67	(b)	(18.06)	28.51	16.01	(b)	12.96	(b)	(17.73)	27.10	15.08	(b)

Net Assets, End of Period ($ millions)	119.70		102.1	123.9	97.8		16.0		14.5	17.9	14.7

Ratio of Net Income (Loss) to Average Net Assets (%)	1.57	(c)	1.50	1.29	1.80	(c)	1.19	(c)	1.10	0.89	1.42	(c)

Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.82	(c)	0.92	0.78	0.98	(c)	1.68	(c)	1.94	1.66	1.93	(c)

Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.17	(c)	0.14	0.13	0.14	(c)	0.53	(c)	0.52	0.52	0.52	(c)

Portfolio Turnover Rate (%)(a)	4.67	(b)	10.72	21.48	39.64	(b)	7.84	(b)	18.54	25.92	45.10	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Portfolio						Small Cap Growth Portfolio						Small Cap Equity Index Portfolio
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
		2022	2021					2022	2021					2022	2021

$15.22		$19.07	$14.56	$14.86		$13.46		$23.07	$20.94	$14.97		$9.12		$11.79	$10.89	$9.88

0.16		0.20	0.11	0.25		(0.01)		— (e)	(0.06)	(0.02)		0.08		0.14	0.17	0.10
0.39		(2.11)	4.52	(0.55)		1.77		(6.51)	2.21	5.99		0.47		(2.08)	2.65	1.03

0.55		(1.91)	4.63	(0.30)		1.76		(6.51)	2.15	5.97		0.55		(1.94)	2.82	1.13

—		(0.14)	(0.12)	—		—		—	(0.02)	—		—		(0.13)	(0.15)	(0.08)
—		(1.80)	—	—		—		(3.10)	—	—		—		(0.60)	(1.77)	(0.04)

—		(1.94)	(0.12)	—		—		(3.10)	(0.02)	—		—		(0.73)	(1.92)	(0.12)

$15.77		$15.22	$19.07	$14.56		$15.22		$13.46	$23.07	$20.94		$9.67		$9.12	$11.79	$10.89

3.61	(b)	(9.81)	31.86	(2.02	)(b)	13.08	(b)	(28.27)	10.26	39.92	(b)	6.03	(b)	(16.30)	26.57	11.52	(b)

9.3		10.0	11.9	7.6		11.0		10.1	15.6	15.1		7.2		7.0	7.6	4.3

1.78	(c)	1.18	0.94	2.11	(c)	(0.19	)(c)	(0.03)	(0.26)	(0.15	)(c)	1.58	(c)	1.48	1.32	1.57	(c)

2.21	(c)	2.35	2.03	2.29	(c)	2.12	(c)	2.46	1.88	2.06	(c)	2.03	(c)	2.59	2.66	2.61	(c)

0.84	(c)	0.81	0.81	0.81	(c)	0.84	(c)	0.81	0.81	0.81	(c)	0.17	(c)	0.15	0.14	0.15	(c)

5.40	(b)	21.45	79.96	49.88	(b)	21.94	(b)	67.79	60.11	96.43	(b)	23.36	(b)	37.04	66.71	69.92	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS (Continued)

	Mid Cap Value Portfolio						Mid-Cap Equity Index Portfolio
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
			2022	2021					2022	2021

Net Asset Value, Beginning of Period	$18.76		$22.35	$16.85	$16.33		$25.13		$31.31	$25.40	$22.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.18		0.22	0.17	0.46		0.23		0.44	0.39	0.33
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.49		(2.67)	5.53	0.06		1.96		(4.66)	5.83	2.58

Total From Investment Operations	0.67		(2.45)	5.70	0.52		2.19		(4.22)	6.22	2.91

Less Distributions
From Net Investment Income	—		(0.16)	(0.20)	—		—		(0.34)	(0.31)	—
From Net Realized Gains	—		(0.98)	—	—		—		(1.62)	—	—

Total Distributions	—		(1.14)	(0.20)	—		—		(1.96)	(0.31)	—

Net Asset Value, End of Period	$19.43		$18.76	$22.35	$16.85		$27.32		$25.13	$31.31	$25.40

Total Return (%)(f)	3.57	(b)	(10.70)	33.91	3.19	(b)	8.71	(b)	(13.19)	24.56	12.96	(b)
Net Assets, End of Period ($ millions)	4.2		4.6	3.9	1.8		49.9		47.6	59.4	49.8
Ratio of Net Income (Loss) to Average Net Assets (%) . .	1.52	(c)	1.40	1.52	3.17	(c)	1.64	(c)	1.61	1.26	1.68	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)(g)	2.97	(c)	3.20	4.26	4.25	(c)	0.96	(c)	1.08	0.87	1.07	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)(g)	0.67	(c)	0.65	0.65	0.65	(c)	0.17	(c)	0.14	0.14	0.14	(c)
Portfolio Turnover Rate (%)(a)	11.74	(b)	18.34	51.57	27.14	(b)	10.36	(b)	24.10	39.89	53.83	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

International Portfolio						Retirement Income Portfolio						2015 Retirement Portfolio
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
		2022	2021					2022	2021					2022	2021

$8.21		$10.69	$9.82	$9.05		$11.47		$13.80	$13.06	$12.22		$10.22		$12.23	$11.39	$10.61

0.23		0.33	0.23	0.17		0.05		0.13	0.14	—	(e)	—	(e)	0.14	0.14	—	(e)
0.66		(1.64)	0.80	0.60		0.54		(1.68)	0.65	0.84		0.59		(1.60)	0.70	0.78

0.89		(1.31)	1.03	0.77		0.59		(1.55)	0.79	0.84		0.59		(1.46)	0.84	0.78

—		(0.24)	(0.16)	—		—		(0.18)	—	—		—		(0.18)	—	—
—		(0.93)	—	—		—		(0.60)	(0.05)	—		—		(0.37)	—	—

—		(1.17)	(0.16)	—		—		(0.78)	(0.05)	—		—		(0.55)	—	—

$9.10		$8.21	$10.69	$9.82		$12.06		$11.47	$13.80	$13.06		$10.81		$10.22	$12.23	$11.39

10.84	(b)	(10.59)	10.53	8.47	(b)	5.14	(b)	(11.01)	6.05	6.88	(b)	5.77	(b)	(11.72)	7.37	7.38	(b)
15.50		14.1	15.4	12.8		3.6		4.7	5.3	3.1		5.4		5.2	6.4	6.3
5.21	(c)	4.17	2.40	2.30	(c)	(0.10	)(c)	1.09	1.31	(0.03	)(c)	(0.10	)(c)	1.14	1.11	(0.04	)(c)
1.09	(c)	1.49	1.17	1.19	(c)	1.85	(c)	1.85	2.19	2.50	(c)	1.40	(c)	1.64	1.49	1.10	(c)
0.16	(c)	0.13	0.12	0.13	(c)	0.10	(c)	0.08	0.08	0.08	(c)	0.10	(c)	0.07	0.07	0.07	(c)
—	(b)	20.78	101.67	27.23	(b)	2.39	(b)	17.17	13.95	34.72	(b)	1.27	(b)	12.02	16.48	14.67	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS (Continued)

	2020 Retirement Portfolio						2025 Retirement Portfolio
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
			2022	2021					2022	2021

Net Asset Value, Beginning of Period	$12.21		$14.95	$13.65	$12.57		$14.04		$16.98	$15.14	$13.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	—	(e)	0.16	0.17	(0.01)		—	(e)	0.20	0.18	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.81		(2.11)	1.13	1.09		1.09		(2.55)	1.66	1.34

Total From Investment Operations	0.81		(1.95)	1.30	1.08		1.09		(2.35)	1.84	1.33

Less Distributions
From Net Investment Income	—		(0.21)	—	—		—		(0.21)	—	—
From Net Realized Gains	—		(0.58)	—	—		—		(0.38)	—	—

Total Distributions	—		(0.79)	—	—		—		(0.59)	—	—

Net Asset Value, End of Period	$13.02		$12.21	$14.95	$13.65		$15.13		$14.04	$16.98	$15.14

Total Return (%)(f)	6.63	(b)	(12.83)	9.52	8.60	(b)	7.76	(b)	(13.64)	12.15	9.64	(b)
Net Assets, End of Period ($ millions)	14.2		14.2	16.2	16.6		22.1		21.5	25.8	21.6
Ratio of Net Income (Loss) to Average Net Assets (%)	(0.10	)(c)	1.23	1.13	(0.06	)(c)	(0.09	)(c)	1.30	1.18	(0.06	)(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.59	(c)	0.65	0.66	0.51	(c)	0.44	(c)	0.43	0.50	0.44	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.10	(c)	0.08	0.07	0.07	(c)	0.09	(c)	0.06	0.06	0.06	(c)
Portfolio Turnover Rate (%)(a)	2.34	(b)	11.91	18.50	18.95	(b)	4.87	(b)	14.98	14.62	22.54	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2030 Retirement Portfolio						2035 Retirement Portfolio							2040 Retirement Portfolio
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31,		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,			Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
		2022	2021	2020†				2022	2021						2022	2021

$15.64		$18.56	$16.06	$14.48		$15.78		$19.42	$16.52		$14.75		$15.90		$19.66	$16.49	$14.64

(0.01)		0.21	0.19	(0.01)		(0.03)		0.21	0.21		(0.01)		(0.02)		0.23	0.21	(0.01)
1.39		(2.92)	2.31	1.59		1.64		(3.19)	2.69		1.78		1.81		(3.33)	2.96	1.86

1.38		(2.71)	2.50	1.58		1.61		(2.98)	2.90		1.77		1.79		(3.10)	3.17	1.85

—		(0.21)	—	—		—		(0.21)	—		—		—		(0.23)	—	—
—		—	—	—		—		(0.45)	—	(e)	—		—		(0.43)	—	—

—		(0.21)	—	—		—		(0.66)	—		—		—		(0.66)	—	—

$17.02		$15.64	$18.56	$16.06		$17.39		$15.78	$19.42		$16.52		$17.69		$15.90	$19.66	$16.49

8.82	(b)	(14.54)	15.57	10.89	(b)	10.20	(b)	(15.10)	17.55		12.00	(b)	11.26	(b)	(15.48)	19.22	12.65	(b)
16.3		14.6	16.7	11.9		9.70		7.9	8.5		6.0		8.2		7.0	8.2	5.2
(0.09	)(c)	1.32	1.21	(0.06	)(c)	(0.10	)(c)	1.40	1.25		(0.06	)(c)	(0.10	)(c)	1.45	1.24	(0.05	)(c)
0.52	(c)	0.69	0.77	0.65	(c)	0.83	(c)	1.26	1.34		1.18	(c)	0.92	(c)	1.40	1.41	1.40	(c)
0.09	(c)	0.06	0.06	0.06	(c)	0.10	(c)	0.07	0.07		0.07	(c)	0.10	(c)	0.07	0.07	0.07	(c)
7.34	(b)	19.29	7.79	26.71	(b)	1.63	(b)	18.96	15.23		29.41	(b)	4.16	(b)	29.05	12.32	32.08	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS (Continued)

	2045 Retirement Portfolio						2050 Retirement Portfolio
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
			2022	2021					2022	2021

Net Asset Value, Beginning of Period	$15.92		$19.52	$16.32	$14.47		$18.80		$23.88	$19.92	$17.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.02)		0.20	0.20	(0.01)		(0.03)		0.23	0.26	—	(e)
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.88		(3.24)	3.00	1.86		2.27		(4.01)	3.71	2.28

Total From Investment Operations	1.86		(3.04)	3.20	1.85		2.24		(3.78)	3.97	2.28

Less Distributions
From Net Investment Income	—		(0.19)	—	—		—		(0.25)	—	—
From Net Realized Gains	—		(0.37)	—	—		—		(1.05)	(0.01)	—

Total Distributions	—		(0.56)	—	—		—		(1.30)	(0.01)	—

Capital Contribution from Adviser	—		—	—	—		—		—	—	—

Net Asset Value, End of Period	$17.78		$15.92	$19.52	$16.32		$21.04		$18.80	$23.88	$19.92

Total Return (%)(f)	11.68	(b)	(15.34)	19.61	12.81	(b)	11.91	(b)	(15.36)	19.95	12.92	(b)
Net Assets, End of Period ($ millions)	4.7		3.9	4.0	2.8		4.8		4.0	4.0	2.9
Ratio of Net Income (Loss) to Average Net Assets (%)	(0.10	)(c)	1.42	1.17	(0.05	)(c)	(0.10	)(c)	1.46	1.21	(0.04	)(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	1.64	(c)	2.35	2.70	2.51	(c)	1.46	(c)	2.54	2.64	2.51	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.10	(c)	0.07	0.07	0.07	(c)	0.10	(c)	0.07	0.07	0.07	(c)
Portfolio Turnover Rate (%)(a)	4.24	(b)	13.60	12.43	21.26	(b)	4.68	(b)	13.41	23.80	21.92	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

(h)

The 2060 Retirement Portfolio received a non-recurring capital contribution from Mutual of America Capital Management LLC, the Adviser, of $1,590 during the year to reflect an increase in the value of receivables owed to the Portfolio at year-end.

(i)

The 2060 Retirement Portfolio received a non-recurring capital contribution from Mutual of America Capital Management LLC, the Adviser, during the year. The corresponding impact to the total return was an increase of 0.62% for the period shown.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Portfolio						2060 Retirement Portfolio							Conservative Allocation Portfolio
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,			Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
		2022	2021					2022	2021						2022	2021

$15.23		$18.21	$15.14	$13.43		$12.82		$15.23	$12.69		$11.21		$12.26		$14.99	$13.90	$12.86

(0.04)		0.17	0.19	(0.01)		(0.01)		0.17	0.10		—	(e)	0.03		0.15	0.19	—	(e)
1.86		(2.97)	2.88	1.72		1.55		(2.46)	2.44		1.41		0.78		(2.03)	0.96	1.04

1.82		(2.80)	3.07	1.71		1.54		(2.29)	2.54		1.41		0.81		(1.88)	1.15	1.04

—		(0.18)	—	—		—		(0.12)	—	(e)	—		—		(0.24)	—	—
—		—	—	—		—		—	—		—		—		(0.61)	(0.06)	—

—		(0.18)	—	—		—		(0.12)	—		—		—		(0.85)	(0.06)	—

—		—	—	—		—		—	—		0.07	(h)	—		—	—	—

$17.05		$15.23	$18.21	$15.14		$14.36		$12.82	$15.23		$12.69		$13.07		$12.26	$14.99	$13.90

11.95	(b)	(15.30)	20.28	12.71	(b)	12.01	(b)	(14.94)	20.02		13.18	(b)(i)	6.61	(b)	(12.32)	8.28	8.08	(b)
1.2		0.9	0.9	0.5		0.8		0.7	0.8		0.3		8.00		8.8	9.9	9.7
(0.12	)(c)	1.41	1.28	(0.08	)(c)	(0.08	)(c)	1.31	1.14		(0.01	)(c)	(0.05	)(c)	1.21	1.25	(0.02	)(c)
5.98	(c)	10.88	12.24	13.49	(c)	7.16	(c)	14.38	21.07		21.39	(c)	0.89	(c)	0.96	0.95	0.77	(c)
0.12	(c)	0.11	0.05	0.11	(c)	0.08	(c)	0.05	0.05		0.05	(c)	0.05	(c)	0.02	0.02	0.02	(c)
2.48	(b)	9.85	13.07	17.48	(b)	11.69	(b)	37.47	26.75		52.71	(b)	1.11	(b)	10.28	31.80	25.55	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS (Continued)

	Moderate Allocation Portfolio						Aggressive Allocation Portfolio
	Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
			2022	2021					2022	2021

Net Asset Value, Beginning of Period	$15.87		$19.82	$17.28	$15.70		$18.74		$23.38	$19.74	$17.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.01		0.23	0.23	—	(e)	(0.01)		0.26	0.26	—	(e)
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.47		(3.05)	2.31	1.58		2.05		(3.93)	3.38	2.20

Total From Investment Operations	1.48		(2.82)	2.54	1.58		2.04		(3.67)	3.64	2.20

Less Distributions
From Net Investment Income	—		(0.26)	—	—		—		(0.25)	—	—
From Net Realized Gains	—		(0.87)	—	—		—		(0.72)	—	—
Return of Capital	—		—	—	—		—		—	—	—

Total Distributions	—		(1.13)	—	—		—		(0.97)	—	—

Net Asset Value, End of Period	$17.35		$15.87	$19.82	$17.28		$20.78		$18.74	$23.38	$19.74

Total Return (%)(f)	9.33	(b)	(13.88)	14.70	10.10	(b)	10.89	(b)	(15.36)	18.44	12.51	(b)
Net Assets, End of Period ($ millions)	20.5		19.6	23.6	23.2		4.9		4.4	5.1	3.9
Ratio of Net Income (Loss) to Average Net Assets (%)	(0.05	)(c)	1.35	1.19	(0.02	)(c)	(0.05	)(c)	1.38	1.19	(0.02	)(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.41	(c)	0.41	0.45	0.37	(c)	1.52	(c)	2.09	1.99	1.39	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	(c)	0.02	0.02	0.02	(c)	0.05	(c)	0.02	0.02	0.02	(c)
Portfolio Turnover Rate (%)(a)	1.02	(b)	11.10	32.02	24.94	(b)	4.41	(b)	9.09	19.40	13.94	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Money Market Portfolio						Mid-Term Bond Portfolio						Bond Portfolio
Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†		Six Months Ended June 30, 2023 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2020†
		2022	2021					2022	2021					2022	2021

$12.374		$12.312	$12.328	$12.325		$9.86		$10.76	$11.19	$10.72		$13.00		$15.07	$15.70	$14.96

0.267		0.108	(0.015)	0.029		0.10		0.11	0.08	0.11		0.15		0.23	0.13	0.20
0.013		0.060	(0.001)	0.004		0.02		(0.93)	(0.27)	0.36		0.10		(2.09)	(0.53)	0.54

0.280		0.168	(0.016)	0.033		0.12		(0.82)	(0.19)	0.47		0.25		(1.86)	(0.40)	0.74

—		(0.106)	—	(0.029)		—		(0.08)	(0.11)	—		—		(0.21)	(0.23)	—
—		—	—	—		—		—	(0.13)	—		—		—	— (e)	—
—		—	—	(0.001)		—		—	—	—		—		—	—	—

—		(0.106)	—	(0.030)		—		(0.08)	(0.24)	—		—		(0.21)	(0.23)	—

$12.654		$12.374	$12.312	$12.328		$9.98		$9.86	$10.76	$11.19		$13.25		$13.00	$15.07	$15.70

2.30	(b)	1.35	(0.16)	0.28	(b)	1.22	(b)	(7.60)	(1.74)	4.37	(b)	1.92	(b)	(12.31)	(2.52)	4.95	(b)
36.9		35.0	8.1	7.5		20.5		21.2	20.9	20.3		33.2		33.3	37.9	34.2
4.50	(c)	2.22	(0.13)	0.27	(c)	1.81	(c)	1.14	0.78	1.14	(c)	2.15	(c)	1.68	1.07	1.37	(c)
0.90	(c)	1.10	1.61	0.85	(c)	1.38	(c)	1.44	1.39	1.40	(c)	1.24	(c)	1.29	1.20	1.32	(c)
0.23	(c)	0.20	0.20	0.20	(c)	0.48	(c)	0.45	0.45	0.45	(c)	0.48	(c)	0.45	0.45	0.45	(c)
NA		NA	NA	NA		16.71	(b)	26.87	16.55	32.55	(b)	8.44	(b)	24.99	30.27	21.69	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Variable Insurance Portfolios, Inc. (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on April 19, 2019 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the Portfolios through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Portfolio. At June 30, 2023, there were 25 active portfolios (collectively, “the Funds or Portfolios”): Equity Index Portfolio, All America Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Equity Index Portfolio, Mid Cap Value Portfolio, Mid-Cap Equity Index Portfolio, International Portfolio, Money Market Portfolio, Mid-Term Bond Portfolio, Bond Portfolio; Retirement Income Portfolio, 2015 Retirement Portfolio, 2020 Retirement Portfolio, 2025 Retirement Portfolio, 2030 Retirement Portfolio, 2035 Retirement Portfolio, 2040 Retirement Portfolio, 2045 Retirement Portfolio, 2050 Retirement Portfolio, 2055 Retirement Portfolio and 2060 Retirement Portfolio (collectively, “Retirement Portfolios”); a Conservative Allocation Portfolio, a Moderate Allocation Portfolio and an Aggressive Allocation Portfolio (collectively, “Allocation Portfolios”). The Portfolios commenced operations on January 24, 2020 with transfers from the Mutual of America Investment Corporation (the “Investment Corporation”), a registered management investment company affiliated with Mutual of America Life. This transfer was made in order to allow the funds of the Investment Corporation to be offered to additional retail investors starting on December 14, 2020.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income portfolios of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Portfolios and Allocation Portfolios. Mutual of America Securities LLC, a wholly owned subsidiary of Mutual of America Life, acts as principal underwriter for the distribution of the Portfolios’ shares.

The Portfolios follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Portfolio would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments).

As of June 30, 2023, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of two securities in the Small Cap Equity Index Portfolio (see Note (a) below) which were considered Level 3 and certain securities listed on foreign exchanges which were considered Level 2. Valuation adjustments may be applied to certain securities that were solely traded on a foreign exchange to account for the

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

market movement between the close of the foreign market and the close of the New York Stock Exchange. Securities using these valuation adjustments were considered Level 2. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Fair value inputs for all debt securities and temporary cash investments were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolios’ investments and other financial instruments as of June 30, 2023:

Portfolio	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total

Investments at Fair Value:*
Equity Index Portfolio
Common Stock-Indexed	$117,928,489	$—	$—		$117,928,489
Short-Term Debt Securities	—	1,598,944	—		1,598,944
Temporary Cash Investment	—	91,574	—		91,574

	117,928,489	1,690,518	—		119,619,007
All America Portfolio
Common Stock	15,882,667	—	—		15,882,667
Temporary Cash Investment	—	109,253	—		109,253

	15,882,667	109,253	—		15,991,920
Small Cap Value Portfolio
Common Stock	8,889,589	—	—		8,889,589
Temporary Cash Investment	—	328,335	—		328,335

	8,889,589	328,335	—		9,217,924
Small Cap Growth Portfolio
Common Stock	10,866,759	—	—		10,866,759
Temporary Cash Investment	—	150,397	—		150,397

	10,866,759	150,397	—		11,017,156
Small Cap Equity Index Portfolio
Common Stock-Indexed	7,207,965	—	—	(a)	7,207,965
Mid Cap Value Portfolio
Common Stock	4,097,244	—	—		4,097,244
Temporary Cash Investment	—	107,342	—		107,342

	4,097,244	107,342	—		4,204,586
Mid-Cap Equity Index Portfolio
Common Stock-Indexed	48,840,648	—	—		48,840,648
Short-Term Debt Securities	—	999,110	—		999,110
Temporary Cash Investment	—	56,750	—		56,750

	48,840,648	1,055,860	—		49,896,508
International Portfolio
Common Stock	1,174,562	13,559,403	—		14,733,965
Temporary Cash Investment	—	694,834	—		694,834

	1,174,562	14,254,237	—		15,428,799
Retirement Income Portfolio
Common Stock	3,572,570	—	—		3,572,570
2015 Retirement Portfolio
Common Stock	5,396,608	—	—		5,396,608
2020 Retirement Portfolio
Common Stock	14,189,249	—	—		14,189,249
2025 Retirement Portfolio
Common Stock	22,103,138	—	—		22,103,138

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Portfolio	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs		Level 3 — Significant Unobservable Inputs	Total
2030 Retirement Portfolio
Common Stock	$16,269,314	$	`—	$—	$16,269,314
2035 Retirement Portfolio
Common Stock	9,728,780		—	—	9,728,780
2040 Retirement Portfolio
Common Stock	8,143,646		—	—	8,143,646
2045 Retirement Portfolio
Common Stock	4,638,435		—	—	4,638,435
2050 Retirement Portfolio
Common Stock	4,743,068		—	—	4,743,068
2055 Retirement Portfolio
Common Stock	1,158,228		—	—	1,158,228
2060 Retirement Portfolio
Common Stock	807,358		—	—	807,358
Conservative Allocation Portfolio
Common Stock	7,964,424		—	—	7,964,424
Moderate Allocation Portfolio
Common Stock	20,504,875		—	—	20,504,875
Aggressive Allocation Portfolio
Common Stock	4,855,052		—	—	4,855,052
Money Market Portfolio
U.S. Government Debt	—		16,882,804	—	16,882,804
U.S. Government Agency Short-Term Debt	—		5,388,878	—	5,388,878
Commercial Paper	—		14,601,371	—	14,601,371

	—		36,873,053	—	36,873,053
Mid-Term Bond Portfolio
U.S. Government Debt	—		9,418,319	—	9,418,319
U.S. Government Agency Non-Mortgage-Backed Obligations	—		5,391,461	—	5,391,461
Long-Term Corporate Debt	—		5,462,961	—	5,462,961
Temporary Cash Investment	—		105,581	—	105,581

	—		20,378,322	—	20,378,322
Bond Portfolio
U.S. Government Debt	—		14,226,213	—	14,226,213
U.S. Government Agency Residential Mortgage-Backed Obligations	—		10,829,414	—	10,829,414
Long-Term Corporate Debt	—		7,079,203	—	7,079,203
Short-Term Debt Securities			699,806		699,806
Temporary Cash Investment	—		76,464	—	76,464

	—		32,911,100	—	32,911,100

Other Financial Instruments:**

Equity Index Portfolio	$27,840		$—	$—	$27,840
Mid-Cap Equity Index Portfolio	15,350		—	—	15,350

*	See Portfolios of Investments for more details on industry or country classifications, as applicable.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Six Months Ended June 30, 2023
	Balance December 31, 2022(a)		Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Transfers Into Level 3	Transfers Out of Level 3	Purchases	Sales	Balance June 30, 2022(a)		Net Change in Unrealized Gains/(Losses) of Level 3 Assets Held as of June 30, 2023
Small Cap Equity Index Portfolio — Indexed Common Stock	$—	(b)	$—	$442	$—	$—	$—	$442	$—		$—
Small Cap Equity Index Portfolio — Indexed Common Stock	—	(c)	—	—	—	—	—	—	—	(c)	—

(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

(b)	Level 3 security, Contra Progenics Pharmaceuticals, Inc. — contingent value rights with realized gains of $442, sales of $442 and $0 fair value.

(c) Level 3 securities, OmniAb, Inc. Cl CR3 and OmniAb, Inc. Cl CR4 — common stocks with $0 fair value.

Security Valuation — Investment securities are carried at fair value as follows:

The Portfolios’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. For Portfolios that invest in securities listed on foreign exchanges, the value of the securities may change on days when the Portfolios are closed and there is no possibility to purchase or redeem shares of the Portfolios. Valuation adjustments may be applied to certain securities that were solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange.

Effective September 8, 2022, the Board of Directors of the Investment Company (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Adviser. Pursuant to the Board’s delegation, the Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Portfolios to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Assumptions utilized by the valuation committee vary depending on the investment being fair-valued and the technique deemed most appropriate to the nature of the investment and how a market participant would fair value the investment. Such techniques involve utilizing market observable spreads for fixed income securities, discounted cash flow models and weighting of company specific events and circumstances as inputs into fair value estimates. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly scheduled quarterly meeting.

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. These short-term temporary cash investments are valued at cost.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, these securities are fair valued using the valuation procedures described above, including Level 3 securities.

The Retirement Portfolios and the Allocation Portfolios value their investments in the underlying Portfolios of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of securities are computed on the basis of identified cost at the time of sale, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Portfolio and Mid-Cap Equity Index Portfolio each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the Portfolios purchase stock index futures contracts. These purchases of futures contracts allow the Portfolios to invest available cash to attempt to efficiently and cost effectively keep the Portfolios fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices.

An initial cash margin deposit (represented by Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Portfolio’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following table presents the financial statement impacts resulting from the Portfolios’ use of futures contracts at their fair values as of June 30, 2023 and for the six months ended June 30, 2023:

Derivatives not accounted for as hedging instruments	Risk Type	Locations on Statements of Assets and Liabilities	Equity Index Portfolio	Mid-Cap Equity Index Portfolio
Futures Contracts	Equity	Total Distributable Earnings (Loss)	$27,840	$15,350

Derivatives not accounted for as hedging instruments	Risk Type	Locations on Statements of Operations	Equity Index Portfolio	Mid-Cap Equity Index Portfolio
Futures Contracts	Equity	Net realized gain (loss) on Futures contracts	$39,191	$(701)

Futures Contracts	Equity	Change in net unrealized appreciation (depreciation) of Futures contracts	$76,428	$32,590

During the six months ended June 30, 2023, the Equity Index Portfolio and Mid-Cap Equity Index Portfolio held futures contracts with average notional amounts of $874,060 and $500,777, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

Change in International Portfolio Investments — unaudited. — Previously, the International Portfolio was invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Portfolio had also invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries. The Securities and Exchange Commission revoked the exemptive orders that allowed these investments effective on January 19, 2022. Commencing in December 2021, the Portfolio began investing directly in the stocks of companies represented in the MSCI EAFE® Index, except to the extent that it is permissible to invest in exchange traded funds within the general limitations of the Investment Company Act.

Foreign Investment Risk — unaudited. — Foreign markets are subject to the risk of change in currency or exchange rates, economic and political trends in foreign countries, less liquidity, more volatility, more difficulty in enforcing contractual obligations, higher transaction costs and less government supervision and other reporting regulations and requirements than domestic markets. Foreign investment risks are greater in emerging markets than in developed markets. Domestic equities indices could outperform the MSCI EAFE Index for periods of time.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. The Portfolios may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These amounts are included in Interest and dividends receivable on the Statements of Assets and Liabilities and in Dividends on the Statements of Operations.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Foreign Currency Translations — The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized gain (loss) on foreign currency translations and change in net unrealized appreciation (depreciation) of foreign currency translations within the Statement of Operations.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the Portfolios’ net asset values) are made within the Portfolios’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Portfolio in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a portfolio’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the portfolio’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of June 30, 2023, management has evaluated the tax positions taken on the Portfolios’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Portfolios’ financial statements. Generally, the statute of limitations is open for 3 years after the tax returns are filed. Each Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of June 30, 2023, the following Mutual of America Variable Insurance Portfolios had capital loss carry-forwards available to offset net realized capital gains generated after December 31, 2022.

	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio
Capital loss carry-forward — (short-term)	$(426,860)	$(8,656)	$(1,553)	$—
Capital loss carry-forward — (long term)	$(13,319)	$(51,575)	$—	$(45,564)

	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio	2060 Retirement Portfolio
Capital loss carry-forward — (short-term)	$(550,909)	$(910)	$—	$—
Capital loss carry-forward — (long term)	$(23,277)	$(171,684)	$(755)	$(406,497)

	Conservative Allocation Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Capital loss carry-forward — (short-term)	$—	$—	$(279,926)
Capital loss carry-forward — (long term)	$(29,383)	$(311,667)	$(670,470)

The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Portfolios of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each portfolio, at the following annual rates:

Portfolio	Annual Investment Management Fee
Retirement Portfolios	.05%
Equity Index, Mid-Cap Equity Index, Small Cap Equity Index, International Portfolios	.075%
Money Market Portfolio	.15%
Bond Portfolio	.39%
All America, Mid-Term Bond Portfolios	.40%
Mid Cap Value Portfolio	.55%
Small Cap Value, Small Cap Growth Portfolios	.75%

The Retirement and Allocation Portfolios incur direct investment management expenses of .05% and .00%, respectively. Shareholders in the Allocation and Retirement Portfolios indirectly bear their pro-rata share of the investment management fees incurred by the underlying Portfolios in which they invest.

The total expenses of each Portfolio were subject to expense limitations through January 22, 2022, as stated in the exemptive order issued by the Securities and Exchange Commission on October 29, 2019 (the “Substitution Order”) arising out of the substitution of the Mutual of America Investment Corporation Funds for comparable Portfolios of the Investment Company in certain contracts and policies issued by the separate accounts of Mutual of America Life and Wilton Reassurance Life Company of New York.

In accordance with the Substitution Order, as of the inception of the Portfolios on January 24, 2020, the Investment Company and the Adviser entered into a reimbursement agreement under which the Adviser agreed to reimburse the Portfolios’ expenses to the extent that the Total Annual Operating Expenses exceed the Total Annual Operating Expenses of the replaced funds for the most recent fiscal year preceding the date of the Substitution Order (excluding any Acquired Fund Fees, as applicable, and any extraordinary expenses that may arise and charges incurred in trading portfolio securities) from inception of the Portfolios through April 30, 2023. In accordance with the reimbursement agreement between the Investment Company and the Adviser, from May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15% for all Portfolios, excluding the Retirement Portfolios and Allocation Portfolios for which the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.10%. This contractual obligation may not be terminated before April 30, 2030, and will continue for succeeding 12 month periods thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.

Total Annual Portfolio Operating Expenses after Expense Reimbursement through April 30, 2023

Equity Index Portfolio*	0.14%
All America Portfolio	0.52%
Small Cap Value Portfolio	0.81%
Small Cap Growth Portfolio	0.81%
Small Cap Equity Index Portfolio*	0.15%
Mid Cap Value Portfolio	0.65%
Mid-Cap Equity Index Portfolio	0.14%
International Portfolio*	0.13%
Retirement Income Portfolio	0.08%
2015 Retirement Portfolio	0.07%
2020 Retirement Portfolio*	0.08%
2025 Retirement Portfolio	0.06%
2030 Retirement Portfolio	0.06%
2035 Retirement Portfolio	0.07%

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

2.	EXPENSES (CONTINUED)

Total Annual Portfolio Operating Expenses after Expense Reimbursement through April 30, 2023
2040 Retirement Portfolio	0.07%
2045 Retirement Portfolio	0.07%
2050 Retirement Portfolio	0.07%
2055 Retirement Portfolio*	0.11%
2060 Retirement Portfolio	0.05%
Conservative Allocation Portfolio	0.02%
Moderate Allocation Portfolio	0.02%
Aggressive Allocation Portfolio	0.02%
Money Market Portfolio	0.20%
Mid-Term Bond Portfolio	0.45%
Bond Portfolio	0.45%

*

Prior to January 22, 2022, the operating expense reimbursement for the Equity Index, Small Cap Equity Index, International, 2020 Retirement and 2055 Retirement Portfolios reflected the expense limitations stated in the Substitution Order, resulting in lower operating expenses than those indicated herein. The expense limitation for the period prior to January 22, 2022 was 0.13%, 0.14%, 0.12%, 0.07% and 0.05%, respectively.

For the six months ended June 30, 2023, certain non-advisory operating expenses not included in the Investment Advisory Agreement that are provided to the Portfolios by the Adviser, totaling $0.9 million, were allocated to the Portfolios by the Adviser or an affiliate of the Adviser. Amounts by Portfolio are listed below.

Equity Index Portfolio	$307,004
All America Portfolio	47,889
Small Cap Value Portfolio	28,975
Small Cap Growth Portfolio	29,491
Small Cap Equity Index Portfolio	23,583
Mid Cap Value Portfolio	14,126
Mid-Cap Equity Index Portfolio	145,719
International Portfolio	33,352
Retirement Income Portfolio	735
2015 Retirement Portfolio	1,158
2020 Retirement Portfolio	2,469
2025 Retirement Portfolio	3,265
2030 Retirement Portfolio	1,500
2035 Retirement Portfolio	574
2040 Retirement Portfolio	505
2045 Retirement Portfolio	80
2050 Retirement Portfolio	179
2055 Retirement Portfolio	—
2060 Retirement Portfolio	311
Conservative Allocation Portfolio	960
Moderate Allocation Portfolio	2,065
Aggressive Allocation Portfolio	78
Money Market Portfolio	95,117
Mid-Term Bond Portfolio	54,964
Bond Portfolio	88,347

$882,446

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the six months ended June 30, 2023, were as follows:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Cost of investment purchases	$6,567,101	$1,173,786	$497,507	$2,279,041	$1,670,859

Proceeds from sales of investments	$5,041,135	$1,416,856	$1,569,723	$2,546,510	$1,739,911

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Cost of investment purchases	$481,128	$4,969,733	$165,649	$94,651	$67,040

Proceeds from sales of investments	$863,217	$5,790,901	$—	$1,451,418	$136,231

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Cost of investment purchases	$334,568	$1,051,663	$1,508,805	$1,083,379	$612,626

Proceeds from sales of investments	$1,274,895	$2,122,140	$1,136,268	$143,812	$318,054

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Cost of investment purchases	$454,191	$488,124	$151,563	$113,339	$91,823

Proceeds from sales of investments	$180,979	$204,684	$25,666	$90,234	$1,481,783

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Cost of investment purchases	$203,316	$225,751	$3,454,274	$2,747,751

Proceeds from sales of investments	$1,044,186	$202,342	$4,289,210	$3,407,165

The cost of short-term security purchases for the Money Market Portfolio for the six months ended June 30, 2023, was $206,124,588. Proceeds from sales for the same period were $205,076,119.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at June 30, 2023 for each of the Portfolios were as follows:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Unrealized Appreciation	$29,785,854	$3,786,580	$1,055,869	$1,711,146	$927,224
Unrealized Depreciation	$(5,927,703)	$(1,047,290)	$(1,876,586)	$(956,683)	$(1,345,536)

Net	$23,858,151	$2,739,290	$(820,717)	$754,463	$(418,312)

Tax Cost of Investments	$95,788,696	$13,252,630	$10,038,641	$10,262,693	$7,626,277

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Unrealized Appreciation	$336,481	$9,346,552	$1,916,027	$67,573	$363,556
Unrealized Depreciation	$(450,813)	$(4,795,986)	$(2,223,523)	$(260,534)	$(346,528)

Net	$(114,332)	$4,550,566	$(307,496)	$(192,961)	$17,028

Tax Cost of Investments	$4,318,918	$45,361,292	$15,737,144	$3,765,531	$5,379,580

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Unrealized Appreciation	$1,024,425	$1,691,302	$1,002,228	$704,994	$447,484
Unrealized Depreciation	$(1,080,966)	$(2,806,522)	$(939,046)	$(296,997)	$(240,001)

Net	$(56,541)	$(1,115,220)	$63,182	$407,997	$207,483

Tax Cost of Investments	$14,245,790	$23,218,358	$16,206,132	$9,320,783	$7,936,163

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Unrealized Appreciation	$362,885	$305,672	$63,067	$19,387	$391,961
Unrealized Depreciation	$(93,014)	$(184,944)	$(25,873)	$(27,212)	$(567,749)

Net	$269,871	$120,728	$37,194	$(7,825)	$(175,788)

Tax Cost of Investments	$4,368,564	$4,622,340	$1,121,034	$815,183	$8,140,212

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Unrealized Appreciation	$1,711,834	$459,401	$—	$15,275	$32,058
Unrealized Depreciation	$(870,000)	$(171,505)	$—	$(1,575,867)	$(4,534,533)

Net	$841,834	$287,896	$—	$(1,560,592)	$(4,502,475)

Tax Cost of Investments	$19,663,041	$4,567,156	$36,873,053	$21,938,914	$37,413,575

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions and futures contracts.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

The Retirement and Allocation Portfolios are invested in affiliated Portfolios of the Investment Company and receive dividend income entirely from these affiliated Portfolios. Realized gains and losses result from the disposition of shares of these underlying Portfolios. The Retirement and Allocation Portfolios also derive unrealized gains and losses entirely from these affiliated Portfolios. Investments in affiliated investment companies during the six months ended June 30, 2023 were as follows:

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2023
Retirement Income Portfolio
Bond Portfolio	$1,525,323	$6,879	$(94,413)	$123,790	$516,945	$1,044,634
Equity Index Portfolio	972,416	3,930	65,207	69,643	306,529	804,667
International Portfolio	39,973	50,983	(91)	4,253	52,647	42,471
Mid Cap Value Portfolio	—	25,048	17	632	1,192	24,505
Mid-Cap Equity Index Portfolio	232,801	933	3,795	14,959	92,570	159,918
Mid-Term Bond Portfolio	1,540,663	5,896	(45,016)	62,989	412,874	1,151,658
Money Market Portfolio	404,238	982	691	7,467	68,661	344,717

Total	$4,715,414	$94,651	$(69,810)	$283,733	$1,451,418	$3,572,570

2015 Retirement Portfolio
Bond Portfolio	$1,615,899	$21,714	$(4,777)	$36,889	$47,279	$1,622,446
Equity Index Portfolio	1,176,070	14,024	4,946	189,095	29,508	1,354,627
International Portfolio	187,361	3,102	(219)	20,367	6,436	204,175
Mid Cap Value Portfolio	—	5,245	—	136	96	5,285
Mid-Cap Equity Index Portfolio	306,422	2,857	1,617	24,678	11,623	323,951
Mid-Term Bond Portfolio	1,538,073	16,996	(2,379)	21,179	34,853	1,539,016
Money Market Portfolio	342,645	3,102	57	7,740	6,436	347,108

Total	$5,166,470	$67,040	$(755)	$300,084	$136,231	$5,396,608

2020 Retirement Portfolio
Bond Portfolio	$4,369,741	$193,599	$(49,952)	$129,910	$372,845	$4,270,453
Equity Index Portfolio	3,480,984	30,598	47,905	511,798	257,468	3,813,817
International Portfolio	994,751	8,720	(2,634)	107,832	73,878	1,034,791
Mid Cap Value Portfolio	—	10,272	(150)	167	3,894	6,395
Mid-Cap Equity Index Portfolio	1,072,739	8,175	17,252	70,105	127,499	1,040,772
Mid-Term Bond Portfolio	3,203,634	24,212	(15,566)	54,441	208,115	3,058,606
Money Market Portfolio	584,545	6,228	630	12,279	52,832	550,850
Small Cap Equity Index Portfolio	—	50,272	15	3,891	3,898	50,280
Small Cap Growth Portfolio	204,016	974	135,370	(116,159)	160,002	64,199
Small Cap Value Portfolio	301,559	1,518	206	10,267	14,464	299,086

Total	$14,211,969	$334,568	$133,076	$784,531	$1,274,895	$14,189,249

2025 Retirement Portfolio
Bond Portfolio	$5,777,966	$435,638	$(80,336)	$187,693	$629,776	$5,691,185
Equity Index Portfolio	6,265,444	262,999	102,243	903,482	580,713	6,953,455
International Portfolio	2,321,813	87,666	(7,175)	253,621	193,392	2,462,533
Mid Cap Value Portfolio	—	30,104	(188)	704	5,874	24,746
Mid-Cap Equity Index Portfolio	1,891,715	54,820	22,921	137,633	163,238	1,943,851
Mid-Term Bond Portfolio	3,770,708	127,837	(19,857)	65,380	276,581	3,667,487
Money Market Portfolio	622,625	26,299	707	12,996	58,030	604,597
Small Cap Equity Index Portfolio	183,687	8,767	(1,744)	12,671	19,335	184,046
Small Cap Growth Portfolio	214,341	3,662	1,510,028	(1,486,667)	169,982	71,382
Small Cap Value Portfolio	493,268	13,871	548	17,388	25,219	499,856

Total	$21,541,567	$1,051,663	$1,527,147	$104,901	$2,122,140	$22,103,138

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2023
2030 Retirement Portfolio
Bond Portfolio	$3,092,732	$678,083	$(24,775)	$74,634	$180,759	$3,639,915
Equity Index Portfolio	5,053,251	370,580	43,052	810,419	237,786	6,039,516
International Portfolio	1,886,924	127,057	(3,738)	208,696	80,846	2,138,093
Mid Cap Value Portfolio	—	55,583	(51)	1,345	4,851	52,026
Mid-Cap Equity Index Portfolio	1,531,806	94,715	411,325	(286,981)	523,687	1,227,178
Mid-Term Bond Portfolio	1,858,645	108,672	(5,432)	27,230	69,714	1,919,401
Money Market Portfolio	396,094	31,764	269	8,964	20,256	416,835
Small Cap Equity Index Portfolio	181,898	18,384	(4,662)	15,533	10,898	200,255
Small Cap Growth Portfolio	169,317	10,588	(229,827)	243,635	1,714	195,427
Small Cap Value Portfolio	420,897	13,379	264	15,313	9,185	440,668

Total	$14,591,564	$1,508,805	$186,425	$1,118,788	$1,136,268	$16,269,314

2035 Retirement Portfolio
Bond Portfolio	$1,459,501	$291,676	$(738)	$26,007	$4,082	$1,772,364
Equity Index Portfolio	3,095,090	391,145	885	550,154	4,164	4,033,110
International Portfolio	1,248,921	143,758	(103)	140,913	1,428	1,532,061
Mid Cap Value Portfolio	—	32,792	—	928	34	33,686
Mid-Cap Equity Index Portfolio	1,050,406	105,108	22,985	73,299	133,110	1,118,688
Mid-Term Bond Portfolio	411,252	46,127	(8)	4,737	420	461,688
Money Market Portfolio	159,564	28,751	6	3,973	293	192,001
Small Cap Equity Index Portfolio	195,333	20,959	22	12,423	261	228,476
Small Cap Growth Portfolio	137,656	9,584	(681)	19,114	93	165,766
Small Cap Value Portfolio	170,752	13,479	—	6,822	113	190,940

Total	$7,928,475	$1,083,379	$22,368	$838,370	$143,812	$9,728,780

2040 Retirement Portfolio
Bond Portfolio	$1,086,281	$76,593	$(4,200)	$24,601	$29,959	$1,153,316
Equity Index Portfolio	3,014,218	268,838	18,789	502,722	87,517	3,717,050
International Portfolio	1,256,774	87,773	(1,381)	139,102	33,246	1,449,022
Mid Cap Value Portfolio	—	27,854	(64)	670	2,833	25,627
Mid-Cap Equity Index Portfolio	1,046,920	61,134	44,100	45,175	148,230	1,049,099
Mid-Term Bond Portfolio	—	52,853	(23)	(766)	2,837	49,227
Money Market Portfolio	125,636	9,752	79	2,906	3,716	134,657
Small Cap Equity Index Portfolio	142,769	9,752	261	8,395	3,730	157,447
Small Cap Growth Portfolio	172,188	8,325	(156)	22,977	2,274	201,060
Small Cap Value Portfolio	193,901	9,752	48	7,152	3,712	207,141

Total	$7,038,687	$612,626	$57,453	$752,934	$318,054	$8,143,646

2045 Retirement Portfolio
Bond Portfolio	$439,342	$42,166	$(2,036)	$9,909	$12,683	$476,698
Equity Index Portfolio	1,757,188	186,464	13,777	294,007	57,389	2,194,047
International Portfolio	742,995	76,093	(662)	82,693	22,150	878,969
Mid Cap Value Portfolio	—	22,390	(31)	547	1,180	21,726
Mid-Cap Equity Index Portfolio	570,452	50,407	12,454	38,154	76,655	594,812
Mid-Term Bond Portfolio	—	42,390	(12)	(623)	1,184	40,571
Money Market Portfolio	53,532	7,883	56	1,253	2,297	60,427
Small Cap Equity Index Portfolio	95,699	10,631	263	5,742	2,893	109,442
Small Cap Growth Portfolio	100,311	7,884	(134)	13,518	2,256	119,323
Small Cap Value Portfolio	131,836	7,883	37	4,956	2,292	142,420

Total	$3,891,355	$454,191	$23,712	$450,156	$180,979	$4,638,435

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2023

2050 Retirement Portfolio
Bond Portfolio	$372,097	$33,095	$(1,220)	$8,412	$10,431	$401,953
Equity Index Portfolio	1,837,771	193,500	9,682	311,373	55,101	2,297,225
International Portfolio	762,548	80,626	(1,407)	86,324	22,809	905,282
Mid Cap Value Portfolio	—	22,535	—	594	357	22,772
Mid-Cap Equity Index Portfolio	577,803	53,903	135,842	(83,490)	79,643	604,415
Mid-Term Bond Portfolio	—	25,845	—	(398)	120	25,327
Money Market Portfolio	36,148	48,062	37	1,196	2,286	83,157
Small Cap Equity Index Portfolio	135,726	14,435	1,576	5,249	29,375	127,611
Small Cap Growth Portfolio	104,498	8,062	(172)	14,221	2,279	124,330
Small Cap Value Portfolio	139,947	8,061	(38)	5,309	2,283	150,996

Total	$3,966,538	$488,124	$144,300	$348,790	$204,684	$4,743,068

2055 Retirement Portfolio
Bond Portfolio	$71,991	$9,385	$(133)	$1,418	$674	$81,987
Equity Index Portfolio	412,306	69,088	970	73,234	3,161	552,437
International Portfolio	184,842	28,154	(21)	20,751	1,218	232,508
Mid Cap Value Portfolio	—	4,118	3	99	145	4,075
Mid-Cap Equity Index Portfolio	140,176	17,953	4,905	8,418	19,910	151,542
Mid-Term Bond Portfolio	—	10,539	(3)	(159)	46	10,331
Money Market Portfolio	14,895	1,340	—	356	57	16,534
Small Cap Equity Index Portfolio	23,595	4,022	21	1,449	180	28,907
Small Cap Growth Portfolio	30,863	3,482	61	4,152	147	38,411
Small Cap Value Portfolio	36,755	3,482	6	1,381	128	41,496

Total	$915,423	$151,563	$5,809	$111,099	$25,666	$1,158,228

2060 Retirement Portfolio
Bond Portfolio	$42,847	$5,167	$(23,541)	$24,330	$4,042	$44,761
Equity Index Portfolio	313,419	48,679	(66,811)	121,543	37,315	379,515
International Portfolio	151,941	22,735	(89,564)	106,484	17,451	174,145
Mid Cap Value Portfolio	–	5,329	–	141	112	5,358
Mid-Cap Equity Index Portfolio	104,873	15,171	(115,145)	124,826	22,622	107,103
Mid-Term Bond Portfolio	–	5,110	–	(79)	37	4,994
Money Market Portfolio	7,739	1,034	11	176	793	8,167
Small Cap Equity Index Portfolio	23,571	4,024	(44,500)	45,956	3,136	25,915
Small Cap Growth Portfolio	25,229	2,990	(24,957)	28,366	2,347	29,281
Small Cap Value Portfolio	26,439	3,100	(41,990)	42,949	2,379	28,119

Total	$696,058	$113,339	$(406,497)	$494,692	$90,234	$807,358

Conservative Allocation Portfolio
Bond Portfolio	$2,296,936	$27,547	$(55,397)	$101,479	$446,546	$1,924,019
Equity Index Portfolio	2,356,207	22,956	57,498	288,451	367,943	2,357,169
International Portfolio	510,653	4,591	(3,581)	55,127	74,130	492,660
Mid-Cap Equity Index Portfolio	530,006	4,591	9,039	32,448	73,828	502,256
Mid-Term Bond Portfolio	3,135,902	32,138	(36,942)	76,558	519,336	2,688,320

Total	$8,829,704	$91,823	$(29,383)	$554,063	$1,481,783	$7,964,424

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2023

Moderate Allocation Portfolio
Bond Portfolio	$4,176,564	$50,829	$(32,663)	$113,250	$259,287	$4,048,693
Equity Index Portfolio	7,199,587	71,162	67,207	1,104,241	368,001	8,074,196
International Portfolio	2,058,501	20,331	(4,270)	223,436	103,755	2,194,243
Mid-Cap Equity Index Portfolio	3,134,304	30,498	23,314	245,767	157,779	3,276,104
Mid-Term Bond Portfolio	2,999,697	30,496	(10,962)	47,772	155,364	2,911,639

Total	$19,568,653	$203,316	$42,626	$1,734,466	$1,044,186	$20,504,875

Aggressive Allocation Portfolio
Bond Portfolio	$692,952	$45,150	$(5,843)	$18,401	$39,469	$711,191
Equity Index Portfolio	1,622,941	79,014	15,060	257,437	71,922	1,902,530
International Portfolio	645,699	33,862	(785)	70,867	29,894	719,749
Mid-Cap Equity Index Portfolio	922,168	45,151	7,155	74,764	41,025	1,008,213
Small Cap Growth Portfolio	226,592	11,287	(336)	30,025	9,955	257,613
Small Cap Value Portfolio	245,173	11,287	615	8,758	10,077	255,756

Total	$4,355,525	$225,751	$15,866	$460,252	$202,342	$4,855,052

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of June 30, 2023, shares authorized at par value $0.01 per share were allocated into the 25 series of Portfolios as follows:

Authorized No. of Shares
Total Shares Allocated
Equity Index Portfolio	30,000,000
All America Portfolio	10,000,000
Small Cap Value Portfolio	10,000,000
Small Cap Growth Portfolio	15,000,000
Small Cap Equity Index Portfolio	10,000,000
Mid Cap Value Portfolio	5,000,000
Mid-Cap Equity Index Portfolio	40,000,000
International Portfolio	25,000,000
Retirement Income Portfolio	5,000,000
2015 Retirement Portfolio	10,000,000
2020 Retirement Portfolio	25,000,000
2025 Retirement Portfolio	25,000,000
2030 Retirement Portfolio	15,000,000
2035 Retirement Portfolio	10,000,000
2040 Retirement Portfolio	10,000,000
2045 Retirement Portfolio	10,000,000
2050 Retirement Portfolio	10,000,000
2055 Retirement Portfolio	10,000,000
2060 Retirement Portfolio	10,000,000
Conservative Allocation Portfolio	10,000,000
Moderate Allocation Portfolio	25,000,000
Aggressive Allocation Portfolio	10,000,000
Money Market Portfolio	10,000,000
Mid-Term Bond Portfolio	35,000,000
Bond Portfolio	40,000,000

Sub-Total	415,000,000
Shares to be allocated at the discretion of the Board of Directors	135,000,000

Total	550,000,000

On September 25, 2020, after the close of trading on the New York Stock Exchange, the Portfolios effected a 1 for 10 reverse split, and post-split shares began trading on September 28, 2020. As a result of the reverse split, every ten pre-split shares were automatically exchanged for one post-split share. The effect of the reverse split transaction was to reduce the number of shares outstanding by the reverse split factor and resulted in a proportionate increase in the net asset value per share. These transactions had not changed the net assets or the value of a shareholder’s investment.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

Each Portfolio generally declares dividends at least annually to pay out substantially all of the Portfolio’s net investment income and net realized short and long term capital gains. All dividends and capital gains distributions are reinvested in additional shares of the distributing Portfolio.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2022 were immediately reinvested into their respective portfolios. There were no dividend distributions in 2023. The tax character of the distributions paid during 2022 were as follows:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Ordinary Income (a)
2022	$1,463,295	$202,333	$85,860	$343,180	$149,732
Long-Term Capital Gains
2022	$3,114,813	$732,243	$1,105,736	$1,694,294	$376,857

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Ordinary Income (a)
2022	$43,598	$626,786	$348,798	$71,106	$88,077
Long-Term Capital Gains
2022	$204,208	$2,983,236	$1,366,105	$237,976	$181,815

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Ordinary Income (a)
2022	$223,193	$372,193	$186,415	$98,551	$104,111
Long-Term Capital Gains
2022	$626,755	$514,021	$—	$207,165	$170,421

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Ordinary Income (a)
2022	$44,067	$48,489	$10,350	$5,758	$177,860
Long-Term Capital Gains
2022	$83,350	$199,136	$—	$—	$386,584

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Ordinary Income (a)
2022	$302,064	$55,398	$292,690	$156,410	$526,892
Long-Term Capital Gains
2022	$1,007,850	$157,404	$—	$—	$—

Notes:

(a)	Includes distributions from Portfolio-level net short-term capital gains.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Undistributed net income and gains (losses) — As of June 30, 2023, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Accumulated undistributed net investment income	$2,577,686	$247,879	$367,878	$—	$55,973
Accumulated undistributed net realized gain/(loss) on investments	$1,671,020	$321,322	$138,377	$(440,179)	$(37,813)
Net unrealized appreciation (depreciation) of investments	$23,858,151	$2,739,290	$(820,717)	$754,463	$(418,312)

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Accumulated undistributed net investment income	$86,542	$1,105,222	$955,036	$55,181	$65,108
Accumulated undistributed net realized gain/(loss) on investments	$65,521	$1,407,882	$(574,186)	$(172,594)	$66,935
Net unrealized appreciation (depreciation) of investments	$(114,332)	$4,550,566	$(307,496)	$(192,961)	$17,028

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Accumulated undistributed net investment income	$190,011	$318,108	$214,508	$124,156	$110,594
Accumulated undistributed net realized gain/(loss) on investments	$542,026	$2,426,786	$1,051,095	$440,779	$761,645
Net unrealized appreciation (depreciation) of investments	$(56,541)	$(1,115,220)	$63,182	$407,997	$207,483

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Accumulated undistributed net investment income	$63,676	$64,068	$17,741	$9,943	$112,846
Accumulated undistributed net realized gain/(loss) on investments	$240,167	$397,425	$32,581	$41,810	$139,537
Net unrealized appreciation (depreciation) of investments	$269,871	$120,728	$37,194	$(7,825)	$(175,788)

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Accumulated undistributed net investment income	$284,987	$70,060	$789,869	$416,549	$1,013,872
Accumulated undistributed net realized gain/(loss) on investments	$879,633	$288,801	$—	$(311,667)	$(950,396)
Net unrealized appreciation (depreciation) of investments	$841,834	$287,896	$—	$(1,560,592)	$(4,502,475)

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2023

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions and futures contracts.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the Portfolios’ financial statements.

7.	SUBSEQUENT EVENTS

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

Included in this Semi-Annual Report are schedules of Mutual of America Variable Insurance Portfolios, Inc.’s (“Investment Company”) portfolio holdings as of June 30, 2023. The Investment Company files complete schedules of portfolio holdings, excluding the Money Market Portfolio, with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Investment Company portfolio holdings are also available for the first and third quarters of the most recent fiscal year through the website, mutualofamerica.com.

The Money Market Portfolio files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The portfolio holdings for the prior six months are also available through the website, mutualofamerica.com.

The Form N-PORT and N-MFP are available on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 800.468.3785. It is also available on the SEC’s website at sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023 is available without charge by calling 800.468.3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call 212.224.1769 or write to:

Mr. Kyle Medlin

Senior Vice President and Chief Compliance Officer

Mutual of America Variable Insurance Portfolios, Inc.

320 Park Avenue

New York, NY 10022-6839

Renewal of the Funds’ Investment Advisory Agreements

At a meeting held in February 2023, the Board of Directors (the “Board” or the “Directors”) of Mutual of America Investment Corporation and Mutual of America Variable Insurance Portfolios, Inc. (each a “Corporation” and together, the “Corporations”) approved the continuation of the investment advisory agreements (collectively, the “Advisory Agreements”) between Mutual of America Capital Management LLC (“Capital Management”) and each Corporation with respect to each series of the Corporations (each series, a “Fund” and collectively, the “Funds”). That included approval by the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Directors”) voting separately.

The Directors’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Director’s business judgment after an evaluation of all of the information provided to the Directors, including information provided for their consideration at their February 2023 meeting with management and at meetings held in the period leading up to that February 2023 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement.

The Directors also meet regularly with investment advisory, compliance, operational, and other personnel from Capital Management and regularly review detailed information, presented both orally and in writing, regarding the services performed by Capital Management for the benefit of the Funds, Capital Management’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, each Director took into account information presented to him or her in the past, including over the course of the prior year, to the extent he or she deemed relevant.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Directors. Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations at the February 2023 meeting, the Independent Directors were advised by independent counsel.

Nature, Extent and Quality of Services

The Directors considered the nature, extent, and quality of the services provided and expected to be provided by Capital Management to each Fund, including the expertise and experience of its investment personnel. In this regard, the Directors considered that Capital Management provides a full investment program for the Funds. In their evaluation of the services provided by Capital Management and the Funds’ contractual relationships with Capital Management, the Directors considered generally the performance record of Capital Management’s portfolio management personnel, including, where applicable, the long-term performance record of the Funds.

The Directors also reviewed reports that compared, among other information, each Fund’s management fee rate and total expense ratio against the management fee rate and total expense ratio of a group of peers maintained by Morningstar, Inc. (“Morningstar”), and each Fund’s performance records for various periods ended December 31, 2022, including the one-year, three-year (where applicable), five-year (where appliable) and ten-year (where applicable) periods, against the performance records of those funds in each Fund’s Morningstar category and the performance of one or more broad-based indices. Where applicable, the Directors inquired about and considered the factors cited by Capital Management that contributed to the underperformance of a Fund relative to its peer group.

The Directors also considered that Capital Management provides a variety of other services to the Funds in addition to investment advisory services, including certain administrative services (and for which Capital Management receives separate compensation) and supervision and monitoring of the Funds’ other service providers. The Directors considered Capital Management’s ongoing efforts to keep the Directors informed about matters relevant to the Funds and their shareholders. The Directors also considered the nature and structure of the Funds’ compliance program. The Directors considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with Capital Management.

Performance

The Directors evaluated each Fund’s performance history against that of the peer group(s) presented. The Directors noted those Funds that generally had strong performance relative to their peer groups over most or all of the periods presented. The Directors also considered that more than half of the Funds with a performance history of more than three years were rated at least four stars by Morningstar, with only two Funds with three years of performance rated two stars as of December 31, 2022.

In respect of those Funds with relative underperformance, including the All America Fund and Mid-Term Bond Fund, the Directors considered in each case that Fund’s long-term performance as well as the reasons that Capital Management provided for the relative underperformance, including any information Capital Management provided regarding differences between a Fund’s investment strategies or positioning and that generally of the bulk of its peer group. The Directors noted in this regard that the investment positioning and other explanations provided by Capital Management for relative underperformance were consistent with the relevant Fund’s principal investment strategies. The Directors also considered that, while the Small Cap Growth Fund had modestly underperformed its benchmark in the near term, it had strong relative performance over the long term. In addition, in respect of those Funds that seek to approximate the performance of an index, the Directors considered the Fund’s level of tracking error and Capital Management’s comments on the level of that tracking error and the explanation of the contributors to that tracking error.

Relative Levels of the Advisory Fees

The Directors also compared the investment advisory fees of the Funds against peer groups composed of variable annuity funds as well as, in the case of those Funds that were series of Mutual of America Investment Corporation, peer groups comprised of retail funds. The Directors considered that the management fee and total expense ratio comparisons indicated that the overwhelming majority of the Funds’ fees were at or below the median of their peers and in the first or second quartile of the peers presented. The Directors also considered that in the few instances where that was not the case, the Fund’s advisory fee was near the median of its group. In addition, the Directors considered information from Capital Management regarding certain challenges that were encountered in presenting a homogenous peer group for certain Funds, such as for the Mutual of America Catholic Values Index Fund, or information they had been provided about relevant differences between a Fund and some meaningful portion of its peer group, such as was the case for Mutual of America Mid Term Bond Fund and Mutual of America Composite Fund.

The Directors considered materials relating to the fees charged by Capital Management to institutional separate accounts for which Capital Management employs investment strategies substantially similar to one or more of the Funds’ investment strategies. The Directors reviewed the management fees that Capital Management charged to its other clients with investment strategies substantially similar to those of a Fund, noting that the level of the Fund’s fees appeared reasonable relative to the fees charged to those other accounts in light of the information they were provided regarding the greater level of services the Funds require and the greater level of risk that Capital Management incurs in sponsoring and managing the Funds relative to separate accounts.

Profitability

The Directors reviewed information as to general estimates of Capital Management’s profitability, including information provided by Capital Management as to the methods it used, and the assumptions it made, in estimating its profitability. In particular, the Directors considered information presented by Capital Management regarding the costs of providing services under the investment advisory agreements for the entire complex. The Directors also considered the various methodologies that could be used to allocate those costs on a fund-by-fund basis and discussed how different reasonable methodologies would result in different levels of profitability. The Directors considered, although profitability was not presented on a Fund-by-Fund basis, the highest potential profit margins that were reasonably estimable on the contracts and considered those potential profit margins in light of the levels of profitability that they understood were achieved by other asset managers in the industry. In doing so, the Directors considered that there was the potential that some of the investment advisory agreements, particularly those relating to the Funds that invest principally in other Funds, might have significantly higher profitability than the profitability shown for the complex, but that such profitability would likely still be in line with the profitability of others in the industry, and that any estimate of profitability should be weighed in light of all other relevant factors, including generally the relative level of each Fund’s advisory fees and its performance history.

Fall-out Benefits

The Directors considered in their evaluation of the proposed renewal of the Advisory Agreements information about both the direct and the indirect benefits to Capital Management from managing the Funds, including, among other things, the ability to offer related retirement products, the scale that the Funds provided in respect of Capital Management and its advisory business generally, the payments or reimbursements that Capital Management receives from the Funds for certain non-advisory services, and the soft dollar credits that the Funds’ trading activity generate and that can be used to purchase research or other services that benefit Capital Management, potentially reduce its own expenses, and may further its overall advisory business.

Economies of Scale

In their evaluation of economies of scale, the Directors considered, among other things, the pricing of the Funds and Capital Management’s reported estimated profitability, and that a number of the Funds had achieved significant scale. The Directors considered that each of those Funds had management fees below or near the median of the peers presented. They noted also that none of the Funds had breakpoints in its advisory fee schedule. The Directors considered that, generally, Capital Management had investment advisory fees that compared quite favorably to the median of the peers presented, even for those Funds that had not achieved significant scale, reflective of the potential that the investment advisory fees were set at a rate that was reasonably designed to share the benefits of economies of scale with shareholders even before some of the Funds had achieved significant scale. The Directors separately noted that Capital Management had agreed to continue in place the expense limitation arrangements for a number of the Funds at current levels for an additional one-year period. The Directors also noted Capital Management’s statement that the Funds are priced competitively, but that Capital Management would be willing to consider implementing breakpoints for certain Funds in the future if assets were to grow significantly from their current levels. The Directors concluded that it was not necessary at the present time to implement breakpoints for any of the Funds.

Conclusions

On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to Capital Management were generally within the range of management fees paid by the peer groups presented, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance history; that the information provided regarding the estimated profitability to Capital Management of its relationships with the Funds generally did not appear excessive or such as to preclude continuation of any Fund’s Advisory Agreement; that the absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, the Investment Company has adopted a liquidity risk management program (the “Program”) that is designed to assess and manage the liquidity risk of each Fund (the risk that the Fund would be unable to meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Liquidity Rule requires each registered open-end investment company (not including money market funds) to adopt and implement a written Program. The Liquidity Rule further requires that the Board of Directors shall be responsible for reviewing, no less frequently than annually, a written report from the Program Administrator that addresses the operation of the Program and its effectiveness of implementation. The Board has appointed a Liquidity Risk Management Committee (“LRMC”) comprised of officers from multiple departments within Mutual of America Life Insurance Company to serve as the Program Administrator. The Program Administrator is responsible for the implementation and ongoing administration of the Program, which includes assessing each Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, each of the Fund’s portfolio investments is classified on a daily basis into one of four liquidity categories based on estimations of the number of days an investment is expected to reasonably be converted into cash in current market conditions without significantly changing the investment’s market value.

In February 2023, as required by the Program and the Liquidity Rule, the LRMC provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the past year (the “Reporting Period”). During the Reporting Period, all of the Funds were primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). Each of the Funds were well above the 50% threshold of assets in highly liquid investments to be designated as a Primarily Highly Liquid Fund. As a result, the Funds were not required to adopt, and have not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Funds did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The Funds did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the LRMC stated that it believes the Program has operated adequately and effectively to manage each Fund’s liquidity risk during the Reporting Period in compliance with the statutory requirements of the Liquidity Rule. The LRMC also did not recommend any changes to the Program during the Reporting Period.

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ITEM 2.	CODE OF ETHICS.

Item not applicable to semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Item not applicable to semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item not applicable to semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Not applicable. The complete Schedules of Investment are included as part of the Reports to Stockholders in Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

Attached hereto:

(a) (1) Not applicable to semi-annual report.

(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Variable Insurance Portfolios, Inc.

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Chairman of the Board,
Chief Executive Officer and
Principal Executive Officer of
Mutual of America Variable Insurance Portfolios, Inc.

Date: September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Chairman of the Board,
Chief Executive Officer and
Principal Executive Officer of
Mutual of America Variable Insurance Portfolios, Inc.

Date: September 6, 2023

By:	/s/ AFERDITA GUTIERREZ
Aferdita Gutierrez
Treasurer, Chief Financial Officer and
Principal Financial Officer of
Mutual of America Variable Insurance Portfolios, Inc.

Date: September 6, 2023